Document and Entity Information	12 Months Ended
Dec. 31, 2012
Document and Entity Information
Entity Registrant Name	DISH DBS CORP
Entity Central Index Key	0001042642
Document Type	S-4
Document Period End Date	Dec 31, 2012
Amendment Flag	false
Entity Filer Category	Non-accelerated Filer

CONSOLIDATED BALANCE SHEETS (USD $) In Thousands, unless otherwise specified	Dec. 31, 2012	Dec. 31, 2011
Current Assets:
Cash and cash equivalents	$ 3,424,387	$ 399,072
Marketable investment securities (Note 4)	2,269,670	668,263
Trade accounts receivable - other, net of allowance for doubtful accounts of $13,834 and $11,916, respectively	823,374	771,055
Trade accounts receivable - EchoStar, net of allowance for doubtful accounts of zero	19,924	16,296
Inventory	464,393	509,932
Deferred tax assets (Note 8)	91,722	78,532
Other current assets	117,157	117,792
Total current assets	7,210,627	2,560,942
Noncurrent Assets:
Restricted cash and marketable investment securities (Note 4)	121,661	119,644
Property and equipment, net (Note 6)	3,007,384	3,122,243
FCC authorizations	635,794	679,570
Other noncurrent assets, net	198,992	121,290
Total noncurrent assets	3,963,831	4,042,747
Total assets	11,174,458	6,603,689
Current Liabilities:
Trade accounts payable - other	221,839	131,305
Trade accounts payable - EchoStar	262,843	222,917
Deferred revenue and other	832,518	809,559
Accrued programming	1,092,346	1,055,925
Accrued interest	224,383	124,907
Litigation accrual (Note 11)	70,999	65,580
Other accrued expenses	440,990	409,925
Current portion of long-term debt and capital lease obligations (Note 7)	534,787	34,630
Total current liabilities	3,680,705	2,854,748
Long-Term Obligations, Net of Current Portion:
Long-term debt and capital lease obligations, net of current portion (Note 7)	11,328,944	7,458,134
Deferred tax liabilities (Note 8)	1,184,349	988,371
Long-term deferred revenue, distribution and carriage payments and other long-term liabilities	242,360	187,407
Total long-term obligations, net of current portion	12,755,653	8,633,912
Total liabilities	16,436,358	11,488,660
Commitments and Contingencies (Note 11)
Stockholder's Equity (Deficit):
Common stock, $.01 par value, 1,000,000 shares authorized, 1,015 shares issued and outstanding
Additional paid-in capital	1,254,814	1,207,681
Accumulated other comprehensive income (loss)	6,080	(1,450)
Accumulated earnings (deficit)	(6,522,794)	(6,091,202)
Total stockholder's equity (deficit)	(5,261,900)	(4,884,971)
Total liabilities and stockholder's equity (deficit)	$ 11,174,458	$ 6,603,689

CONSOLIDATED BALANCE SHEETS (Parenthetical) (USD $) In Thousands, except Share data, unless otherwise specified	Dec. 31, 2012	Dec. 31, 2011
Current Assets:
Allowance for doubtful accounts on trade accounts receivable - other (in dollars)	$ 13,834	$ 11,916
Allowance for doubtful accounts on trade accounts receivable - EchoStar (in dollars)	$ 0	$ 0
Common stock, par value (in dollars per share)	$ 0.01	$ 0.01
Common stock, shares authorized	1,000,000	1,000,000
Common stock, shares issued	1,015	1,015
Common stock, shares outstanding	1,015	1,015

CONSOLIDATED STATEMENTS OF OPERATIONS AND COMPREHENSIVE INCOME (LOSS) (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Revenue:
Subscriber-related revenue	$ 13,038,349	$ 12,959,025	$ 12,538,950
Equipment sales and other revenue	96,185	64,547	59,607
Equipment sales, services and other revenue - EchoStar	17,066	36,474	37,180
Total revenue	13,151,600	13,060,046	12,635,737
Costs and Expenses (exclusive of depreciation shown separately below - Note 6):
Subscriber-related expenses	7,246,104	6,841,760	6,675,095
Satellite and transmission expenses:
EchoStar	419,888	441,613	418,286
Other	40,392	39,341	39,776
Cost of sales - equipment, services and other	96,240	79,563	76,295
Subscriber acquisition costs:
Cost of sales - subscriber promotion subsidies - EchoStar	264,208	249,440	175,777
Other subscriber acquisition costs	1,396,477	1,254,036	1,477,215
Total subscriber acquisition costs	1,660,685	1,503,476	1,652,992
General and administrative expenses - EchoStar	49,878	45,188	47,429
General and administrative expenses	616,339	570,699	573,495
Litigation expense (Note 11)	730,457	(316,949)	225,456
Depreciation and amortization (Note 6)	898,682	904,955	983,360
Total costs and expenses	11,758,665	10,109,646	10,692,184
Operating income (loss)	1,392,935	2,950,400	1,943,553
Other Income (Expense):
Interest income	22,431	13,209	13,744
Interest expense, net of amounts capitalized	(647,298)	(552,036)	(470,890)
Other, net	2,124	10,957	581
Total other income (expense)	(622,743)	(527,870)	(456,565)
Income (loss) before income taxes	770,192	2,422,530	1,486,988
Income tax (provision) benefit, net (Note 8)	(285,926)	(896,847)	(538,312)
Net income (loss)	484,266	1,525,683	948,676
Comprehensive Income (Loss):
Net income (loss)	484,266	1,525,683	948,676
Unrealized holding gains (losses) on available-for-sale securities	8,047	(5,215)	(68)
Deferred income tax (expense) benefit	(517)
Comprehensive income (loss)	$ 491,796	$ 1,520,468	$ 948,608

CONSOLIDATED STATEMENTS OF CHANGES IN STOCKHOLDER'S EQUITY (DEFICIT) (USD $) In Thousands, unless otherwise specified	Total	Additional Paid-In Capital	Accumulated Other Comprehensive Income (Loss)	Accumulated Earnings (Deficit)
Balance at Dec. 31, 2009	$ (3,631,312)	$ 1,154,614	$ 3,833	$ (4,789,759)
Increase (Decrease) in Stockholder's Equity
Capital distribution to affiliate	(266,699)			(266,699)
Non-cash, stock-based compensation	15,387	15,387
Income tax (expense) benefit related to stock awards and other	559	559
Change in unrealized holding gains (losses) on available-for-sale securities, net	(68)		(68)
Capital transaction with EchoStar in connection with purchases of strategic investments, net of tax of $2,895 (Note 15)	(9,103)			(9,103)
Net income (loss)	948,676			948,676
Balance at Dec. 31, 2010	(2,942,560)	1,170,560	3,765	(4,116,885)
Increase (Decrease) in Stockholder's Equity
Dividends to DISH Orbital Corporation (Note 15)	(3,500,000)			(3,500,000)
Non-cash, stock-based compensation	31,163	31,163
Income tax (expense) benefit related to stock awards and other	5,958	5,958
Change in unrealized holding gains (losses) on available-for-sale securities, net	(5,215)		(5,215)
Net income (loss)	1,525,683			1,525,683
Balance at Dec. 31, 2011	(4,884,971)	1,207,681	(1,450)	(6,091,202)
Increase (Decrease) in Stockholder's Equity
Dividends to DISH Orbital Corporation (Note 15)	(915,858)			(915,858)
Non-cash, stock-based compensation	38,573	38,573
Income tax (expense) benefit related to stock awards and other	8,560	8,560
Change in unrealized holding gains (losses) on available-for-sale securities, net	8,047		8,047
Deferred income tax (expense) benefit attributable to unrealized gains (losses) on available-for-sale-securities	(517)		(517)
Net income (loss)	484,266			484,266
Balance at Dec. 31, 2012	$ (5,261,900)	$ 1,254,814	$ 6,080	$ (6,522,794)

CONSOLIDATED STATEMENTS OF CHANGES IN STOCKHOLDER'S EQUITY (DEFICIT) (Parenthetical) (USD $) In Thousands, unless otherwise specified	12 Months Ended
Dec. 31, 2010
CONSOLIDATED STATEMENTS OF CHANGES IN STOCKHOLDER'S EQUITY (DEFICIT)
Capital transaction with EchoStar in connection with purchases of strategic investments, tax	$ 2,895

CONSOLIDATED STATEMENTS OF CASH FLOWS (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Cash Flows From Operating Activities:
Net income (loss)	$ 484,266	$ 1,525,683	$ 948,676
Adjustments to reconcile net income (loss) to net cash flows from operating activities:
Depreciation and amortization	898,682	904,955	983,360
Realized and unrealized losses (gains) on investments	(1,751)	(10,758)
Non-cash, stock-based compensation	38,573	31,163	15,387
Deferred tax expense (benefit) (Note 8)	169,308	582,519	182,859
Other, net	8,440	7,781	375
Change in noncurrent assets	(74,835)	37,986	443
Change in long-term deferred revenue, distribution and carriage payments and other long-term liabilities	45,498	(28,425)	(98,131)
Changes in current assets and current liabilities:
Trade accounts receivable - other	(55,048)	18,173	(41,311)
Allowance for doubtful accounts	1,918	(17,735)	13,279
Trade accounts receivable - EchoStar	(3,628)	(2,141)	24,192
Inventory	84,151	(56,063)	(228,625)
Other current assets	635	(5,723)	(8,781)
Trade accounts payable - other	93,392	(31,614)	20,200
Trade accounts payable - EchoStar	39,926	(15,712)	(31,913)
Deferred revenue and other	23,239	5,822	(11,913)
Litigation expense accrual (Note 11 and Note 15)	5,419	(316,949)	225,456
Litigation settlement payments (Note 11)		(350,000)
Accrued programming and other accrued expenses	196,219	(10,600)	151,427
Net cash flows from operating activities	1,954,404	2,268,362	2,144,980
Cash Flows From Investing Activities:
Purchases of marketable investment securities	(2,969,832)	(4,286,081)	(4,352,377)
Sales and maturities of marketable investment securities	1,389,709	5,205,514	4,468,529
Purchases of property and equipment	(778,742)	(765,490)	(1,547,523)
Change in restricted cash and marketable investment securities	(2,017)	12,751	(3,921)
Purchase of strategic investments included in noncurrent other investment securities			(11,742)
Purchase of FCC Licenses	(24,000)
Proceeds from sale of strategic investments		10,000	4,000
Other	105	(46)	703
Net cash flows from investing activities	(2,384,777)	176,648	(1,442,331)
Cash Flows From Financing Activities:
Proceeds from issuance of long-term debt	4,400,000	2,000,000
Debt issuance costs	(13,246)	(27,261)
Repurchases and redemption of 6 3/8% Senior Notes due 2011		(1,000,000)
Repayment of long-term debt and capital lease obligations	(34,890)	(32,716)	(26,910)
Dividend to DISH Orbital Corporation	(907,230)	(3,500,000)
Capital distribution to affiliate			(266,699)
Other	11,054	6,773
Net cash flows from financing activities	3,455,688	(2,553,204)	(293,609)
Net increase (decrease) in cash and cash equivalents	3,025,315	(108,194)	409,040
Cash and cash equivalents, beginning of period	399,072	507,266	98,226
Cash and cash equivalents, end of period	$ 3,424,387	$ 399,072	$ 507,266

Organization and Business Activities	12 Months Ended
Dec. 31, 2012
Organization and Business Activities
Organization and Business Activities

1.              Organization and Business Activities

Principal Business

DISH DBS Corporation (which together with its subsidiaries is referred to as “DISH DBS,” the “Company,” “we,” “us” and/or “our,” unless otherwise required by the context) is a holding company and an indirect, wholly-owned subsidiary of DISH Network Corporation (“DISH Network”).  DISH DBS was formed under Colorado law in January 1996 and its common stock is held by DISH Orbital Corporation (“DOC”), a direct subsidiary of DISH Network.  We operate the DISH® branded direct broadcast satellite (“DBS”) pay-TV service, which had 14.056 million subscribers in the United States as of December 31, 2012.  The DISH branded pay-TV service consists of Federal Communications Commission (“FCC”) licenses authorizing us to use DBS and Fixed Satellite Service (“FSS”) spectrum, our owned and leased satellites, receiver systems, third-party broadcast operations, customer service facilities, a leased fiber network, in-home service and call center operations, and certain other assets utilized in our operations.

Summary of Significant Accounting Policies	12 Months Ended
Dec. 31, 2012
Summary of Significant Accounting Policies
Summary of Significant Accounting Policies

2.     Summary of Significant Accounting Policies

Principles of Consolidation and Basis of Presentation

We consolidate all majority owned subsidiaries, investments in entities in which we have controlling influence and variable interest entities where we have been determined to be the primary beneficiary.  Non-majority owned investments are accounted for using the equity method when we have the ability to significantly influence the operating decisions of the investee.  When we do not have the ability to significantly influence the operating decisions of an investee, the cost method is used.  All significant intercompany accounts and transactions have been eliminated in consolidation.  Certain prior period amounts have been reclassified to conform to the current period presentation.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States (“GAAP”) requires us to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expense for each reporting period.  Estimates are used in accounting for, among other things, allowances for doubtful accounts, self-insurance obligations, deferred taxes and related valuation allowances, uncertain tax positions, loss contingencies, fair value of financial instruments, fair value of options granted under our stock-based compensation plans, fair value of assets and liabilities acquired in business combinations, fair value of multi-element arrangements, capital leases, asset impairments, estimates of future cash flows used to evaluate impairments, useful lives of property, equipment and intangible assets, retailer incentives, programming expenses, subscriber lives and royalty obligations.  Weak economic conditions have increased the inherent uncertainty in the estimates and assumptions indicated above.  Actual results may differ from previously estimated amounts, and such differences may be material to the Consolidated Financial Statements.  Estimates and assumptions are reviewed periodically, and the effects of revisions are reflected prospectively in the period they occur.

Cash and Cash Equivalents

We consider all liquid investments purchased with an original maturity of 90 days or less to be cash equivalents.  Cash equivalents as of December 31, 2012 and 2011 may consist of money market funds, government bonds, corporate notes and commercial paper.  The cost of these investments approximates their fair value.

Marketable Investment Securities

We currently classify all marketable investment securities as available-for-sale. We adjust the carrying value of our available-for-sale securities to fair value and report the related temporary unrealized gains and losses as a separate component of “Accumulated other comprehensive income (loss)” within “Total stockholder’s equity (deficit),” net of related deferred income tax.  Declines in the fair value of a marketable investment security which are determined to be “other-than-temporary” are recognized in the Consolidated Statements of Operations and Comprehensive Income (Loss), thus establishing a new cost basis for such investment.

We evaluate our marketable investment securities portfolio on a quarterly basis to determine whether declines in the fair value of these securities are other-than-temporary. This quarterly evaluation consists of reviewing, among other things:

·                  the fair value of our marketable investment securities compared to the carrying amount,

·                  the historical volatility of the price of each security, and

·                  any market and company specific factors related to each security.

Declines in the fair value of debt and equity investments below cost basis are generally accounted for as follows:

Length of Time Investment Has Been In a Continuous Loss Position	Treatment of the Decline in Value (absent specific factors to the contrary)
Less than six months	Generally, considered temporary.
Six to nine months	Evaluated on a case by case basis to determine whether any company or market-specific factors exist indicating that such decline is other-than-temporary.
Greater than nine months	Generally, considered other-than-temporary. The decline in value is recorded as a charge to earnings.

Additionally, in situations where the fair value of a debt security is below its carrying amount, we consider the decline to be other-than-temporary and record a charge to earnings if any of the following factors apply:

·                  we have the intent to sell the security,

·                  it is more likely than not that we will be required to sell the security before maturity or recovery, or

·                  we do not expect to recover the security’s entire amortized cost basis, even if there is no intent to sell the security.

In general, we use the first in, first out method to determine the cost basis on sales of marketable investment securities.

Trade Accounts Receivable

Management estimates the amount of required allowances for the potential non-collectability of accounts receivable based upon past collection experience and consideration of other relevant factors. However, past experience may not be indicative of future collections and therefore additional charges could be incurred in the future to reflect differences between estimated and actual collections.

Inventory

Inventory is stated at the lower of cost or market value.  Cost is determined using the first-in, first-out method.  The cost of manufactured inventory includes the cost of materials, labor, freight-in, royalties and manufacturing overhead.

Property and Equipment

Property and equipment are stated at cost. The costs of satellites under construction, including certain amounts prepaid under our satellite service agreements, are capitalized during the construction phase, assuming the eventual successful launch and in-orbit operation of the satellite. If a satellite were to fail during launch or while in-orbit, the resultant loss would be charged to expense in the period such loss was incurred. The amount of any such loss would be reduced to the extent of insurance proceeds estimated to be received, if any. Depreciation is recorded on a straight-line basis over useful lives ranging from one to 40 years. Repair and maintenance costs are charged to expense when incurred. Renewals and improvements that add value or extend the asset’s useful life are capitalized.

Long-Lived Assets

We review our long-lived assets and identifiable finite lived intangible assets for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable.  For assets which are held and used in operations, the asset would be impaired if the carrying value of the asset (or asset group) exceeded its undiscounted future net cash flows.  Once an impairment is determined, the actual impairment is reported as the difference between the carrying value and the fair value as estimated using discounted cash flows.  Assets which are to be disposed of are reported at the lower of the carrying amount or fair value less costs to sell.  We consider relevant cash flow, estimated future operating results, trends and other available information in assessing whether the carrying value of assets are recoverable.

DBS Satellites.  We currently evaluate our DBS satellite fleet for impairment as one asset group whenever events or changes in circumstances indicate that its carrying amount may not be recoverable.  We do not believe any triggering event has occurred which would indicate impairment as of December 31, 2012.

Intangible Assets

We do not amortize indefinite lived intangible assets, but test these assets for impairment annually or more often if indicators of impairment arise.  Intangible assets that have finite lives are amortized over their estimated useful lives and tested for impairment as described above for long-lived assets.  Our intangible assets with indefinite lives primarily consist of FCC licenses.  Generally, we have determined that our FCC licenses have indefinite useful lives due to the following:

·                  FCC licenses are a non-depleting asset;

·                  existing FCC licenses are integral to our business segments and will contribute to cash flows indefinitely;

·                  replacement satellite applications are generally authorized by the FCC subject to certain conditions, without substantial cost under a stable regulatory, legislative and legal environment;

·                  maintenance expenditures to obtain future cash flows are not significant;

·                  FCC licenses are not technologically dependent; and

·                  we intend to use these assets indefinitely.

DBS FCC Licenses.  We combine all of our indefinite lived DBS FCC licenses that we currently utilize or plan to utilize in the future into a single unit of accounting.  The analysis encompasses future cash flows from satellites transmitting from such licensed orbital locations, including revenue attributable to programming offerings from such satellites, the direct operating and subscriber acquisition costs related to such programming, and future capital costs for replacement satellites.  Projected revenue and cost amounts include projected subscribers.  In conducting our annual impairment test in 2012, we determined that the estimated fair value of the DBS FCC licenses, calculated using a discounted cash flow analysis, exceeded their carrying amounts.

Long-Term Deferred Revenue, Distribution and Carriage Payments

Certain programmers provide us up-front payments. Such amounts are deferred and recognized as reductions to “Subscriber-related expenses” on a straight-line basis over the relevant remaining contract term (generally up to ten years). The current and long-term portions of these deferred credits are recorded in our Consolidated Balance Sheets in “Deferred revenue and other” and “Long-term deferred revenue, distribution and carriage payments and other long-term liabilities,” respectively.

Sales Taxes

We account for sales taxes imposed on our goods and services on a net basis in our Consolidated Statements of Operations and Comprehensive Income (Loss). Since we primarily act as an agent for the governmental authorities, the amount charged to the customer is collected and remitted directly to the appropriate jurisdictional entity.

Income Taxes

We establish a provision for income taxes currently payable or receivable and for income tax amounts deferred to future periods. Deferred tax assets and liabilities are recorded for the estimated future tax effects of differences that exist between the book and tax basis of assets and liabilities. Deferred tax assets are offset by valuation allowances when we believe it is more likely than not that such net deferred tax assets will not be realized.

Accounting for Uncertainty in Income Taxes

From time to time, we engage in transactions where the tax consequences may be subject to uncertainty. We record a liability when, in management’s judgment, a tax filing position does not meet the more likely than not threshold. For tax positions that meet the more likely than not threshold, we may record a liability depending on management’s assessment of how the tax position will ultimately be settled. We adjust our estimates periodically for ongoing examinations by and settlements with various taxing authorities, as well as changes in tax laws, regulations and precedent. We classify interest and penalties, if any, associated with our uncertain tax positions as a component of “Interest expense, net of amounts capitalized” and “Other, net,” respectively.

Fair Value Measurements

We determine fair value based on the exchange price that would be received for an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants.  Market or observable inputs are the preferred source of values, followed by unobservable inputs or assumptions based on hypothetical transactions in the absence of market inputs.  We apply the following hierarchy in determining fair value:

·                  Level 1, defined as observable inputs being quoted prices in active markets for identical assets, including U.S. treasury notes;

·                  Level 2, defined as observable inputs other than quoted prices included in Level 1, including quoted prices for similar assets and liabilities in active markets; quoted prices for identical or similar instruments in markets that are not active; and model-derived valuations in which significant inputs and significant value drivers are observable in active markets; and

·                  Level 3, defined as unobservable inputs for which little or no market data exists, consistent with reasonably available assumptions made by other participants therefore requiring assumptions based on the best information available.

As of December 31, 2012 and 2011, the carrying value for cash and cash equivalents, marketable investment securities, trade accounts receivable, net of allowance for doubtful accounts, and current liabilities, excluding the “Current portion of long-term debt and capital lease obligations,” is equal to or approximates fair value due to their short-term nature or proximity to current market rates.  See Note 4.

Fair values for our publicly traded debt securities are based on quoted market prices, when available.  The fair values of our private debt are estimated based on an analysis in which we evaluate market conditions, related securities, various public and private offerings, and other publicly available information. In performing this analysis, we make various assumptions regarding, among other things, credit spreads, and the impact of these factors on the value of the notes. See Note 7 for the fair value of our long-term debt.

Deferred Debt Issuance Costs

Costs of issuing debt are generally deferred and amortized to interest expense ratably over the terms of the respective notes (see Note 7).

Revenue Recognition

We recognize revenue when an arrangement exists, prices are determinable, collectability is reasonably assured and the goods or services have been delivered.

Revenue from our pay-TV service is recognized when programming is broadcast to subscribers.  Payments received from pay-TV subscribers in advance of the broadcast or service period are recorded as “Deferred revenue and other” in our Consolidated Balance Sheets until earned.

For certain of our promotions, subscribers are charged an upfront fee.  A portion of these fees may be deferred and recognized over the estimated subscriber life for new subscribers or the estimated remaining life for existing subscribers ranging from 18 months to five years.  Revenue from advertising sales is recognized when the related services are performed.

Subscriber fees for pay-TV equipment rental, including DVRs, additional outlets and fees for receivers with multiple tuners, and our in-home service operations are recognized as revenue as earned.  Generally, revenue from equipment sales and equipment upgrades is recognized upon shipment to customers.

Certain of our existing and new subscriber promotions include programming discounts.  Programming revenues are recorded as earned at the discounted monthly rate charged to the subscriber.

We offer our customers the opportunity to download movies for a specific viewing period or permanently purchase a movie from our web-site.  We recognize revenue when the movie is successfully downloaded by the customer, which, based on our current technology, occurs at the time the customer plays the movie for the first time.

Subscriber-Related Expenses

The cost of television programming distribution rights is generally incurred on a per subscriber basis and various upfront carriage payments are recognized when the related programming is distributed to subscribers.  Long-term flat rate programming contracts are charged to expense using the straight-line method over the term of the agreement.  The cost of television programming rights to distribute live sporting events for a season or tournament is charged to expense using the straight-line method over the course of the season or tournament.  “Subscriber-related expenses” in the Consolidated Statements of Operations and Comprehensive Income (Loss) principally include programming expenses, costs incurred in connection with our in-home service and call center operations, billing costs, refurbishment and repair costs related to receiver systems, subscriber retention and other variable subscriber expenses.  These costs are recognized as the services are performed or as incurred.

Subscriber Acquisition Costs

Subscriber acquisition costs in our Consolidated Statements of Operations and Comprehensive Income (Loss) consist of costs incurred to acquire new pay-TV subscribers through third parties and our direct sales distribution channel.  Subscriber acquisition costs include the following line items from our Consolidated Statements of Operations and Comprehensive Income (Loss):

·                  “Cost of sales — subscriber promotion subsidies - EchoStar” includes the cost of our receiver systems sold to retailers and other distributors of our equipment and receiver systems sold directly by us to subscribers.

·                  “Other subscriber acquisition costs” includes net costs related to promotional incentives and costs related to installation and other promotional subsidies and advertising and marketing expenses related to the acquisition of new pay-TV subscribers.

We characterize amounts paid to our independent retailers as consideration for equipment installation services and for equipment buydowns (incentives and rebates) as a reduction of revenue.  We expense payments for equipment installation services as “Other subscriber acquisition costs.”  Our payments for equipment buydowns represent a partial or complete return of the retailer’s purchase price and are, therefore, netted against the proceeds received from the retailer.  We report the net cost from our various sales promotions through our independent retailer network as a component of “Other subscriber acquisition costs.”  Net proceeds from the sale of subscriber related equipment pursuant to our subscriber acquisition promotions are not recognized as revenue.

Advertising Costs

Our advertising costs associated with acquiring new Pay-TV subscribers are expensed as incurred.  During the years ended December 31, 2012, 2011 and 2010, we recorded advertising costs of $429 million, $329 million and $373 million, respectively, within “Other subscriber acquisition costs” on our Consolidated Statements of Operations and ComprehensiveIncome (Loss).

Equipment Lease Programs

Pay-TV subscribers have the choice of leasing or purchasing the satellite receiver and other equipment necessary to receive our pay-TV service.  Most of our new Pay-TV subscribers choose to lease equipment and thus we retain title to such equipment.  Equipment leased to new and existing Pay-TV subscribers is capitalized and depreciated over their estimated useful lives.

Statements of Cash Flow Data	12 Months Ended
Dec. 31, 2012
Statements of Cash Flow Data
Statements of Cash Flow Data

3.     Statements of Cash Flow Data

The following presents our supplemental cash flow statement disclosure.

	For the Years Ended December 31,
	2012	2011	2010
	(In thousands)
Cash paid for interest	$537,512	$545,406	$472,586
Cash received for interest	22,431	11,468	13,744
Cash paid for income taxes	20,624	14,661	12,978
Cash paid for income taxes to DISH Network	272,599	384,462	428,591
Vendor financing	—	—	40,000
Satellites and other assets financed under capital lease obligations	5,857	10,548	5,282
Receipt of marketable investment securities with no cash consideration	13,237	—	—
Net satellite broadband assets distributed to DISH Network	8,628	—	—

Marketable Investment Securities and Restricted Cash and Cash Equivalents	12 Months Ended
Dec. 31, 2012
Marketable Investment Securities and Restricted Cash and Cash Equivalents
Marketable Investment Securities and Restricted Cash and Cash Equivalents

4.     Marketable Investment Securities and Restricted Cash and Cash Equivalents

Our marketable investment securities and restricted cash and cash equivalents consist of the following:

	As of December 31,
	2012	2011
	(In thousands)
Marketable investment securities:
Current marketable investment securities - VRDNs	$124,007	$100,075
Current marketable investment securities - other	2,145,663	568,188
Total current marketable investment securities	2,269,670	668,263
Restricted marketable investment securities (1)	49,044	54,507
Total marketable investment securities	2,318,714	722,770

Restricted cash and cash equivalents (1)	72,617	65,137

Total marketable investment securities and restricted cash and cash equivalents	$2,391,331	$787,907

(1)         Restricted marketable investment securities and restricted cash and cash equivalents are included in “Restricted cash and marketable investment securities” on our Consolidated Balance Sheets.

Marketable Investment Securities

Our marketable investment securities portfolio consists of various debt and equity instruments, all of which are classified as available-for-sale (see Note 2).

Current Marketable Investment Securities — VRDNs

Variable rate demand notes (“VRDNs”) are long-term floating rate municipal bonds with embedded put options that allow the bondholder to sell the security at par plus accrued interest.  All of the put options are secured by a pledged liquidity source.  Our VRDN portfolio is comprised mainly of investments in municipalities, which are backed by financial institutions or other highly rated obligors that serve as the pledged liquidity source.  While they are classified as marketable investment securities, the put option allows VRDNs to be liquidated generally on a same day or on a five business day settlement basis.

Current Marketable Investment Securities — Other

Our current marketable investment securities portfolio includes investments in various debt instruments including corporate and government bonds.

Restricted Cash and Marketable Investment Securities

As of December 31, 2012 and 2011, our restricted marketable investment securities, together with our restricted cash, included amounts required as collateral for our letters of credit or surety bonds and for litigation (See Note 11).

Unrealized Gains (Losses) on Marketable Investment Securities

As of December 31, 2012 and 2011, we had accumulated net unrealized gains of $6 million and net unrealized losses of $1 million net of related tax effect, respectively, as a part of “Accumulated other comprehensive income (loss)” within “Total stockholder’s equity (deficit).” The components of our available-for-sale investments are summarized in the table below.

	As of December 31,
	2012				2011
	Marketable				Marketable
	Investment	Unrealized			Investment	Unrealized
	Securities	Gains	Losses	Net	Securities	Gains	Losses	Net
	(In thousands)
Debt securities:
VRDNs	$124,007	$—	$—	$—	$100,075	$—	$—	$—
Other (including restricted)	2,181,064	7,335	(1,144)	6,191	622,695	2,625	(4,075)	(1,450)
Equity securities:
Other (1)	13,643	406	—	406	—	—	—	—
Total	$2,318,714	$7,741	$(1,144)	$6,597	$722,770	$2,625	$(4,075)	$(1,450)

(1)  In connection with certain commercial arrangements that we entered into during the third quarter 2012, among other things, we received shares of common stock from a single issuer for no cash consideration.

As of December 31, 2012, restricted and non-restricted marketable investment securities include debt securities of $1.866 billion with contractual maturities within one year and $439 million with contractual maturities after one year through five years.  Actual maturities may differ from contractual maturities as a result of our ability to sell these securities prior to maturity.

Marketable Investment Securities in a Loss Position

The following table reflects the length of time that the individual securities, accounted for as available-for-sale, have been in an unrealized loss position, aggregated by investment category. As of December 31, 2012 and 2011, the unrealized losses on our investments in debt securities primarily represent investments in corporate bonds.  We have the ability to hold and do not intend to sell our investments in these debt securities before they recover or mature, and it is more likely than not that we will hold these investments until that time. In addition, we are not aware of any specific factors indicating that the underlying issuers of these debt securities would not be able to pay interest as it becomes due or repay the principal at maturity. Therefore, we believe that these changes in the estimated fair values of these marketable investment securities are related to temporary market fluctuations.

	As of December 31,
	2012		2011
	Fair	Unrealized	Fair	Unrealized
	Value	Loss	Value	Loss
	(In thousands)
Debt Securities:
Less than 12 months	$724,739	$(865)	$444,705	$(2,970)
12 months or more	29,045	(279)	33,039	(1,105)
Total	$753,784	$(1,144)	$477,744	$(4,075)

Fair Value Measurements

Our investments measured at fair value on a recurring basis were as follows:

	As of December 31,
	2012				2011
	Total	Level 1	Level 2	Level 3	Total	Level 1	Level 2	Level 3
	(In thousands)
Cash equivalents (including restricted)	$3,014,946	$59,386	$2,955,560	$—	$162,549	$18,610	$143,939	$—

Debt securities:
VRDNs	$124,007	$—	$124,007	$—	$100,075	$—	$100,075	$—
Other (including restricted)	2,181,064	—	2,181,064	—	622,695	—	622,695	—

Equity securities	13,643	13,643	—	—	—	—	—	—

Total	$2,318,714	$13,643	$2,305,071	$—	$722,770	$—	$722,770	$—

Inventory	12 Months Ended
Dec. 31, 2012
Inventory
Inventory

5.     Inventory

Inventory consists of the following:

	As of December 31,
	2012	2011
	(In thousands)
Finished goods - DBS	$259,274	$294,722
Raw materials	122,758	183,675
Work-in-process	82,361	31,535
Total inventory	$464,393	$509,932

Property and Equipment	12 Months Ended
Dec. 31, 2012
Property and Equipment
Property and Equipment

6.     Property and Equipment

Property and equipment consists of the following:

	Depreciable
	Life	As of December 31,
	(In Years)	2012	2011
		(In thousands)
Equipment leased to customers	2-5	$3,424,911	$3,496,154
EchoStar I	12	201,607	201,607
EchoStar VII	15	177,000	177,000
EchoStar X	15	177,192	177,192
EchoStar XI	15	200,198	200,198
EchoStar XIV	15	316,541	316,541
EchoStar XV	15	277,658	277,658
Satellites acquired under capital lease agreements	10-15	499,819	499,819
Furniture, fixtures, equipment and other	1-10	580,588	506,736
Buildings and improvements	1-40	74,398	70,716
Land	—	5,207	4,447
Construction in progress	—	20,469	42,038
Total property and equipment		5,955,588	5,970,106
Accumulated depreciation		(2,948,204)	(2,847,863)
Property and equipment, net		$3,007,384	$3,122,243

Construction in progress consists of the following:

	As of December 31,
	2012	2011
	(In thousands)
Software related projects	$6,088	$20,149
Other	14,381	21,889
Construction in progress	$20,469	$42,038

Depreciation and amortization expense consists of the following:

	For the Years Ended December 31,
	2012	2011	2010
	(In thousands)
Equipment leased to customers	$649,394	$725,904	$822,442
Satellites	123,431	128,352	110,510
Buildings, furniture, fixtures, equipment and other	58,081	50,699	50,408
148 degree orbital location (1)	67,776	—	—
Total depreciation and amortization	$898,682	$904,955	$983,360

(1)           See “FCC Authorizations” below.

Cost of sales and operating expense categories included in our accompanying Consolidated Statements of Operations and Comprehensive Income (Loss) do not include depreciation expense related to satellites or equipment leased to customers.

We did not record any capitalized interest during the years ended December 31, 2012, 2011 or 2010.

Satellites

DBS Satellites.  We currently utilize 15 satellites in geostationary orbit approximately 22,300 miles above the equator, six of which we own and depreciate over the useful life of each satellite.  We currently utilize capacity on seven satellites from EchoStar, which are accounted for as operating leases.  We also lease two satellites from third parties, which are accounted for as capital leases and are depreciated over the shorter of the economic life or the term of the satellite agreement.

		Degree	Estimated
	Launch	Orbital	Useful Life
Satellites	Date	Location	(Years)
Owned:
EchoStar I (1)	December 1995	77	12
EchoStar VII (2)	February 2002	119	15
EchoStar X (2)	February 2006	110	15
EchoStar XI (2)	July 2008	110	15
EchoStar XIV	March 2010	119	15
EchoStar XV	July 2010	61.5	15

Leased from EchoStar:
EchoStar VI (1)(4)	July 2000	77	NA
EchoStar VIII (1)(3)(4)	August 2002	77	NA
EchoStar IX (1)(3)	August 2003	121	NA
EchoStar XII (1)(4)	July 2003	61.5	NA
Nimiq 5 (1)(3)	September 2009	72.7	NA
EchoStar XVI (1)	November 2012	61.5	NA
QuetzSat-1 (1)(3)	September 2011	77	NA

Leased from Other Third Party:
Anik F3	April 2007	118.7	NA
Ciel II	December 2008	129	NA

Under Construction:
EchoStar XVIII	2015	110	15

(1)         See Note 15 for further discussion of our Related Party Transactions with EchoStar.

(2)         During the fourth quarter 2012, the estimated useful life of these satellites was extended from 12 years to 15 years on a prospective basis based on management’s assessment of, among other things, these satellites’ useful lives, technological obsolescence risk, estimated remaining fuel life and estimated useful lives of our other owned and leased DBS satellites.  This increase in the estimated useful life of these satellites had an immaterial effect on our results of operations.

(3)        We lease a portion of the capacity on these satellites.

(4)        We generally have the option to renew each lease on a year-to-year basis through the end of the respective satellite’s useful life.

Recent Developments

Recent developments with respect to certain of our satellites are discussed below.

QuetzSat-1.  During 2008, we entered into a transponder service agreement with EchoStar expiring in November 2021 for the lease of 24 DBS transponders on QuetzSat-1, which is accounted for as an operating lease.  QuetzSat-1 was launched on September 29, 2011 and was placed into service during the fourth quarter 2011 by EchoStar.  During the third quarter 2012, we and EchoStar entered into an agreement pursuant to which we sublease back to EchoStar five of the 24 DBS transponders on the QuetzSat-1 satellite.  During January 2013, QuetzSat-1 was moved to the 77 degree orbital location, and we commenced commercial operations at that location in February 2013.  See Note 15.

EchoStar XVI.  During December 2009, we entered into a transponder service agreement with EchoStar to lease all of the capacity on EchoStar XVI, a DBS satellite, after its service commencement date.  EchoStar XVI was launched during November 2012 to replace EchoStar XV at the 61.5 degree orbital location and is currently in service.  Under the original transponder service agreement, the initial term generally expired upon the earlier of: (i) the end-of-life or replacement of the satellite; (ii) the date the satellite failed; (iii) the date the transponder(s) on which service was being provided under the agreement failed; or (iv) ten years following the actual service commencement date.  Prior to expiration of the initial term, we also had the option to renew on a year-to-year basis through the end-of-life of the satellite.  Effective December 21, 2012, we and EchoStar amended the transponder service agreement to, among other things, change the initial term to generally expire upon the earlier of: (i) the end-of-life or replacement of the satellite; (ii) the date the satellite fails; (iii) the date the transponder(s) on which service is being provided under the agreement fails; or (iv) four years following the actual service commencement date.  Prior to expiration of the initial term, we have the option to renew for an additional six-year period.  Prior to expiration of the initial term, EchoStar also has the right, upon certain conditions, to renew for an additional six-year period.  If either we or EchoStar exercise our respective six-year renewal options, then we have the option to renew for an additional five-year period prior to expiration of the then-current term.

Satellites Under Construction

EchoStar XVIII.  On September 7, 2012, DISH Network entered into a contract with SS/L for the construction of EchoStar XVIII, a DBS satellite with spot beam technology designed for, among other things, HD programming.  This satellite is expected to be launched during 2015.

Satellite Anomalies

Operation of our DISH branded pay-TV service requires that we have adequate satellite transmission capacity for the programming we offer.  Moreover, current competitive conditions require that we continue to expand our offering of new programming.  While we generally have had in-orbit satellite capacity sufficient to transmit our existing channels and some backup capacity to recover the transmission of certain critical programming, our backup capacity is limited.

In the event of a failure or loss of any of our satellites, we may need to acquire or lease additional satellite capacity or relocate one of our other satellites and use it as a replacement for the failed or lost satellite.  Such a failure could result in a prolonged loss of critical programming or a significant delay in our plans to expand programming as necessary to remain competitive and thus may have a material adverse effect on our business, financial condition and results of operations.

Prior to 2012, certain of our owned and leased satellites have experienced anomalies, some of which have had a significant adverse impact on their remaining useful life and/or commercial operation.  There can be no assurance that future anomalies will not further impact the remaining useful life and/or commercial operation of any of the satellites in our fleet.  See Note 2 “Long-Lived Assets” for further discussion of evaluation of impairment.  There can be no assurance that we can recover critical transmission capacity in the event one or more of our in-orbit satellites were to fail.  We generally do not carry commercial insurance for any of the in-orbit satellites that we use, other than certain satellites leased from third parties, and therefore, we will bear the risk associated with any uninsured in-orbit satellite failures.  Recent developments with respect to certain of our satellites are discussed below.

Owned Satellites

EchoStar I.  During the first quarter 2012, we determined that EchoStar I experienced a communications receiver anomaly.  The communications receivers process signals sent from our uplink center for transmission back to our customers by the satellite.  While this anomaly did not impact commercial operation of the satellite, there can be no assurance that future anomalies will not impact its future commercial operation.  EchoStar I was fully depreciated during 2007.

EchoStar VII.  Prior to 2012, EchoStar VII experienced certain thruster failures.  During the fourth quarter 2012, we determined that EchoStar VII experienced an additional thruster failure.  Thrusters control the satellite’s location and orientation.  While this anomaly did not reduce the estimated useful life of the satellite to less than 15 years or impact commercial operation of the satellite, there can be no assurance that future anomalies will not reduce its useful life or impact its commercial operation.

EchoStar XI.  During the first quarter 2012, we determined that EchoStar XI experienced solar array anomalies that reduced the total power available for use by the satellite.  While these anomalies did not reduce the estimated useful life of the satellite to less than 15 years or impact commercial operation of the satellite, there can be no assurance that future anomalies will not reduce its useful life or impact its commercial operation.

EchoStar XIV.  During the third quarter 2011 and the first quarter 2012, we determined that EchoStar XIV experienced solar array anomalies that reduced the total power available for use by the satellite.  While these anomalies did not reduce the estimated useful life of the satellite to less than 15 years or impact commercial operation of the satellite, there can be no assurance that future anomalies will not reduce its useful life or impact its commercial operation.

Leased Satellites

EchoStar VI.  Prior to 2012, EchoStar VI experienced solar array anomalies which impacted the commercial operation of the satellite.  EchoStar VI also previously experienced the loss of traveling wave tube amplifiers (“TWTAs”).  During the first quarter 2012, EchoStar VI experienced the loss of two additional TWTAs increasing the total number of TWTAs lost to five.  During the second quarter 2012, EchoStar VI lost an additional solar array string, which reduced the total power available for use by the satellite.  While the recent losses of TWTAs and the solar array strings did not impact current commercial operation of the satellite, there can be no assurance that future anomalies will not impact its commercial operation.

EchoStar XII.  Prior to 2012, EchoStar XII experienced solar array anomalies that reduced the total power available for use by the satellite.  During September and November 2012 and January 2013, EchoStar XII experienced additional solar array anomalies, which further reduced the total power available for use by the satellite.  An investigation of the anomalies is continuing.  Since the number of useable transponders on EchoStar XII depends on, among other things, whether EchoStar XII is operated in CONUS, spot beam, or hybrid CONUS/spot beam mode, we are unable to determine at this time the actual number of transponders that will be available at any given time or how many transponders can be used during the remaining estimated life of the satellite.  Additional solar array anomalies are likely to continue to degrade operational capability in all of the possible modes.  This satellite is currently in-service and projected to be an in-orbit spare effective March 1, 2013.

FCC Authorizations.  On May 31, 2012, the International Bureau of the FCC announced the termination of our license for use of the 148 degree orbital location.  We had not had a satellite positioned at the 148 degree orbital location since the retirement of EchoStar V in August 2009.  Our license for use of the 148 degree orbital location had a $68 million carrying value.  This amount was recorded as “Depreciation and amortization” expense on our Consolidated Statements of Operations and Comprehensive Income (Loss) in the second quarter 2012 due to the termination of this license by the FCC.

Long-Term Debt	12 Months Ended
Dec. 31, 2012
Long-Term Debt
Long-Term Debt

7.     Long-Term Debt

7% Senior Notes due 2013

The 7% Senior Notes mature October 1, 2013 and have been reclassified to “Current portion of long-term debt and capital lease obligations” on our Consolidated Balance Sheets as of December 31, 2012.  Interest accrues at an annual rate of 7% and is payable semi-annually in cash, in arrears on April 1 and October 1 of each year.

The 7% Senior Notes are redeemable, in whole or in part, at any time at a redemption price equal to 100% of the principal amount plus a “make-whole” premium, as defined in the related indenture, together with accrued and unpaid interest.

The 7% Senior Notes are:

·                  general unsecured senior obligations of DISH DBS;

·                  ranked equally in right of payment with all of DISH DBS’ and the guarantors’ existing and future unsecured senior debt; and

·                  ranked effectively junior to our and the guarantors’ current and future secured senior indebtedness up to the value of the collateral securing such indebtedness.

The indenture related to the 7% Senior Notes contains restrictive covenants that, among other things, impose limitations on the ability of DISH DBS and its restricted subsidiaries to:

·            incur additional debt;

·            pay dividends or make distribution on DISH DBS’ capital stock or repurchase DISH DBS’ capital stock;

·            make certain investments;

·            create liens or enter into sale and leaseback transactions;

·            enter into transactions with affiliates;

·            merge or consolidate with another company; and

·            transfer or sell assets.

In the event of a change of control, as defined in the related indenture, we would be required to make an offer to repurchase all or any part of a holder’s 7% Senior Notes at a purchase price equal to 101% of the aggregate principal amount thereof, together with accrued and unpaid interest thereon, to the date of repurchase.

6 5/8% Senior Notes due 2014

The 6 5/8% Senior Notes mature October 1, 2014.  Interest accrues at an annual rate of 6 5/8% and is payable semi-annually in cash, in arrears on April 1 and October 1 of each year.

The 6 5/8% Senior Notes are redeemable, in whole or in part, at any time at a redemption price equal to 100% of their principal amount plus a “make-whole” premium, as defined in the related indenture, together with accrued and unpaid interest.

The 6 5/8% Senior Notes are:

·                  general unsecured senior obligations of DISH DBS;

·                  ranked equally in right of payment with all of DISH DBS’ and the guarantors’ existing and future unsecured senior debt; and

·                  ranked effectively junior to our and the guarantors’ current and future secured senior indebtedness up to the value of the collateral securing such indebtedness.

The indenture related to the 6 5/8% Senior Notes contains restrictive covenants that, among other things, impose limitations on the ability of DISH DBS and its restricted subsidiaries to:

·                  incur additional indebtedness or enter into sale and leaseback transactions;

·                  pay dividends or make distribution on DISH DBS’ capital stock or repurchase DISH DBS’ capital stock;

·                  make certain investments;

·                  create liens;

·                  enter into transactions with affiliates;

·                  merge or consolidate with another company; and

·                  transfer or sell assets.

In the event of a change of control, as defined in the related indenture, we would be required to make an offer to repurchase all or any part of a holder’s 6 5/8% Senior Notes at a purchase price equal to 101% of the aggregate principal amount thereof, together with accrued and unpaid interest thereon, to the date of repurchase.

7 3/4% Senior Notes due 2015

The 7 3/4% Senior Notes mature May 31, 2015.  Interest accrues at an annual rate of 7 3/4% and is payable semi-annually in cash, in arrears on May 31 and November 30 of each year.

The 7 3/4% Senior Notes are redeemable, in whole or in part, at any time at a redemption price equal to 100% of the principal amount plus a “make-whole” premium, as defined in the related indenture, together with accrued and unpaid interest.

The 7 3/4% Senior Notes are:

·                  general unsecured senior obligations of DISH DBS;

·                  ranked equally in right of payment with all of DISH DBS’ and the guarantors’ existing and future unsecured senior debt; and

·                  ranked effectively junior to our and the guarantors’ current and future secured senior indebtedness up to the value of the collateral securing such indebtedness.

The indenture related to the 7 3/4% Senior Notes contains restrictive covenants that, among other things, impose limitations on the ability of DISH DBS and its restricted subsidiaries to:

·                  incur additional debt;

·                  pay dividends or make distribution on DISH DBS’ capital stock or repurchase DISH DBS’ capital stock;

·                  make certain investments;

·                  create liens or enter into sale and leaseback transactions;

·                  enter into transactions with affiliates;

·                  merge or consolidate with another company; and

·                  transfer or sell assets.

In the event of a change of control, as defined in the related indenture, we would be required to make an offer to repurchase all or any part of a holder’s 7 3/4% Senior Notes at a purchase price equal to 101% of the aggregate principal amount thereof, together with accrued and unpaid interest thereon, to the date of repurchase.

7 1/8% Senior Notes due 2016

The 7 1/8% Senior Notes mature February 1, 2016.  Interest accrues at an annual rate of 7 1/8% and is payable semi-annually in cash, in arrears on February 1 and August 1 of each year.

The 7 1/8% Senior Notes are redeemable, in whole or in part, at any time at a redemption price equal to 100% of the principal amount plus a “make-whole” premium, as defined in the related indenture, together with accrued and unpaid interest.

The 7 1/8% Senior Notes are:

·                  general unsecured senior obligations of DISH DBS;

·                  ranked equally in right of payment with all of DISH DBS’ and the guarantors’ existing and future unsecured senior debt; and

·                  ranked effectively junior to our and the guarantors’ current and future secured senior indebtedness up to the value of the collateral securing such indebtedness.

The indenture related to the 7 1/8% Senior Notes contains restrictive covenants that, among other things, impose limitations on the ability of DISH DBS and its restricted subsidiaries to:

·                  incur additional debt;

·                  pay dividends or make distribution on DISH DBS’ capital stock or repurchase DISH DBS’ capital stock;

·                  make certain investments;

·                  create liens or enter into sale and leaseback transactions;

·                  enter into transactions with affiliates;

·                  merge or consolidate with another company; and

·                  transfer or sell assets.

In the event of a change of control, as defined in the related indenture, we would be required to make an offer to repurchase all or any part of a holder’s 7 1/8% Senior Notes at a purchase price equal to 101% of the aggregate principal amount thereof, together with accrued and unpaid interest thereon, to the date of repurchase.

4 5/8% Senior Notes due 2017

On May 16, 2012, we issued $900 million aggregate principal amount of our five-year, 4 5/8% Senior Notes due July 15, 2017 at an issue price of 100.0%.  Interest accrues at an annual rate of 4 5/8% and is payable semi-annually in cash, in arrears on January 15 and July 15 of each year, commencing on January 15, 2013.

The 4 5/8% Senior Notes are redeemable, in whole or in part, at any time at a redemption price equal to 100.0% of the principal amount plus a “make-whole” premium, as defined in the related indenture, together with accrued and unpaid interest.  Prior to July 15, 2015, we may also redeem up to 35.0% of each of the 4 5/8% Senior Notes at specified premiums with the net cash proceeds from certain equity offerings or capital contributions.

The 4 5/8% Senior Notes are:

·                  general unsecured senior obligations of DISH DBS;

·                  ranked equally in right of payment with all of DISH DBS’ and the guarantors’ existing and future unsecured senior debt; and

·                  ranked effectively junior to our and the guarantors’ current and future secured senior indebtedness up to the value of the collateral securing such indebtedness.

The indenture related to the 4 5/8% Senior Notes contains restrictive covenants that, among other things, impose limitations on the ability of DISH DBS and its restricted subsidiaries to:

·                  incur additional debt;

·                  pay dividends or make distributions on DISH DBS’ capital stock or repurchase DISH DBS’ capital stock;

·                  make certain investments;

·                  create liens or enter into sale and leaseback transactions;

·                  enter into transactions with affiliates;

·                  merge or consolidate with another company; and

·                  transfer or sell assets.

In the event of a change of control, as defined in the related indenture, we would be required to make an offer to repurchase all or any part of a holder’s 4 5/8% Senior Notes at a purchase price equal to 101% of the aggregate principal amount thereof, together with accrued and unpaid interest thereon, to the date of repurchase.

7 7/8% Senior Notes due 2019

The 7 7/8% Senior Notes mature September 1, 2019.  Interest accrues at an annual rate of 7 7/8% and is payable semi-annually in cash, in arrears on March 1 and September 1 of each year.

The 7 7/8% Senior Notes are redeemable, in whole or in part, at any time at a redemption price equal to 100% of the principal amount plus a “make-whole” premium, as defined in the related indenture, together with accrued and unpaid interest.

The 7 7/8% Senior Notes are:

·                  general unsecured senior obligations of DISH DBS;

·                  ranked equally in right of payment with all of DISH DBS’ and the guarantors’ existing and future unsecured senior debt; and

·                  ranked effectively junior to our and the guarantors’ current and future secured senior indebtedness up to the value of the collateral securing such indebtedness.

The Indenture related to the 7 7/8% Senior Notes contains restrictive covenants that, among other things, impose limitations on the ability of DISH DBS and its restricted subsidiaries to:

·                  incur additional debt;

·                  pay dividends or make distributions on DISH DBS’ capital stock or repurchase DISH DBS’ capital stock;

·                  make certain investments;

·                  create liens or enter into sale and leaseback transactions;

·                  enter into transactions with affiliates;

·                  merge or consolidate with another company; and

·                  transfer or sell assets.

In the event of a change of control, as defined in the related indenture, we would be required to make an offer to repurchase all or any part of a holder’s 7 7/8% Senior Notes at a purchase price equal to 101% of the aggregate principal amount thereof, together with accrued and unpaid interest thereon, to the date of repurchase.

6 3/4% Senior Notes due 2021

On May 5, 2011, we issued $2.0 billion aggregate principal amount of our ten-year, 6 3/4% Senior Notes due June 1, 2021 at an issue price of 99.093%.  Interest accrues at an annual rate of 6 3/4% and is payable semi-annually in cash, in arrears on June 1 and December 1 of each year.

The 6 3/4% Senior Notes are redeemable, in whole or in part, at any time at a redemption price equal to 100% of the principal amount plus a “make-whole” premium, as defined in the related indenture, together with accrued and unpaid interest.  Prior to June 1, 2014, we may also redeem up to 35% of each of the 6 3/4% Senior Notes at specified premiums with the net cash proceeds from certain equity offerings or capital contributions.

The 6 3/4% Senior Notes are:

·                  general unsecured senior obligations of DISH DBS;

·                  ranked equally in right of payment with all of DISH DBS’ and the guarantors’ existing and future unsecured senior debt; and

·                  ranked effectively junior to our and the guarantors’ current and future secured senior indebtedness up to the value of the collateral securing such indebtedness.

The indenture related to the 6 3/4% Senior Notes contains restrictive covenants that, among other things, impose limitations on the ability of DISH DBS and its restricted subsidiaries to:

·                  incur additional debt;

·                  pay dividends or make distributions on DISH DBS’ capital stock or repurchase DISH DBS’ capital stock;

·                  make certain investments;

·                  create liens or enter into sale and leaseback transactions;

·                  enter into transactions with affiliates;

·                  merge or consolidate with another company; and

·                  transfer or sell assets.

In the event of a change of control, as defined in the related indenture, we would be required to make an offer to repurchase all or any part of a holder’s 6 3/4% Senior Notes at a purchase price equal to 101% of the aggregate principal amount thereof, together with accrued and unpaid interest thereon, to the date of repurchase.

5 7/8% Senior Notes due 2022

On May 16, 2012, we issued $1.0 billion aggregate principal amount of our ten-year, 5 7/8% Senior Notes due July 15, 2022 at an issue price of 100.0%.  Interest accrues at an annual rate of 5 7/8% and is payable semi-annually in cash, in arrears on January 15 and July 15 of each year, commencing on January 15, 2013.

On July 26, 2012, we issued an additional $1.0 billion aggregate principal amount of our ten-year, 5 7/8% Senior Notes due July 15, 2022 at an issue price of 100.75% plus accrued interest from May 16, 2012.  These notes were issued as additional notes under the related indenture, pursuant to which we issued on May 16, 2012 $1.0 billion in aggregate principal amount of our 5 7/8% Senior Notes due 2022 discussed above.  These notes and the notes previously issued under the related indenture will be treated as a single class of debt securities under the related indenture.

The 5 7/8% Senior Notes are redeemable, in whole or in part, at any time at a redemption price equal to 100.0% of the principal amount plus a “make-whole” premium, as defined in the related indenture, together with accrued and unpaid interest.  Prior to July 15, 2015, we may also redeem up to 35.0% of each of the 5 7/8% Senior Notes at specified premiums with the net cash proceeds from certain equity offerings or capital contributions.

The 5 7/8% Senior Notes are:

·                  general unsecured senior obligations of DISH DBS;

·                  ranked equally in right of payment with all of DISH DBS’ and the guarantors’ existing and future unsecured senior debt; and

·                  ranked effectively junior to our and the guarantors’ current and future secured senior indebtedness up to the value of the collateral securing such indebtedness.

The indenture related to the 5 7/8% Senior Notes contains restrictive covenants that, among other things, impose limitations on the ability of DISH DBS and its restricted subsidiaries to:

·                  incur additional debt;

·                  pay dividends or make distributions on DISH DBS’ capital stock or repurchase DISH DBS’ capital stock;

·                  make certain investments;

·                  create liens or enter into sale and leaseback transactions;

·                  enter into transactions with affiliates;

·                  merge or consolidate with another company; and

·                  transfer or sell assets.

In the event of a change of control, as defined in the related indenture, we would be required to make an offer to repurchase all or any part of a holder’s 5 7/8% Senior Notes at a purchase price equal to 101% of the aggregate principal amount thereof, together with accrued and unpaid interest thereon, to the date of repurchase.

5 % Senior Notes due 2023

On December 27, 2012, we issued $1.5 billion aggregate principal amount of our 5 % Senior Notes due March 15, 2023 at an issue price of 100.0%.  Interest accrues at an annual rate of 5 % and is payable semi-annually in cash, in arrears on March 15 and September 15 of each year, commencing on September 15, 2013.

The 5 % Senior Notes are redeemable, in whole or in part, at any time at a redemption price equal to 100.0% of the principal amount plus a “make-whole” premium, as defined in the related indenture, together with accrued and unpaid interest.  Prior to March 15, 2016, we may also redeem up to 35.0% of each of the 5 % Senior Notes at specified premiums with the net cash proceeds from certain equity offerings or capital contributions.

The 5 % Senior Notes are:

·                  general unsecured senior obligations of DISH DBS;

·                  ranked equally in right of payment with all of DISH DBS’ and the guarantors’ existing and future unsecured senior debt; and

·                  ranked effectively junior to our and the guarantors’ current and future secured senior indebtedness up to the value of the collateral securing such indebtedness.

The indenture related to the 5 % Senior Notes contains restrictive covenants that, among other things, impose limitations on the ability of DISH DBS and its restricted subsidiaries to:

·                  incur additional debt;

·                  pay dividends or make distributions on DISH DBS’ capital stock or repurchase DISH DBS’ capital stock;

·                  make certain investments;

·                  create liens or enter into sale and leaseback transactions;

·                  enter into transactions with affiliates;

·                  merge or consolidate with another company; and

·                  transfer or sell assets.

In the event of a change of control, as defined in the related indenture, we would be required to make an offer to repurchase all or any part of a holder’s 5 % Senior Notes at a purchase price equal to 101% of the aggregate principal amount thereof, together with accrued and unpaid interest thereon, to the date of repurchase.

Interest on Long-Term Debt

		Annual
	Semi-Annual	Debt Service
	Payment Dates	Requirements
		(In thousands)
7% Senior Notes due 2013	April 1 and October 1	$35,000
6 5/8% Senior Notes due 2014	April 1 and October 1	$66,250
7 3/4% Senior Notes due 2015	May 31 and November 30	$58,125
7 1/8% Senior Notes due 2016	February 1 and August 1	$106,875
4 5/8% Senior Notes due 2017	January 15 and July 15	$41,625
7 7/8% Senior Notes due 2019	March 1 and September 1	$110,250
6 3/4% Senior Notes due 2021	June 1 and December 1	$135,000
5 7/8% Senior Notes due 2022	January 15 and July 15	$117,500
5% Senior Notes due 2023	March 15 and September 15	$75,000

Our ability to meet our debt service requirements will depend on, among other factors, the successful execution of our business strategy, which is subject to uncertainties and contingencies beyond our control.

Fair Value of our Long-Term Debt

The following table summarizes the carrying and fair values of our debt facilities as of December 31, 2012 and 2011:

	As of December 31,
	2012		2011
	Carrying Value	Fair Value	Carrying Value	Fair Value
	(In thousands)
7 % Senior Notes due 2013 (1)	500,000	521,875	500,000	535,000
6 5/8% Senior Notes due 2014	1,000,000	1,078,500	1,000,000	1,060,000
7 3/4% Senior Notes due 2015	750,000	844,725	750,000	817,500
7 1/8% Senior Notes due 2016	1,500,000	1,683,750	1,500,000	1,593,750
4 5/8% Senior Notes due 2017	900,000	940,500	—	—
7 7/8% Senior Notes due 2019	1,400,000	1,669,500	1,400,000	1,589,000
6 3/4% Senior Notes due 2021	2,000,000	2,280,000	2,000,000	2,140,000
5 7/8% Senior Notes due 2022	2,000,000	2,150,000	—	—
5 % Senior Notes due 2023	1,500,000	1,548,750	—	—
Mortgages and other notes payable	65,427	65,427	71,871	71,871
Subtotal	11,615,427	$12,783,027	7,221,871	$7,807,121
Capital lease obligations (2)	248,304	NA	270,893	NA
Total long-term debt and capital lease obligations (including current portion)	$11,863,731		$7,492,764

(1)         Our 7% Senior Notes with an aggregate principal balance of $500 million mature on October 1, 2013 and have been reclassified to “Current portion of long-term debt and capital lease obligations” on our Consolidated Balance Sheets as of December 31, 2012.

(2)         Disclosure regarding fair value of capital leases is not required.

Other Long-Term Debt and Capital Lease Obligations

Other long-term debt and capital lease obligations consist of the following:

	As of December 31,
	2012	2011
	(In thousands)
Satellites and other capital lease obligations	$248,304	$270,893
8% note payable for EchoStar VII satellite vendor financing, payable over 13 years from launch	4,891	6,286
6% note payable for EchoStar X satellite vendor financing, payable over 15 years from launch	9,022	9,968
6% note payable for EchoStar XI satellite vendor financing, payable over 15 years from launch	14,211	15,106
6% note payable for EchoStar XIV satellite vendor financing, payable over 15 years from launch	20,053	21,055
6% note payable for EchoStar XV satellite vendor financing, payable over 15 years from launch	16,407	17,227
Mortgages and other unsecured notes payable due in installments through 2017 with interest rates ranging from approximately 2% to 13%	843	2,229
Total	313,731	342,764
Less current portion	(34,787)	(34,630)
Other long-term debt and capital lease obligations, net of current portion	$278,944	$308,134

Capital Lease Obligations

Anik F3.  Anik F3, an FSS satellite, was launched and commenced commercial operation during April 2007.  This satellite is accounted for as a capital lease and depreciated over the term of the satellite service agreement.  We have leased 100% of the Ku-band capacity on Anik F3 for a period of 15 years.

Ciel II.  Ciel II, a Canadian DBS satellite, was launched in December 2008 and commenced commercial operation during February 2009.  This satellite is accounted for as a capital lease and depreciated over the term of the satellite service agreement.  We have leased 100% of the capacity on Ciel II for an initial 10 year term.

As of December 31, 2012 and 2011, we had $500 million capitalized for the estimated fair value of satellites acquired under capital leases included in “Property and equipment, net,” with related accumulated depreciation of $194 million and $151 million, respectively.  In our Consolidated Statements of Operations and Comprehensive Income (Loss), we recognized $43 million, $43 million and $43 million in depreciation expense on satellites acquired under capital lease agreements during the years ended December 31, 2012, 2011 and 2010, respectively.

Future minimum lease payments under the capital lease obligation, together with the present value of the net minimum lease payments as of December 31, 2012 are as follows (in thousands):

For the Years Ending December 31,
2013	$82,121
2014	77,775
2015	75,970
2016	75,970
2017	75,970
Thereafter	238,299
Total minimum lease payments	626,105
Less: Amount representing lease of the orbital location and estimated executory costs (primarily insurance and maintenance) including profit thereon, included in total minimum lease payments	(288,999)
Net minimum lease payments	337,106
Less: Amount representing interest	(88,802)
Present value of net minimum lease payments	248,304
Less: Current portion	(28,674)
Long-term portion of capital lease obligations	$219,630

The summary of future maturities of our outstanding long-term debt as of December 31, 2012 is included in the commitments table in Note 11.

Income Taxes and Accounting for Uncertainty in Income Taxes	12 Months Ended
Dec. 31, 2012
Income Taxes and Accounting for Uncertainty in Income Taxes
Income Taxes and Accounting for Uncertainty in Income Taxes

8.     Income Taxes and Accounting for Uncertainty in Income Taxes

Income Taxes

Our income tax policy is to record the estimated future tax effects of temporary differences between the tax bases of assets and liabilities and amounts reported on our Consolidated Balance Sheets, as well as probable operating loss, tax credit and other carryforwards.  Deferred tax assets are offset by valuation allowances when we believe it is more likely than not that net deferred tax assets will not be realized.  We periodically evaluate our need for a valuation allowance.  Determining necessary valuation allowances requires us to make assessments about historical financial information as well as the timing of future events, including the probability of expected future taxable income and available tax planning opportunities.

As of December 31, 2012, we had no net operating loss carryforwards (“NOLs”) for federal income tax purposes and $4 million of NOL benefit for state income tax purposes.  The state NOLs begin to expire in the year 2017.  In addition, there are $7 million of tax benefits related to credit carryforwards which are offset by a valuation allowance.  The credit carryforwards begin to expire in the year 2022.

DISH DBS and its domestic subsidiaries join with DISH Network in filing U.S. consolidated federal income tax returns and, in some states, combined or consolidated returns.  The federal and state income tax provisions or benefits recorded by DISH DBS are generally those that would have been recorded if DISH DBS and its domestic subsidiaries had filed returns as a consolidated group independent of DISH Network.  Cash is due and paid to DISH Network based on amounts that would be payable based on DISH DBS consolidated or combined group filings.  Amounts are receivable from DISH Network on a basis similar to when they would be receivable from the IRS or other state taxing authorities.  The amounts paid to DISH Network during the years ended December 31, 2012, 2011 and 2010 were $273 million, $384 million and $429 million, respectively.

The components of the (provision for) benefit from income taxes are as follows:

	For the Years Ended December 31,
	2012	2011	2010
	(In thousands)
Current (provision) benefit:
Federal	$(127,291)	$(277,920)	$(286,491)
State	10,673	(36,408)	(68,962)
	(116,618)	(314,328)	(355,453)
Deferred (provision) benefit:
Federal	(126,561)	(553,393)	(195,869)
State	(42,747)	(35,887)	18,711
Decrease (increase) in valuation allowance	—	6,761	(5,701)
	(169,308)	(582,519)	(182,859)
Total benefit (provision)	$(285,926)	$(896,847)	$(538,312)

The actual tax provisions for 2012, 2011 and 2010 reconcile to the amounts computed by applying the statutory Federal tax rate to income before taxes as follows:

	For the Years Ended December 31,
	2012	2011	2010
	% of pre-tax (income)/loss
Statutory rate	(35.0)	(35.0)	(35.0)
State income taxes, net of Federal benefit	(2.7)	(2.0)	(2.5)
Stock option compensation	0.2	—	0.3
Other	0.4	(0.3)	1.0
Decrease (increase) in valuation allowance	—	0.3	—
Total benefit (provision) for income taxes	(37.1)	(37.0)	(36.2)

The temporary differences, which give rise to deferred tax assets and liabilities as of December 31, 2012 and 2011, are as follows:

	As of December 31,
	2012	2011
	(In thousands)
Deferred tax assets:
NOL, credit and other carryforwards	$—	$3,500
Unrealized losses on investments	—	4,442
Accrued expenses	70,464	63,188
Stock-based compensation	24,405	23,000
Deferred revenue	62,071	45,556
Total deferred tax assets	156,940	139,686
Valuation allowance	(6,903)	(11,114)
Deferred tax asset after valuation allowance	150,037	128,572

Deferred tax liabilities:
Depreciation and amortization	(1,185,819)	(1,020,045)
Unrealized gains on investments	(738)	—
State taxes net of federal effect	(29,129)	(6,070)
Other long-term liabilities	(26,978)	(26,944)
Total deferred tax liabilities	(1,242,664)	(1,053,059)
Net deferred tax asset (liability)	$(1,092,627)	$(924,487)

Current portion of net deferred tax asset	$91,722	$78,532
Current portion of net deferred tax liability	—	(14,648)
Noncurrent portion of net deferred tax asset (liability)	(1,184,349)	(988,371)
Total net deferred tax asset (liability)	$(1,092,627)	$(924,487)

Accounting for Uncertainty in Income Taxes

In addition to filing federal income tax returns, we and one or more of our subsidiaries file income tax returns in all states that impose an income tax and a small number of foreign jurisdictions where we have immaterial operations.  We are subject to U.S. federal, state and local income tax examinations by tax authorities for the years beginning in 2002 due to the carryover of previously incurred net operating losses.  We are currently under a federal income tax examination for fiscal year 2008.

A reconciliation of the beginning and ending amount of unrecognized tax benefits included in “Long-term deferred revenue, distribution and carriage payments and other long-term liabilities” on our Consolidated Balance Sheets is as follows:

	For the Years Ended December 31,
Unrecognized tax benefit	2012	2011	2010
	(In thousands)
Balance as of beginning period	$190,935	$170,226	$199,172
Additions based on tax positions related to the current year	5,949	9,836	7,382
Reductions based on tax positions related to current years	—	(1,170)	—
Additions based on tax positions related to prior years	1,581	16,610	11,507
Reductions based on tax positions related to prior years	(3,461)	—	(43,141)
Reductions based on tax positions related to settlements with taxing authorities	—	(1,185)	(493)
Reductions based on tax positions related to the lapse of the statute of limitations	(9,335)	(3,382)	(4,201)
Balance as of end of period	$185,669	$190,935	$170,226

We have $174 million in unrecognized tax benefits that, if recognized, could favorably affect our effective tax rate.  We do not expect any portion of this amount to be paid or settled within the next twelve months.

Accrued interest and penalties on uncertain tax positions are recorded as a component of “Other, net” on our Consolidated Statements of Operations and Comprehensive Income (Loss).  During the year ended December 31, 2012, we recorded $6 million in interest and penalty expense to earnings.  During the years ended December 31, 2011 and 2010, we recorded $1 million and $4 million in interest and penalty benefit to earnings, respectively.  Accrued interest and penalties were $15 million and $9 million at December 31, 2012 and 2011, respectively.  The above table excludes these amounts.

Employee Benefit Plans	12 Months Ended
Dec. 31, 2012
Employee Benefit Plans
Employee Benefit Plans

9.              Employee Benefit Plans

Employee Stock Purchase Plan

Our employees participate in the DISH Network employee stock purchase plan (the “ESPP”), in which DISH Network is authorized to issue 1.8 million shares of Class A common stock.  At December 31, 2012, DISH Network had 0.2 million shares of Class A common stock which remain available for issuance under this plan.  Substantially all full-time employees who have been employed by DISH Network for at least one calendar quarter are eligible to participate in the ESPP.  Employee stock purchases are made through payroll deductions.  Under the terms of the ESPP, employees may not deduct an amount which would permit such employee to purchase DISH Network’s capital stock under all of DISH Network’s stock purchase plans at a rate which would exceed $25,000 in fair value of capital stock in any one year.  The purchase price of the stock is 85% of the closing price of DISH Network’s Class A common stock on the last business day of each calendar quarter in which such shares of Class A common stock are deemed sold to an employee under the ESPP.  During the years ended December 31, 2012, 2011 and 2010, employee purchases of Class A common stock through the ESPP totaled approximately 0.1 million, 0.1 million and 0.1 million shares, respectively.

401(k) Employee Savings Plan

DISH Network sponsors a 401(k) Employee Savings Plan (the “401(k) Plan”) for eligible employees.  Voluntary employee contributions to the 401(k) Plan may be matched 50% by DISH Network, subject to a maximum annual contribution of $1,500 per employee.  Effective January 1, 2013, the maximum annual contribution will increase to $2,500 per employee.  Forfeitures of unvested participant balances which are retained by the 401(k) Plan may be used to fund matching and discretionary contributions.  DISH Network’s board of directors also may authorize an annual discretionary contribution to the plan with authorization by our Board of Directors, subject to the maximum deductible limit provided by the Internal Revenue Code of 1986, as amended.  These contributions may be made in cash or in DISH Network’s stock.

The following table summarizes the expense associated with our matching contributions and discretionary contributions:

	For the Years Ended December 31,
Expense Recognized Related to the 401(k) Plan	2012	2011	2010
	(In thousands)
Matching contributions, net of forfeitures	$2,750	$1,521	$1,598
Discretionary stock contributions, net of forfeitures	$23,772	$22,331	$24,954

Stock-Based Compensation	12 Months Ended
Dec. 31, 2012
Stock-Based Compensation
Stock-Based Compensation

10.       Stock-Based Compensation

Stock Incentive Plans

DISH Network maintains stock incentive plans to attract and retain officers, directors and key employees.  Our employees participate in the DISH Network stock incentive plans.  Stock awards under these plans include both performance and non-performance based stock incentives.  As of December 31, 2012, there were outstanding under these plans stock options to acquire 13.0 million shares of DISH Network’s Class A common stock and 1.1 million restricted stock units associated with our employees.  Stock options granted prior to and on December 31, 2012 were granted with exercise prices equal to or greater than the market value of DISH Network Class A common stock at the date of grant and with a maximum term of approximately ten years.  While historically DISH Network has issued stock awards subject to vesting, typically at the rate of 20% per year, some stock awards have been granted with immediate vesting and other stock awards vest only upon the achievement of certain DISH Network-specific objectives.  As of December 31, 2012, DISH Network had 72.7 million shares of its Class A common stock available for future grant under its stock incentive plans.

During December 2009, DISH Network paid a dividend in cash of $2.00 per share on its outstanding Class A and Class B common stock to shareholders of record on November 20, 2009.  In light of such dividend, during February 2010, the exercise price of 16.9 million stock options, affecting approximately 400 of our employees, was reduced by $2.00 per share (the “2009 Stock Option Adjustment”).  Except as noted below, all information discussed below reflects the 2009 Stock Option Adjustment.

On December 1, 2011, DISH Network paid a dividend in cash of $2.00 per share on its outstanding Class A and Class B common stock to shareholders of record on November 17, 2011.  In light of such dividend, during January 2012, the exercise price of 17.3 million stock options, affecting approximately 400 of our employees, was reduced by $2.00 per share (the “2011 Stock Option Adjustment”).  Except as noted below, all information discussed below reflects the 2011 Stock Option Adjustment.

On January 1, 2008, DISH Network completed the distribution of its technology and set-top box business and certain infrastructure assets (the “Spin-off”) into a separate publicly-traded company, EchoStar Corporation (“EchoStar”).  DISH Network and EchoStar operate as separate publicly-traded companies, and neither entity has any ownership interest in the other.  However, a substantial majority of the voting power of the shares of both companies is owned beneficially by Charles W. Ergen, our Chairman, or by certain trusts established by Mr. Ergen for the benefit of his family.

In connection with the Spin-off, as permitted by existing stock incentive plans and consistent with the Spin-off exchange ratio, each DISH Network stock option was converted into two stock options as follows:

·                  an adjusted DISH Network stock option for the same number of shares that were exercisable under the original DISH Network stock option, with an exercise price equal to the exercise price of the original DISH Network stock option multiplied by 0.831219.

·                  a new EchoStar stock option for one-fifth of the number of shares that were exercisable under the original DISH Network stock option, with an exercise price equal to the exercise price of the original DISH Network stock option multiplied by 0.843907.

Similarly, each holder of DISH Network restricted stock units retained his or her DISH Network restricted stock units and received one EchoStar restricted stock unit for every five DISH Network restricted stock units that they held.

Consequently, the fair value of the DISH Network stock award and the new EchoStar stock award immediately following the Spin-off was equivalent to the fair value of such stock award immediately prior to the Spin-off.

The following stock awards were outstanding:

	As of December 31, 2012
	DISH Network Awards		EchoStar Awards
Stock Awards Outstanding	Stock Options	Restricted Stock Units	Stock Options	Restricted Stock Units
Held by DISH DBS employees	13,018,490	1,076,748	644,972	42,954

DISH Network is responsible for fulfilling all stock awards related to DISH Network common stock and EchoStar is responsible for fulfilling all stock awards related to EchoStar common stock, regardless of whether such stock awards are held by our or EchoStar’s employees. Notwithstanding the foregoing, our stock-based compensation expense, resulting from stock awards outstanding at the Spin-off date, is based on the stock awards held by our employees regardless of whether such stock awards were issued by DISH Network or EchoStar. Accordingly, stock-based compensation that we expense with respect to EchoStar stock awards is included in “Additional paid-in capital” on our Consolidated Balance Sheets.

Exercise prices for DISH Network stock options outstanding and exercisable associated with our employees as of December 31, 2012 are as follows:

			Options Outstanding			Options Exercisable
			Number Outstanding as of December 31, 2012	Weighted- Average Remaining Contractual Life	Weighted- Average Exercise Price	Number Exercisable as of December 31, 2012	Weighted- Average Remaining Contractual Life	Weighted- Average Exercise Price
$ —	-	$ 10.00	2,869,406	4.76	$7.11	1,433,956	4.83	$7.10
$10.00	-	$ 15.00	422,001	5.62	$12.25	84,001	5.98	$12.17
$15.00	-	$ 20.00	2,606,985	6.69	$16.58	462,684	3.99	$18.01
$20.00	-	$ 25.00	4,009,998	3.84	$21.59	1,425,998	3.01	$21.86
$25.00	-	$ 30.00	2,332,100	7.89	$28.49	665,350	6.47	$28.26
$30.00	-	$ 35.00	741,000	7.15	$32.54	236,500	4.40	$32.37
$35.00	-	$ 40.00	37,000	9.69	$36.38	2,000	4.25	$36.10
$ —	-	$ 40.00	13,018,490	5.60	$18.99	4,310,489	4.39	$17.92

Stock Award Activity

DISH Network stock option activity associated with our employees was as follows:

	For the Years Ended December 31,
	2012		2011		2010
	Options	Weighted- Average Exercise Price	Options	Weighted- Average Exercise Price	Options	Weighted- Average Exercise Price
Total options outstanding, beginning of period (1)	17,640,074	$20.38	18,447,004	$17.76	18,094,235	$20.86
Granted	589,500	$32.25	3,198,500	$28.52	2,450,500	$18.34
Exercised	(4,406,888)	$18.51	(1,640,462)	$12.36	(408,231)	$9.99
Forfeited and cancelled (2)	(804,196)	$20.34	(2,364,968)	$12.11	(1,689,500)	$21.69
Total options outstanding, end of period	13,018,490	$18.99	17,640,074	$20.38	18,447,004	$17.76
Performance based options outstanding, end of period (3)	6,400,700	$18.71	8,022,975	$18.89	9,907,250	$15.29
Exercisable at end of period	4,310,489	$17.92	6,387,798	$21.73	5,325,753	$22.70

(1)         The beginning of period weighted-average exercise price for the year ended December 31, 2012 of $20.38 does not reflect the 2011 Stock Option Adjustment, which occurred subsequent to December 31, 2011.  The beginning of period weighted-average exercise price for the year ended December 31, 2010 of $20.86 does not reflect the 2009 Stock Option Adjustment, which occurred subsequent to December 31, 2009.

(2)         Certain of these stock options include options that were granted to individuals who transferred to and/or from another DISH Network subsidiary not a part of DISH DBS.

(3)         These stock options are included in the caption “Total options outstanding, end of period.”  See discussion of the 2005 LTIP, 2008 LTIP and other employee performance awards below.

We realized tax benefits from stock awards exercised during the years ended December 31, 2012, 2011 and 2010 as follows:

	For the Years Ended December 31,
	2012	2011	2010
	(In thousands)
Tax benefit from stock awards exercised	$22,898	$9,786	$1,665

Based on the closing market price of DISH Network Class A common stock on December 31, 2012, the aggregate intrinsic value of stock options associated with our employees was as follows:

	As of December 31, 2012
	Options Outstanding	Options Exercisable
	(In thousands)
Aggregate intrinsic value	$226,617	$79,656

DISH Network restricted stock unit activity associated with our employees was as follows:

	For the Years Ended December 31,
	2012		2011		2010
	Restricted Stock Awards	Weighted- Average Grant Date Fair Value	Restricted Stock Awards	Weighted- Average Grant Date Fair Value	Restricted Stock Awards	Weighted- Average Grant Date Fair Value
Total restricted stock units outstanding, beginning of period	1,179,709	$23.11	1,271,984	$22.06	857,719	$25.04
Granted	—	$—	300,000	$30.67	600,000	$18.15
Vested	(24,795)	$22.94	(14,705)	$11.09	—	$—
Forfeited and cancelled	(78,166)	$27.20	(377,570)	$26.23	(185,735)	$23.07
Total restricted stock units outstanding, end of period	1,076,748	$22.82	1,179,709	$23.11	1,271,984	$22.06
Restricted Performance Units outstanding, end of period (1)	1,076,748	$22.82	1,179,709	$23.11	1,271,984	$22.06

(1)         These Restricted Performance Units are included in the caption “Total restricted stock units outstanding, end of period.”  See discussion of the 2005 LTIP, 2008 LTIP and other employee performance awards below.

Long-Term Performance Based Plans

2005 LTIP. During 2005, DISH Network adopted a long-term, performance based stock incentive plan (the “2005 LTIP”). The 2005 LTIP provides stock options and restricted stock units, either alone or in combination, which vest over seven years at the rate of 10% per year during the first four years, and at the rate of 20% per year thereafter. Exercise of the stock awards is subject to the foregoing vesting schedule and a performance condition that a DISH Network-specific subscriber goal is achieved by March 31, 2015.

Contingent compensation related to the 2005 LTIP will not be recorded in our financial statements unless and until DISH Network concludes achievement of the performance condition is probable. Given the competitive nature of DISH Network’s business, small variations in subscriber churn, gross new subscriber activation rates and certain other factors can significantly impact subscriber growth. Consequently, while it was determined that achievement of the goal was not probable as of December 31, 2012, that assessment could change in the future.

If all of the stock awards under the 2005 LTIP were vested and the goal had been met or if DISH Network had determined that achievement of the goal was probable during the year ended December 31, 2012, we would have recorded total non-cash, stock-based compensation expense for our employees as indicated in the table below. If the goal is met and there are unvested stock awards at that time, the vested amounts would be expensed immediately on our Consolidated Statements of Operations and Comprehensive Income (Loss), with the unvested portion recognized ratably over the remaining vesting period.

	2005 LTIP
	Total	Vested Portion (1)
	(In thousands)
DISH Network awards held by DISH DBS employees	$31,114	$28,499
EchoStar awards held by DISH DBS employees	5,608	5,251
Total	$36,722	$33,750

(1)         Represents the amount of this award that has met the foregoing vesting schedule and would therefore vest upon achievement of the performance condition.

2008 LTIP. During 2008, DISH Network adopted a long-term, performance based stock incentive plan (the “2008 LTIP”). The 2008 LTIP provides stock options and restricted stock units, either alone or in combination, which vest based on DISH Network-specific subscriber and financial goals. Exercise of the stock awards is contingent on achieving these goals by December 31, 2015.

Although no awards vest until DISH Network attains the performance goals, compensation related to the 2008 LTIP will be recorded based on DISH Network’s assessment of the probability of meeting the remaining goals.  If the remaining goals are probable of being achieved, we will begin recognizing the associated non-cash, stock-based compensation expense on our Consolidated Statements of Operations and Comprehensive Income (Loss) over the estimated period to achieve the goal.  See table below titled “Estimated Remaining Non-Cash, Stock-Based Compensation Expense.”

During the first quarter 2011, DISH Network determined that all of the 2008 LTIP performance goals are probable of achievement.  As of December 31, 2012, approximately 70% of the 2008 LTIP awards had vested.  We are recognizing the associated non-cash stock-based compensation expense on our Consolidated Statements of Operations and Comprehensive Income (Loss) over the estimated period for vesting of the approximately 30% of the awards remaining, as indicated in the table below titled “Non-Cash, Stock-Based Compensation Expense Recognized.”

Other Employee Performance Awards.  In addition to the above long-term, performance stock incentive plans, DISH Network has other stock awards that vest based on certain other DISH Network-specific subscriber, operational and financial goals.  Exercise of these stock awards is contingent on achieving certain performance goals.

Additional compensation related to these awards will be recorded based on DISH Network’s assessment of the probability of meeting the remaining performance goals.  If the remaining goals are probable of being achieved, we will begin recognizing the associated non-cash, stock-based compensation expense on our Consolidated Statements of Operations and Comprehensive Income (Loss) over the estimated period to achieve the goal.  See table below titled “Estimated Remaining Non-Cash, Stock-Based Compensation Expense.”

Although no awards vest until the performance goals are attained, DISH Network determined that certain goals were probable of achievement and, as a result, recorded non-cash, stock-based compensation expense for the years ended December 31, 2012 and 2011, as indicated in the table below titled “Non-Cash, Stock-Based Compensation Expense Recognized.”

Given the competitive nature of DISH Network’s business, small variations in subscriber churn, gross new subscriber activation rates and certain other factors can significantly impact subscriber growth.  Consequently, while it was determined that achievement of certain DISH Network-specific subscriber, operational and financial goals was not probable as of December 31, 2012, that assessment could change in the future.

The non-cash stock-based compensation expense associated with these awards is as follows:

Estimated Remaining Non-Cash, Stock-Based Compensation Expense	2008 LTIP	Other Employee Performance Awards
	(In thousands)
Expense estimated to be recognized during 2013	$1,778	$2,677
Estimated contingent expense subsequent to 2013	—	42,804
Total estimated remaining expense over the term of the plan	$1,778	$45,481

	For the Years Ended December 31,
Non-Cash, Stock-Based Compensation Expense Recognized	2012	2011	2010
	(In thousands)
2008 LTIP	$9,025	$18,944	$2,984
Other employee performance awards	7,471	144	271
Total non-cash, stock-based compensation expense recognized for performance based awards	$16,496	$19,088	$3,255

Of the 13.0 million stock options and 1.1 million restricted stock units outstanding under the DISH Network stock incentive plans associated with our employees as of December 31, 2012, the following awards were outstanding pursuant to the performance based stock incentive plans:

	As of December 31, 2012
Performance Based Stock Options	Number of Awards	Weighted- Average Exercise Price
2005 LTIP	1,878,500	$21.60
2008 LTIP	1,522,200	$10.32
Other employee performance awards	3,000,000	$21.16
Total	6,400,700	$18.71

Restricted Performance Units
2005 LTIP	211,498
2008 LTIP	10,250
Other employee performance awards	855,000
Total	1,076,748

Stock-Based Compensation

During the year ended December 31, 2012 and December 31, 2010, we incurred an initial charge of $13 million and $3 million, respectively, of additional non-cash, stock-based compensation expense in connection with the 2011 Stock Option Adjustment and 2009 Stock Option Adjustment discussed previously.  These amounts are included in the table below.  Total non-cash, stock-based compensation expense for all of our employees is shown in the following table for the years ended December 31, 2012, 2011 and 2010 and was allocated to the same expense categories as the base compensation for such employees:

	For the Years Ended December 31,
	2012	2011	2010
	(In thousands)
Subscriber-related	$1,607	$1,914	$1,160
General and administrative	36,966	29,249	14,227
Total non-cash, stock based compensation	$38,573	$31,163	$15,387

As of December 31, 2012, our total unrecognized compensation cost related to the non-performance based unvested stock awards was $19 million and includes compensation expense that we will recognize for EchoStar stock awards held by our employees as a result of the Spin-off. This cost is based on an estimated future forfeiture rate of approximately 4.0% per year and will be recognized over a weighted-average period of approximately two years. Share-based compensation expense is recognized based on stock awards ultimately expected to vest and is reduced for estimated forfeitures. Forfeitures are estimated at the time of grant and revised, if necessary, in subsequent periods if actual forfeitures differ from those estimates. Changes in the estimated forfeiture rate can have a significant effect on share-based compensation expense since the effect of adjusting the rate is recognized in the period the forfeiture estimate is changed.

Valuation

The fair value of each stock option for the years ended December 31, 2012, 2011 and 2010 was estimated at the date of the grant using a Black-Scholes option valuation model with the following assumptions:

For the Years Ended December 31,
Stock Options	2012	2011	2010
Risk-free interest rate	0.41% - 1.29%	0.36% - 3.18%	1.50% - 2.89%
Volatility factor	33.15% - 39.50%	31.74% - 45.56%	33.33% - 38.63%
Expected term of options in years	3.1 - 5.9	3.6 - 10.0	5.2 - 7.5
Weighted-average fair value of options granted	$6.72 - $13.79	$8.73 - $14.77	$6.83 - $8.14

On December 28, 2012 and December 1, 2011, DISH Network paid a $1.00 and a $2.00 cash dividend per share on its outstanding Class A and Class B common stock, respectively.  While DISH Network currently does not intend to declare additional dividends on its common stock, it may elect to do so from time to time.  Accordingly, the dividend yield percentage used in the Black-Scholes option valuation model is set at zero for all periods.  The Black-Scholes option valuation model was developed for use in estimating the fair value of traded stock options which have no vesting restrictions and are fully transferable.  Consequently, our estimate of fair value may differ from other valuation models.  Further, the Black-Scholes option valuation model requires the input of highly subjective assumptions.  Changes in the subjective input assumptions can materially affect the fair value estimate.

On December 2, 2012, DISH Network declared a dividend of $1.00 per share on its outstanding Class A and Class B common stock.  The dividend was paid in cash on December 28, 2012 to shareholders of record on December 14, 2012.  In light of such dividend, DISH Network’s Board of Directors and Executive Compensation Committee of the Board of Directors, which administers DISH Network’s stock incentive plans, determined to adjust the exercise price of certain stock options issued under the plans by decreasing the exercise price by $0.77 per share; provided, that the exercise price of eligible stock options will not be reduced below $1.00.  As a result of this adjustment, a majority of the stock options outstanding as of December 31, 2012 were adjusted subsequent to the year ended December 31, 2012.  This adjustment will result in additional incremental non-cash, stock-based compensation expense of $7 million, of which $4 million will be expensed during the first quarter 2013 and $3 million will be expensed over the remaining vesting period.

We will continue to evaluate the assumptions used to derive the estimated fair value of DISH Network’s stock options as new events or changes in circumstances become known.

Commitments and Contingencies	12 Months Ended
Dec. 31, 2012
Commitments and Contingencies
Commitments and Contingencies

11.       Commitments and Contingencies

Commitments

As of December 31, 2012, future maturities of our long-term debt, capital lease and contractual obligations are summarized as follows:

	Payments due by period
	Total	2013	2014	2015	2016	2017	Thereafter
	(In thousands)
Long-term debt obligations	$11,615,427	$506,113	$1,005,778	$756,160	$1,504,669	$904,903	$6,937,804
Capital lease obligations	248,304	28,674	26,672	27,339	30,024	32,958	102,637
Interest expense on long-term debt and capital lease obligations	4,896,519	773,734	731,413	633,625	548,088	491,652	1,718,007
Satellite-related obligations	2,041,536	253,354	253,279	253,209	253,144	242,777	785,773
Operating lease obligations	170,837	44,436	32,891	23,460	19,142	7,022	43,886
Purchase obligations	3,454,868	1,758,113	519,671	436,293	314,589	165,059	261,143
Total	$22,427,491	$3,364,424	$2,569,704	$2,130,086	$2,669,656	$1,844,371	$9,849,250

In certain circumstances the dates on which we are obligated to make these payments could be delayed. These amounts will increase to the extent we procure insurance for our satellites or contract for the construction, launch or lease of additional satellites.

In addition, the table above does not include $186 million of liabilities associated with unrecognized tax benefits which were accrued, as discussed in Note 8, and are included on our Consolidated Balance Sheets as of December 31, 2012. We do not expect any portion of this amount to be paid or settled within the next twelve months.

Wireless Spectrum

On March 2, 2012, the FCC approved the transfer of 40 MHz of 2 GHz wireless spectrum licenses held by DBSD North America and TerreStar to DISH Network.  On March 9, 2012, DISH Network completed the acquisitions of 100% of the equity of reorganized DBSD North America (the “DBSD Transaction”) and substantially all of the assets of TerreStar (the “TerreStar Transaction”), pursuant to which DISH Network acquired, among other things, certain satellite assets and wireless spectrum licenses held by DBSD North America and TerreStar.  In addition, during the fourth quarter 2011, DISH Network and Sprint Nextel Corporation (“Sprint”) entered into a mutual release and settlement agreement (“Sprint Settlement Agreement”) pursuant to which all issues then being disputed relating to the DBSD Transaction and the TerreStar Transaction were resolved between DISH Network and Sprint, including, but not limited to, issues relating to costs allegedly incurred by Sprint to relocate users from the spectrum then licensed to DBSD North America and TerreStar.  Pursuant to the Sprint Settlement Agreement, DISH Network made a net payment of approximately $114 million to Sprint.  The total consideration to acquire these assets was approximately $2.860 billion.  This amount includes $1.364 billion for the DBSD Transaction, $1.382 billion for the TerreStar Transaction, and the net payment of $114 million to Sprint pursuant to the Sprint Settlement Agreement.

DISH Network’s consolidated FCC applications for approval of the license transfers from DBSD North America and TerreStar were accompanied by requests for waiver of the FCC’s Mobile Satellite Service (“MSS”) “integrated service” and spare satellite requirements and various technical provisions.  The FCC denied DISH Network’s requests for waiver of the integrated service and spare satellite requirements but did not initially act on DISH Network’s request for waiver of the various technical provisions.  On March 21, 2012, the FCC released a Notice of Proposed Rule Making (“NPRM”) proposing the elimination of the integrated service, spare satellite and various technical requirements attached to the 2 GHz licenses.  On December 11, 2012, the FCC approved rules that eliminated these requirements and gave notice of its proposed modification of DISH Network’s 2 GHz authorizations to, among other things, allow DISH Network to offer single-mode terrestrial terminals to customers who do not desire satellite functionality.  On February 15, 2013, the FCC issued an order, which will become effective on March 7, 2013, modifying DISH Network’s 2 GHz licenses to add terrestrial operating authority.  The FCC’s order of modification has imposed certain limitations on the use of a portion of this spectrum, including interference protections for other spectrum users and power and emission limits that DISH Network presently believes could render 5 MHz of its uplink spectrum effectively unusable for terrestrial services and limit its ability to fully utilize the remaining 15 MHz of its uplink spectrum for terrestrial services.  These limitations could, among other things, impact the finalization of technical standards associated with DISH Network’s wireless business, and may have a material adverse effect on DISH Network’s ability to commercialize these licenses.  The new rules also mandate certain interim and final build-out requirements for the licenses.  By March 2017, DISH Network must provide terrestrial signal coverage and offer terrestrial service to at least 40% of the aggregate population represented by all of the areas covered by the licenses (the “2 GHz Interim Build-out Requirement”).  By March 2020, DISH Network must provide terrestrial signal coverage and offer terrestrial service to at least 70% of the population in each area covered by an individual license (the “2 GHz Final Build-out Requirement”).  If DISH Network fails to meet the 2 GHz Interim Build-out Requirement, the 2 GHz Final Build-out Requirement will be accelerated by one year, from March 2020 to March 2019.  If DISH Network fails to meet the 2 GHz Final Build-out Requirement, DISH Network’s terrestrial authorization for each license area in which it fails to meet the requirement will terminate.  In addition, the FCC is currently considering rules for a spectrum band that is adjacent to DISH Network’s 2 GHz licenses, known as the “H Block.”  If the FCC adopts rules for the H block that do not adequately protect DISH Network’s 2 GHz licenses, there could be a material adverse effect on DISH Network’s ability to commercialize the 2 GHz licenses.

As a result of the completion of the DBSD Transaction and the TerreStar Transaction, DISH Network will likely be required to make significant additional investments or partner with others to, among other things, finance the commercialization and build-out requirements of these licenses and DISH Network’s integration efforts including compliance with regulations applicable to the acquired licenses.  Depending on the nature and scope of such commercialization, build-out, and integration efforts, any such investment or partnership could vary significantly.  We have made cash distributions to DISH Network to finance these acquisitions and may make additional cash distributions to, among other things, finance the commercialization of these licenses and DISH Network’s integration efforts including compliance with regulations applicable to the acquired licenses.  Additionally, recent consolidation in the wireless telecommunications industry, may, among other things, limit DISH Network’s available options, including DISH Network’s ability to partner with others.  There can be no assurance that DISH Network will be able to develop and implement a business model that will realize a return on these spectrum licenses or that we will be able to profitably deploy the assets represented by these spectrum licenses.

In 2008, DISH Network paid $712 million to acquire certain 700 MHz wireless spectrum licenses, which were granted to DISH Network by the FCC in February 2009.  These licenses mandate certain interim and final build-out requirements.  By June 2013, DISH Network must provide signal coverage and offer service to at least 35% of the geographic area in each area covered by each individual license (the “700 MHz Interim Build-out Requirement”).  By the end of DISH Network’s license term (June 2019), DISH Network must provide signal coverage and offer service to at least 70% of the geographic area in each area covered by each individual license (the “700 MHz Final Build-out Requirement”).  DISH Network recently notified the FCC of its plans to commence signal coverage in select cities within certain of these areas, but DISH Network has not yet developed plans for providing signal coverage and offering service in all of these areas.  If DISH Network fails to meet the 700 MHz Interim Build-out Requirement, the term of DISH Network’s licenses will be reduced, from June 2019 to June 2017, and DISH Network could face possible fines and the reduction of license area(s).  If DISH Network fails to meet the 700 MHz Final Build-out Requirement, DISH Network’s authorization for each license area in which it fails to meet the requirement will terminate.  To commercialize these licenses and satisfy the associated FCC build-out requirements, DISH Network will be required to make significant additional investments or partner with others.  Depending on the nature and scope of such commercialization and build-out, any such investment or partnership could vary significantly.  We may make cash distributions to, among other things, finance the commercialization of these licenses and DISH Network’s integration efforts including compliance with regulations applicable to the acquired licenses.  There can be no assurance that DISH Network will be able to develop and implement a business model that will realize a return on these investments and profitably deploy the spectrum represented by the 700 MHz licenses.

Guarantees

In connection with the Spin-off, we distributed certain satellite lease agreements to EchoStar and remained the guarantor under those capital leases for payments totaling approximately $111 million over approximately the next 26 months.

In addition, during the third quarter 2009, EchoStar entered into a new satellite transponder service agreement for Nimiq 5 through 2024.  We sublease this capacity from EchoStar and DISH Network guarantees a certain portion of its obligation under this agreement through 2019.  As of December 31, 2012, the remaining obligation under this agreement is the guarantee of $438 million.

As of December 31, 2012, we have not recorded a liability on the balance sheet for any of these guarantees.

Purchase Obligations

Our 2013 purchase obligations primarily consist of binding purchase orders for receiver systems and related equipment, digital broadcast operations, satellite and transponder leases, engineering and for products and services related to the operation of our DISH branded pay-TV service.  Our purchase obligations also include certain guaranteed fixed contractual commitments to purchase programming content.  Our purchase obligations can fluctuate significantly from period to period due to, among other things, management’s control of inventory levels, and can materially impact our future operating asset and liability balances, and our future working capital requirements.

Programming Contracts

In the normal course of business, we enter into contracts to purchase programming content in which our payment obligations are fully contingent on the number of subscribers to whom we provide the respective content.  These programming commitments are not included in the “Commitments” table above. The terms of our contracts typically range from one to ten years with annual rate increases. Our programming expenses will continue to increase to the extent we are successful growing our subscriber base. In addition, our margins may face further downward pressure from price increases and the renewal of long term programming contracts on less favorable pricing terms.

Rent Expense

Total rent expense for operating leases was $252 million, $267 million and $263 million in 2012, 2011 and 2010, respectively.

Patents and Intellectual Property

Many entities, including some of our competitors, have or may in the future obtain patents and other intellectual property rights that cover or affect products or services that we offer or that we may offer in the future.  We may not be aware of all intellectual property rights that our products or services may potentially infringe.  Damages in patent infringement cases can be substantial, and in certain circumstances can be trebled.  Further, we cannot estimate the extent to which we may be required in the future to obtain licenses with respect to patents held by others and the availability and cost of any such licenses.  Various parties have asserted patent and other intellectual property rights with respect to components within our direct broadcast satellite system.  We cannot be certain that these persons do not own the rights they claim, that our products do not infringe on these rights, and/or that these rights are not valid.  Further, we cannot be certain that we would be able to obtain licenses from these persons on commercially reasonable terms or, if we were unable to obtain such licenses, that we would be able to redesign our products to avoid infringement.

Contingencies

Separation Agreement

In connection with the Spin-off, DISH Network entered into a separation agreement with EchoStar that provides, among other things, for the division of certain liabilities, including liabilities resulting from litigation.  Under the terms of the separation agreement, EchoStar has assumed certain liabilities that relate to its business including certain designated liabilities for acts or omissions that occurred prior to the Spin-off.  Certain specific provisions govern intellectual property related claims under which, generally, EchoStar will only be liable for its acts or omissions following the Spin-off and DISH Network will indemnify EchoStar for any liabilities or damages resulting from intellectual property claims relating to the period prior to the Spin-off as well as our acts or omissions following the Spin-off.

Litigation

We are involved in a number of legal proceedings (including those described below) concerning matters arising in connection with the conduct of our business activities.  Many of these proceedings are at preliminary stages, and many of these proceedings seek an indeterminate amount of damages.  We regularly evaluate the status of the legal proceedings in which we are involved to assess whether a loss is probable or there is a reasonable possibility that a loss or an additional loss may have been incurred and to determine if accruals are appropriate.  If accruals are not appropriate, we further evaluate each legal proceeding to assess whether an estimate of the possible loss or range of possible loss can be made.

For certain cases described on the following pages, management is unable to provide a meaningful estimate of the possible loss or range of possible loss because, among other reasons, (i) the proceedings are in various stages; (ii) damages have not been sought; (iii) damages are unsupported and/or exaggerated; (iv) there is uncertainty as to the outcome of pending appeals or motions; (v) there are significant factual issues to be resolved; and/or (vi) there are novel legal issues or unsettled legal theories to be presented or a large number of parties (as with many patent-related cases).  For these cases, however, management does not believe, based on currently available information, that the outcomes of these proceedings will have a material adverse effect on our financial condition, though the outcomes could be material to our operating results for any particular period, depending, in part, upon the operating results for such period.

c4cast.com, Inc.

On May 7, 2012, c4cast.com, Inc. filed a complaint against DISH Network and its wholly-owned subsidiary, Blockbuster L.L.C., in the United States District Court for the Eastern District of Texas alleging infringement of United States Patent No. 7,958,204 (the “204 patent”), which is entitled “Community-Selected Content.” The 204 patent relates to systems, methods and techniques for providing resources to participants over an electronic network.

We intend to vigorously defend this case. In the event that a court ultimately determines that we infringe the asserted patent, we may be subject to substantial damages, which may include treble damages, and/or an injunction that could require us to materially modify certain features that we currently offer to consumers. We cannot predict with any degree of certainty the outcome of the suit or determine the extent of any potential liability or damages.

Channel Bundling Class Action

During 2007, a purported class of cable and satellite subscribers filed an antitrust action against our wholly-owned subsidiary, DISH Network L.L.C., in the United States District Court for the Central District of California.  The suit also names as defendants DirecTV, Comcast, Cablevision, Cox, Charter, Time Warner, Inc., Time Warner Cable, NBCUniversal, Viacom, Fox Entertainment Group and Walt Disney Company.  The suit alleges, among other things, that the defendants engaged in a conspiracy to provide customers with access only to bundled channel offerings as opposed to giving customers the ability to purchase channels on an “a la carte” basis.  On October 16, 2009, the District Court entered an order granting the defendants’ motion to dismiss with prejudice.  On June 3, 2011, the U.S. Court of Appeals for the Ninth Circuit affirmed the District Court’s order.  The plaintiff class sought rehearing en banc.  On October 31, 2011, the Ninth Circuit issued an order vacating the previous June 3, 2011 order, directing that a 3-judge panel be reconstituted, and denying the plaintiff class’ motion for rehearing.  On March 30, 2012, the reconstituted panel of the Ninth Circuit again affirmed the District Court’s order.  On April 10, 2012, the plaintiff class again filed a petition for rehearing en banc, which was denied on May 4, 2012.  On August 2, 2012, the plaintiff class filed a petition seeking review by the United States Supreme Court, which was denied on November 5, 2012.  The matter is now concluded.

Cyberfone Systems, LLC (f/k/a LVL Patent Group, LLC)

On September 15, 2011, LVL Patent Group, LLC filed a complaint against our wholly-owned subsidiary, DISH Network L.L.C., as well as EchoStar, EchoStar Technologies L.L.C., a wholly-owned subsidiary of EchoStar, and DirecTV in the United States District Court for the District of Delaware alleging infringement of United States Patent No. 6,044,382, which is entitled “Data Transaction Assembly Server.”  DirecTV was dismissed from the case on January 4, 2012.  On July 12, 2012, Cyberfone Systems, LLC (f/k/a LVL Patent Group, LLC) filed the operative second amended complaint making the same claim.  On January 24, 2013, Cyberfone Systems, LLC voluntarily dismissed the action against us and the EchoStar entities without prejudice, and the matter is now concluded.

ESPN

During 2008, our wholly-owned subsidiary, DISH Network L.L.C., filed a lawsuit against ESPN, Inc., ESPN Classic, Inc., ABC Cable Networks Group, Soapnet L.L.C. and International Family Entertainment (collectively, “ESPN”) for breach of contract in New York State Supreme Court.  Our complaint alleges that ESPN failed to provide us with certain HD feeds of the Disney Channel, ESPN News, Toon and ABC Family.  In October 2011, the jury returned a verdict in favor of the defendants.  We have appealed.

ESPN had asserted a counterclaim alleging that we owed approximately $35 million under the applicable affiliation agreements.  On April 15, 2009, the New York State Supreme Court granted, in part, ESPN’s motion for summary judgment on the counterclaim, finding that we are liable for some of the amount alleged to be owing but that the actual amount owing is disputed.  On December 29, 2010, the New York State Supreme Court, Appellate Division, First Department affirmed the partial grant of ESPN’s motion on the counterclaim.  After the partial grant of ESPN’s motion for summary judgment, ESPN sought an additional $30 million under the applicable affiliation agreements.  On March 15, 2010, the New York State Supreme Court affirmed the prior grant of ESPN’s motion and ruled that we owe the full amount of approximately $66 million under the applicable affiliation agreements.  As of December 31, 2010, we had $42 million recorded as a “Litigation accrual” on our Consolidated Balance Sheets.

On June 21, 2011, the First Department affirmed the New York State Supreme Court’s ruling that we owe approximately $66 million under the applicable affiliation agreements and, on October 18, 2011, denied our motion for leave to appeal that decision to New York’s highest court, the New York Court of Appeals.  We sought leave to appeal directly to the New York Court of Appeals and, on January 10, 2012, the New York Court of Appeals dismissed our motion for leave on the ground that the ruling upon which we appealed does not fully resolve all claims in the action.  As a result of the First Department’s June 2011 ruling, during 2011, we recorded $24 million of “Litigation Expense” on our Consolidated Statements of Operations and Comprehensive Income (Loss).  On October 11, 2012, the New York State Supreme Court awarded ESPN $5 million in attorneys’ fees as the prevailing party on both our claim and ESPN’s counterclaim.  As a result, we recorded $5 million of “General and administrative expenses” and increased our “Litigation accrual” to a total of $71 million related to this case as of December 31, 2012.  This reflects our estimated exposure for ESPN’s counterclaim.  We intend to vigorously prosecute and defend this case.

The Hopper Litigation

On May 24, 2012, our wholly-owned subsidiary, DISH Network L.L.C., filed a lawsuit in the United States District Court for the Southern District of New York against American Broadcasting Companies, Inc., CBS Corporation, Fox Entertainment Group, Inc., Fox Television Holdings, Inc., Fox Cable Network Services, L.L.C. and NBCUniversal.  In the lawsuit, we are seeking a declaratory judgment that we are not infringing any defendant’s copyright, or breaching any defendant’s retransmission consent agreement, by virtue of the PrimeTime Anytime and AutoHop features on our Hopper set-top box.  The PrimeTime Anytime feature allows a user of our Hopper set-top box, at his or her option, to record certain primetime programs airing on ABC, CBS, Fox, and/or NBC up to every night, and to store those recordings for up to eight days.  The AutoHop feature allows a subscriber, at his or her option, to watch certain recordings the subscriber made with our PrimeTime Anytime feature, commercial-free, if played back the next day after the show’s original airing.

Later on May 24, 2012, (i) Fox Broadcasting Company, Twentieth Century Fox Film Corp. and Fox Television Holdings, Inc. filed a lawsuit against us and DISH Network L.L.C. in the United States District Court for the Central District of California, alleging that the PrimeTime Anytime feature, the AutoHop feature, as well as Sling place-shifting functionality infringe their copyrights and breach their retransmission consent agreements, (ii) NBC Studios LLC, Universal Network Television, LLC, Open 4 Business Productions LLC and NBCUniversal filed a lawsuit against us and DISH Network L.L.C. in the United States District Court for the Central District of California, alleging that the PrimeTime Anytime feature and the AutoHop feature infringe their copyrights, and (iii) CBS Broadcasting Inc., CBS Studios Inc. and Survivor Productions LLC filed a lawsuit against us and DISH Network L.L.C. in the United States District Court for the Central District of California, alleging that the PrimeTime Anytime feature and the AutoHop feature infringe their copyrights.  The Central District of California matters have been assigned to a single judge.

As a result of certain parties’ competing venue-related motions brought in both the New York and California actions, and certain networks’ filing various counterclaims and amended complaints, the claims are presently pending in the following venues:  (1) the copyright and contract claims regarding the ABC parties are pending in New York; (2) the copyright and contract claims regarding the CBS parties are pending in New York; (3) the copyright and contract claims regarding the Fox parties are pending in California; and (4) the copyright claims regarding the NBC parties are pending in California, while the contract claims involving the NBC parties are pending in both New York and California.  A venue-related motion is still pending in the NBC action in New York.  The NBC plaintiffs have filed an amended complaint in their California action adding copyright claims against EchoStar and EchoStar Technologies L.L.C. (“EchoStar Technologies”), a wholly-owned subsidiary of EchoStar.  Additionally, both the ABC and CBS parties have filed counterclaims in the New York action adding copyright claims against EchoStar Technologies, and the CBS parties have filed a counterclaim alleging that we fraudulently concealed the AutoHop feature when negotiating renewal of the CBS retransmission consent agreement.

On September 21, 2012, the California court heard the Fox plaintiffs’ motion for a preliminary injunction to enjoin the Hopper set-top box’s PrimeTime Anytime and AutoHop features and, on November 7, 2012, entered an order denying the motion.  The Fox plaintiffs have appealed.  On November 23, 2012, the ABC plaintiffs filed a motion in the New York action for a preliminary injunction to enjoin the Hopper set-top box’s PrimeTime Anytime and AutoHop features, and we and the ABC plaintiffs have filed briefs related to that motion.  On February 21, 2013, the Fox plaintiffs filed a second motion for preliminary injunction against:  (i) us seeking to enjoin the Hopper Transfers feature in our second-generation Hopper set-top box, alleging breach of their retransmission consent agreement; and (ii) us and EchoStar Technologies seeking to enjoin the Sling place-shifting functionality in our second-generation Hopper set-top box, alleging copyright infringement and breach of their retransmission consent agreement.

We intend to vigorously prosecute and defend our position in these cases.  In the event that a court ultimately determines that we infringe the asserted copyrights, we may be subject to substantial damages, and/or an injunction that could require us to materially modify certain features that we currently offer to consumers.  In addition, as a result of this litigation, we may not be able to renew certain of our retransmission consent agreements and other programming agreements on favorable terms or at all.  If we are unable to renew these agreements, there can be no assurance that we would be able to obtain substitute programming, or that such substitute programming would be comparable in quality or cost to our existing programming.  Loss of access to existing programming could have a material adverse effect on our business, financial condition and results of operations, including, among other things, our gross new subscriber activations and subscriber churn rate.  We cannot predict with any degree of certainty the outcome of these suits or determine the extent of any potential liability or damages.

Norman IP Holdings, Inc.

On September 15, 2011, Norman IP Holdings, Inc. (“Norman”) filed a patent infringement complaint against Brother International Corporation and Lexmark International Corporation in the United States District Court for the Eastern District of Texas alleging infringement of U.S. Patent No. 5,592,555 (the “555 patent”) and U.S. Patent No. 5,502,689 (the “689 patent”).  On December 9, 2011, Norman filed a first amended complaint that added Ricoh Americas Corporation and dropped Brother International Corporation as a defendant.  On January 27, 2012, Norman filed a second amended complaint that added DISH Network as a defendant, in addition to adding Belkin International, Inc., BMW of North America LLC, Daimler North America Corporation, Mercedes-Benz USA, LLC, D-Link Systems, Inc., Ford Motor Company, Garmin International, Inc., Garmin USA, Inc., General Electric Company, General Motors Company, JVC Americas Corporation, Novatel Wireless, Inc., Novatel Wireless Solutions, Inc., Novatel Wireless Technology, Inc., TomTom, Inc., ViewSonic Corporation, Vizio, Inc., Volkswagen Group of America, Inc., Xerox Corporation, ZTE USA, Inc., and ZTE Solutions, Inc.  On February 8, 2013, Norman filed a third amended complaint that added claims against us alleging infringement of U.S. Patent No. 5,530,597 (the “597 patent”) and that dropped as defendants Ford Motor Company, General Electric Company, JVC Americas Corporation, Novatel Wireless Solutions, Inc., Novatel Wireless Technology, Inc., and TomTom, Inc.

The 555 patent relates to a wireless communications privacy method and system, the 689 patent relates to a clock generator capable of shut-down mode and clock generation method, and the 597 patent relates to an interrupt enable circuit that allows devices to exit processes without using a hardware reset.  Norman is an entity that seeks to license an acquired patent portfolio without itself practicing any of the claims recited therein.  The trial date has been set for January 5, 2015.

We intend to vigorously defend this case.  In the event that a court ultimately determines that we infringe any of the asserted patents, we may be subject to substantial damages, which may include treble damages, and/or an injunction that could cause us to materially modify certain features that we currently offer to consumers.  We cannot predict with any degree of certainty the outcome of the suit or determine the extent of any potential liability or damages.

NorthPoint Technology, Ltd.

On July 2, 2009, NorthPoint Technology, Ltd. (“NorthPoint”) filed suit against DISH Network, EchoStar and DirecTV in the United States District Court for the Western District of Texas alleging infringement of United States Patent No. 6,208,636 (the “636 patent”).  The 636 patent relates to the use of multiple low-noise block converter feedhorns, or LNBFs, which are antennas used for satellite reception.  On April 21, 2011, the U.S. Patent and Trademark Office issued an order granting reexamination of the 636 patent.  On June 21, 2011, the District Court entered summary judgment in DISH Network’s favor, finding that all asserted claims of the 636 patent are invalid.  NorthPoint appealed and, on May 11, 2012, the United States Court of Appeals for the Federal Circuit affirmed the District Court’s judgment.  The deadline for NorthPoint to file a further appeal has passed, and the matter is now concluded.

Olympic Developments AG, LLC

On January 20, 2011, Olympic Developments AG, LLC (“Olympic”) filed suit against our wholly-owned subsidiary, DISH Network L.L.C., Atlantic Broadband, Inc., Bright House Networks, LLC, Cable One, Inc., Cequel Communications Holdings I, LLC, CSC Holdings, LLC, GCI Communication Corp., Insight Communications Company, Inc., Knology, Inc., Mediacom Communications Corporation and RCN Telecom Services, LLC in the United States District Court for the Central District of California alleging infringement of United States Patent Nos. 5,475,585 and 6,246,400.  The patents relate to on-demand services.  Olympic is an entity that seeks to license an acquired patent portfolio without itself practicing any of the claims recited therein.  On June 13, 2011, the case was transferred to the Northern District of California.  On November 7, 2011, the case was stayed pending reexamination by the U.S. Patent and Trademark Office.

We intend to vigorously defend this case.  In the event that a court ultimately determines that we infringe any of the asserted patents, we may be subject to substantial damages, which may include treble damages, and/or an injunction that could cause us to materially modify certain features that we currently offer to consumers.  We cannot predict with any degree of certainty the outcome of the suit or determine the extent of any potential liability or damages.

Personalized Media Communications, Inc.

During 2008, Personalized Media Communications, Inc. (“PMC”) filed suit against DISH Network, EchoStar and Motorola Inc. in the United States District Court for the Eastern District of Texas alleging infringement of United States Patent Nos. 5,109,414, 4,965,825, 5,233,654, 5,335,277, and 5,887,243, which relate to satellite signal processing.  PMC is an entity that seeks to license an acquired patent portfolio without itself practicing any of the claims recited therein.  Subsequently, Motorola Inc. settled with PMC, leaving EchoStar and DISH Network as defendants.  On July 18, 2012, pursuant to a Court order, PMC filed a Second Amended Complaint that added Rovi Guides, Inc. (f/k/a/ Gemstar-TV Guide International, Inc.) and TVG-PMC, Inc. (collectively, “Gemstar”) as a party, and added a new claim against all defendants seeking a declaratory judgment as to the scope of Gemstar’s license to the patents in suit, under which DISH Network and EchoStar are sublicensees.  A new trial date has not yet been set.

We intend to vigorously defend this case.  In the event that a court ultimately determines that we infringe any of the asserted patents, we may be subject to substantial damages, which may include treble damages, and/or an injunction that could cause us to materially modify certain features that we currently offer to consumers.  We cannot predict with any degree of certainty the outcome of the suit or determine the extent of any potential liability or damages.

Pragmatus Telecom, LLC

On December 5, 2012, Pragmatus Telecom, LLC (“Pragmatus”) filed a patent infringement lawsuit against DISH Network in the United States District Court for the District of Delaware alleging infringement of United States Patent Nos. 6,311,231, 6,668,286, and 7,159,043.  Pragmatus alleges that the click-to-chat and click-to-call customer support features of the DISH web site and call center management systems infringe these patents.  Pragmatus has brought similar complaints against more than 40 other companies, including Comcast, AT&T, Sprint, Frontier Communications, Bright House, UPS, FedEx, GM and Ford.  Pragmatus is an entity that seeks to license an acquired patent portfolio without itself practicing any of the claims recited therein. On March 5, 2013, Pragmatus voluntarily dismissed with prejudice all claims in the action relating to allegedly infringing features provided by certain of our vendors.  Pragmatus also voluntarily dismissed without prejudice any other claims in the action.

Premier International Associates, LLC

On August 3, 2012, Premier International Associates, LLC (“Premier International Associates”) filed a complaint against us, our wholly-owned subsidiary, DISH Network L.L.C., DISH Network, and EchoStar and its wholly-owned subsidiary, EchoStar Technologies L.L.C., in the United States District Court for the Northern District of Illinois alleging infringement of United States Patent No. 6,243,725 (the “725 patent”), which is entitled “List Building System.” The 725 patent relates to a system for building an inventory of audio/visual works. Premier International Associates is an entity that seeks to license an acquired patent portfolio without itself practicing any of the claims recited therein. On February 28, 2013, we and the EchoStar defendants entered into a settlement agreement with Premier International Associates under which we and the EchoStar defendants will make an immaterial payment in exchange for a license to certain patents and patent applications.  Upon payment, Premier International Associates will dismiss the action against us and the EchoStar defendants with prejudice.

Preservation Technologies, LLC

In December 2011, Preservation Technologies, LLC (“Preservation Technologies”) filed suit against DISH Network in the United States District Court for the Central District of California.  In the Operative Sixth Amended Complaint, filed on or about August 24, 2012, Preservation Technologies also names Netflix, Inc., Facebook, Inc., Hulu, LLC, AT&T Services, Inc., Cox Communications, Inc., Disney Online, American Broadcasting Companies, Inc. and Yahoo! Inc. as defendants.  Preservation Technologies alleges that our BLOCKBUSTER On Demand, DISH branded pay-TV and DISH Online services and our Hopper and Joey™ set-top boxes infringe U.S. Patent Nos. 5,813,014, 5,832,499, 6,092,080, 6,353,831, 6,574,638, 6,199,060, 5,832,495, 6,549,911, 6,212,527 and 6,477,537.  The patents relate to digital libraries, the management of multimedia assets, and the cataloging of multimedia data.  Preservation Technologies is an entity that seeks to license an acquired patent portfolio without itself practicing any of the claims recited therein.

We intend to vigorously defend this case.  In the event that a court ultimately determines that we infringe any of the asserted patents, we may be subject to substantial damages, which may include treble damages, and/or an injunction that could cause us to materially modify certain features that we currently offer to consumers.  We cannot predict with any degree of certainty the outcome of the suit or determine the extent of any potential liability or damages.

Ronald A. Katz Technology Licensing, L.P.

During 2007, Ronald A. Katz Technology Licensing, L.P. (“Katz”) filed a patent infringement action against our wholly-owned subsidiary, DISH Network L.L.C., in the United States District Court for the Northern District of California.  The suit originally alleged infringement of 19 patents owned by Katz.  The patents relate to interactive voice response, or IVR, technology.  The case has been transferred and consolidated for pretrial purposes in the United States District Court for the Central District of California by order of the Judicial Panel on Multidistrict Litigation.  Only four patents remain in the case against us, of which all are expired and two are subject to granted reexamination proceedings before the U.S. Patent and Trademark Office.

We intend to vigorously defend this case.  In the event that a court ultimately determines that we infringe any of the asserted patents, we may be subject to substantial damages, which may include treble damages, and/or an injunction that could cause us to materially modify certain features that we currently offer to consumers.  We cannot predict with any degree of certainty the outcome of the suit or determine the extent of any potential liability or damages.

Technology Development and Licensing L.L.C.

On January 22, 2009, Technology Development and Licensing L.L.C. (“TDL”) filed suit against DISH Network and EchoStar in the United States District Court for the Northern District of Illinois alleging infringement of United States Patent No. Re. 35,952, which relates to certain favorite channel features.  TDL is an entity that seeks to license an acquired patent portfolio without itself practicing any of the claims recited therein.  In July 2009, the Court granted DISH Network’s motion to stay the case pending two reexamination petitions before the U.S. Patent and Trademark Office.

We intend to vigorously defend this case.  In the event that a court ultimately determines that we infringe the asserted patent, we may be subject to substantial damages, which may include treble damages, and/or an injunction that could cause us to materially modify certain features that we currently offer to consumers.  We cannot predict with any degree of certainty the outcome of the suit or determine the extent of any potential liability or damages.

TQP Development, LLC

On April 4, 2012, TQP Development, LLC (“TQP Development”) filed suit against our wholly-owned subsidiary, DISH Network L.L.C., in the United States District Court for the Eastern District of Texas alleging infringement of United States Patent No. 5,412,730 titled “Encrypted Data Transmission System Employing Means for Randomly Altering the Encryption Keys.”  TQP Development is an entity that seeks to license an acquired patent portfolio without itself practicing any of the claims recited therein.

We intend to vigorously defend this case.  In the event that a court ultimately determines that we infringe the asserted patent, we may be subject to substantial damages, which may include treble damages, and/or an injunction that could cause us to materially modify certain features that we currently offer to consumers.  We cannot predict with any degree of certainty the outcome of the suit or determine the extent of any potential liability or damages.

Vigilos, LLC

On February 23, 2011, Vigilos, LLC (“Vigilos”) filed suit against EchoStar, two EchoStar subsidiaries, Sling Media, Inc. and EchoStar Technologies L.L.C., and Monsoon Multimedia, Inc. in the U.S. District Court for the Eastern District of Texas alleging infringement of U.S. Patent No. 6,839,731, which is entitled “System and Method for Providing Data Communication in a Device Network.”  Subsequently in 2011, Vigilos added DISH Network L.L.C., our wholly-owned subsidiary, as a defendant in its First Amended Complaint and the case was transferred to the Northern District of California.  Later in 2011, Vigilos filed a Second Amended Complaint that added claims for infringement of a second patent, U.S. Patent No. 7,370,074, which is entitled “System and Method for Implementing Open-Protocol Remote Device Control” and Monsoon Multimedia was dismissed.  Vigilos is an entity that seeks to license an acquired patent portfolio without itself practicing any of the claims recited therein.  On December 21, 2012, we and the EchoStar defendants entered into a settlement agreement with Vigilos under which we and the EchoStar defendants made an immaterial payment in exchange for a license to certain patents and patent applications.  The case has been dismissed with prejudice.

Voom HD Holdings

In January 2008, Voom HD Holdings LLC (“Voom”) filed a lawsuit against our wholly-owned subsidiary, DISH Network L.L.C., in New York Supreme Court, alleging breach of contract and other claims arising from our termination of the affiliation agreement governing carriage of certain Voom HD channels on the DISH branded pay-TV service and seeking over $2.5 billion in damages.

On October 21, 2012, we entered into a confidential settlement agreement and release (the “Voom Settlement Agreement”) with Voom and CSC Holdings, LLC (“Cablevision”), and for certain limited purposes, MSG Holdings, L.P., The Madison Square Garden Company and EchoStar.  The Voom Settlement Agreement resolved the litigation between the parties relating to the Voom programming services.  Pursuant to the terms of the Voom Settlement Agreement, among other things:  (i) the litigation between the parties relating to the Voom programming services was dismissed with prejudice and the parties released each other for all claims against each other related thereto; (ii) we agreed to pay $700 million in cash to Voom; (iii) DISH Media Holdings Corporation, a wholly-owned subsidiary of DISH Network, agreed to enter into an agreement to transfer its ownership interest in Voom to Rainbow Programming Holdings, LLC, an affiliate of Voom; and (iv) an affiliate of Cablevision agreed to enter into an agreement to transfer certain of its wireless multichannel video distribution and data service licenses (the “MVDDS Licenses”) to us.  The transfer of the MVDDS Licenses is subject to FCC and other regulatory approvals.  On October 23, 2012, we paid Voom $700 million.

Separately, we entered into a multi-year affiliation agreement with AMC Network Entertainment LLC, WE: Women’s Entertainment LLC, The Independent Film Channel, The Sundance Channel L.L.C, each of which are subsidiaries of AMC Networks Inc., and Fuse Channel LLC, a subsidiary of The Madison Square Garden Company, for the carriage of AMC, WE, IFC, Sundance Channel and the Fuse channel.

Since the Voom Settlement Agreement and the multi-year affiliation agreement were entered into contemporaneously, we accounted for all components of both agreements at fair value in the context of the Voom Settlement Agreement.  We determined the fair value of the multi-year affiliation agreement and the MVDDS Licenses using a market-based approach and a probability-weighted discounted cash flow analysis, respectively.  Based on market data and similar agreements we have with other content providers, we allocated $54 million of the payments under the multi-year affiliation agreement to the fair value of the Voom Settlement Agreement.  The resulting liability was recorded on our Consolidated Balance Sheets as “Accrued Programming” and will be amortized as contra “Subscriber-related expenses” on a straight-line basis over the term of the agreement.  Evaluating all potential uses for the MVDDS Licenses, we assessed their fair value at $24 million and recorded these on our Consolidated Balance Sheets as “FCC Authorizations”.  The fair value of the Voom Settlement Agreement was assessed at $730 million and is recorded as “Litigation expense” on our Consolidated Statement of Operations and Comprehensive Income (Loss) for the year ended December 31, 2012.

Other

In addition to the above actions, we are subject to various other legal proceedings and claims which arise in the ordinary course of business, including, among other things, disputes with programmers regarding fees.  In our opinion, the amount of ultimate liability with respect to any of these actions is unlikely to materially affect our financial position, results of operations or liquidity, though the outcomes could be material to our operating results for any particular period, depending, in part, upon the operating results for such period.

Financial Information for Subsidiary Guarantors	12 Months Ended
Dec. 31, 2012
Financial Information for Subsidiary Guarantors
Financial Information for Subsidiary Guarantors

12.       Financial Information for Subsidiary Guarantors

Our senior notes are fully, unconditionally and jointly and severally guaranteed by all of our subsidiaries other than minor subsidiaries and the stand alone entity DISH DBS has no independent assets or operations.  Therefore, supplemental financial information on a condensed consolidating basis of the guarantor subsidiaries is not required.  There are no restrictions on our ability to obtain cash dividends or other distributions of funds from the guarantor subsidiaries, except those imposed by applicable law.

Valuation and Qualifying Accounts	12 Months Ended
Dec. 31, 2012
Valuation and Qualifying Accounts
Valuation and Qualifying Accounts

13.  Valuation and Qualifying Accounts

Our valuation and qualifying accounts as of December 31, 2012, 2011 and 2010 are as follows:

Allowance for doubtful accounts	Balance at Beginning of Year	Charged to Costs and Expenses	Deductions	Balance at End of Year
	(In thousands)
For the years ended:
December 31, 2012	$11,916	$116,742	$(114,824)	$13,834
December 31, 2011	$29,650	$94,678	$(112,412)	$11,916
December 31, 2010	$16,372	$115,478	$(102,200)	$29,650

Quarterly Financial Data (Unaudited)	12 Months Ended
Dec. 31, 2012
Quarterly Financial Data (Unaudited)
Quarterly Financial Data (Unaudited)

14.  Quarterly Financial Data (Unaudited)

Our quarterly results of operations are summarized as follows:

	For the Three Months Ended
	March 31	June 30	September 30	December 31
	(In thousands)
Year ended December 31, 2012:
Total revenue	$3,247,226	$3,317,621	$3,291,877	$3,294,876
Operating income (loss)	573,970	502,238	(222,334)	539,061
Net income (loss)	277,490	221,910	(240,719)	225,585

Year ended December 31, 2011:
Total revenue	$3,220,590	$3,331,827	$3,250,805	$3,256,824
Operating income (loss)	985,390	710,709	632,210	622,091
Net income (loss)	548,874	349,292	297,001	330,516

Related Party Transactions	12 Months Ended
Dec. 31, 2012
Related Party Transactions
Related Party Transactions

15.  Related Party Transactions

Related Party Transactions with DISH Network

During the second quarter 2010, we purchased EchoStar XIV from DISH Orbital II L.L.C. (“DOLLC II”), an indirect wholly-owned subsidiary of DISH Network, and our affiliate, for its fair value of approximately $448 million.  We assumed $22 million in vendor financing and the difference, or $426 million, was paid to our affiliate.  We recorded the satellite at DOLLC II’s carrying value of $317 million and recorded the difference, or $131 million, as a capital distribution to DOC.

During the third quarter 2010, we purchased EchoStar XV from DOLLC II for its fair value of approximately $413 million.  We assumed $18 million in vendor financing and the difference, or $395 million, was paid to our affiliate.  We recorded the satellite at DOLLC II’s carrying value of $278 million and recorded the difference, or $135 million, as a capital distribution to DOC.

On April 19, 2011, we paid a dividend of $1.5 billion to DOC in connection with, among other things, the funding of DISH Network’s investments in DBSD North America and DISH Network’s acquisition of most of the assets of Blockbuster, Inc.

On August 10, 2011, we paid a dividend of $700 million to DOC in connection with, among other things, the funding of the TerreStar Transaction.

On November 1, 2011, the board of directors of DISH Network declared a dividend of $2.00 per share on its outstanding Class A and Class B common stock, or $893 million in the aggregate.  On November 30, 2011, we paid a dividend of $1.3 billion to DOC to fund the payment of DISH Network’s dividend and other potential DISH Network cash needs.

On October 1, 2012, we made a distribution to DOC of the assets and liabilities associated with the satellite broadband business with a fair value of $66 million.  This distribution resulted in a reduction in our historical net assets of $9 million and a deemed dividend of $57 million.

On December 2, 2012, the board of directors of DISH Network declared a dividend of $1.00 per share on its outstanding Class A and Class B common stock, or $453 million in the aggregate.  On December 27, 2012, we paid a dividend of $850 million to DOC to fund the payment of DISH Network’s dividend and other potential DISH Network cash needs.

Blockbuster.  On April 26, 2011, our parent, DISH Network, completed the acquisition of most of the assets of Blockbuster, Inc.  During the year ended December 31, 2012 and 2011, we recorded $21 million and $4 million, respectively, of “Subscriber-related expenses” on our Consolidated Statements of Operations and Comprehensive Income (Loss) for Blockbuster services provided to our subscribers related to certain of our promotions.

Blockbuster, Wireless Spectrum and Other Operations.  We provide administrative support such as legal, information systems, marketing, human resources, accounting and finance services to DISH Network’s Blockbuster, Wireless Spectrum and other operations.  During the years ended December 31, 2012 and 2011, the expenses associated with these services were $11 million and $2 million, respectively.

Related Party Transactions with EchoStar

Following the Spin-off, EchoStar has operated as a separate public company, and we have no continued ownership interest in EchoStar.  However, a substantial majority of the voting power of the shares of both companies is owned beneficially by Charles W. Ergen, our Chairman, or by certain trusts established by Mr. Ergen for the benefit of his family.

EchoStar is our primary supplier of set-top boxes and digital broadcast operations and a key supplier of transponder capacity.  Generally, the amounts we pay EchoStar for products and services are based on pricing equal to EchoStar’s cost plus a fixed margin (unless noted differently below), which will vary depending on the nature of the products and services provided.

In connection with and following the Spin-off, we and EchoStar have entered into certain agreements pursuant to which we obtain certain products, services and rights from EchoStar, EchoStar obtains certain products, services and rights from us, and we and EchoStar have indemnified each other against certain liabilities arising from our respective businesses.  We also may enter into additional agreements with EchoStar in the future.  The following is a summary of the terms of the principal agreements with EchoStar that may have an impact on our financial position and results of operations.

“Equipment sales - EchoStar”

Remanufactured Receiver Agreement.  We entered into a remanufactured receiver agreement with EchoStar pursuant to which EchoStar has the right, but not the obligation, to purchase remanufactured receivers and accessories from us at cost plus a fixed margin, which varies depending on the nature of the equipment purchased.  In November 2012, we and EchoStar extended this agreement until December 31, 2013.  EchoStar may terminate the remanufactured receiver agreement for any reason upon at least 60 days notice to us.  We may also terminate this agreement if certain entities acquire us.

“Services and other revenue - EchoStar”

Professional Services Agreement.  Prior to 2010, in connection with the Spin-off, DISH Network entered into various agreements with EchoStar including the Transition Services Agreement, Satellite Procurement Agreement and Services Agreement, which all expired on January 1, 2010 and were replaced by a Professional Services Agreement.  During 2009, DISH Network and EchoStar agreed that EchoStar shall continue to have the right, but not the obligation, to receive the following services from DISH Network, among others certain of which were previously provided under the Transition Services Agreement: information technology, travel and event coordination, internal audit, legal, accounting and tax, benefits administration, program acquisition services and other support services.  Additionally, DISH Network and EchoStar agreed that DISH Network shall continue to have the right, but not the obligation, to engage EchoStar to manage the process of procuring new satellite capacity for DISH Network (previously provided under the Satellite Procurement Agreement) and receive logistics, procurement and quality assurance services from EchoStar (previously provided under the Services Agreement) and other support services.  The Professional Services Agreement automatically renewed on January 1, 2013 for an additional one-year period until January 1, 2014 and renews automatically for successive one-year periods thereafter, unless terminated earlier by either party upon at least 60 days notice.  However, either party may terminate the Professional Services Agreement in part with respect to any particular service it receives for any reason upon at least 30 days notice.

Management Services Agreement.  DISH Network entered into a Management Services Agreement with EchoStar pursuant to which DISH Network makes certain of its officers available to provide services (which are primarily legal and accounting services) to EchoStar.  Specifically, Paul W. Orban remains employed by DISH Network, but also served as EchoStar’s Senior Vice President and Controller through April 2012.  In addition, R. Stanton Dodge remains employed by us, but also served as EchoStar’s Executive Vice President, General Counsel and Secretary through November 2011.  EchoStar makes payments to DISH Network based upon an allocable portion of the personnel costs and expenses incurred by DISH Network with respect to such officers (taking into account wages and fringe benefits).  These allocations are based upon the estimated percentages of time to be spent by DISH Network’s executive officers performing services for EchoStar under the Management Services Agreement.  EchoStar also reimburses DISH Network for direct out-of-pocket costs incurred by DISH Network for management services provided to EchoStar.  DISH Network and EchoStar evaluate all charges for reasonableness at least annually and make any adjustments to these charges as DISH Network and EchoStar mutually agree upon.

The Management Services Agreement automatically renewed on January 1, 2013 for an additional one-year period until January 1, 2014 and renews automatically for successive one-year periods thereafter, unless terminated earlier: (i) by EchoStar at any time upon at least 30 days notice; (ii) by DISH Network at the end of any renewal term, upon at least 180 days notice; or (iii) by DISH Network upon notice to EchoStar, following certain changes in control.

Satellite Capacity Leased to EchoStar. During 2009, we entered into a satellite capacity agreement pursuant to which EchoStar leases certain satellite capacity from us on EchoStar I. The fee for the services provided under this satellite capacity agreement depends, among other things, upon the orbital location of the satellite and the length of the lease.  We and EchoStar mutually agreed to terminate this satellite capacity agreement effective as of July 1, 2012.

Real Estate Lease Agreements.  Since the Spin-off, DISH Network has entered into lease agreements pursuant to which DISH Network leases certain real estate to EchoStar.  The rent on a per square foot basis for each of the leases is comparable to per square foot rental rates of similar commercial property in the same geographic areas, and EchoStar is responsible for its portion of the taxes, insurance, utilities and maintenance of the premises.  The term of each of the leases is set forth below:

Varick Sublease Agreement.  During 2008, DISH Network subleased certain space at 185 Varick Street, New York, New York to EchoStar for a period of approximately seven years.

El Paso Lease Agreement.  During 2012, DISH Network leased certain space at 1285 Joe Battle Blvd. El Paso, Texas to EchoStar for a period ending on August 1, 2015, which also provides EchoStar with renewal options for four consecutive three-year terms.

“Satellite and transmission expenses — EchoStar”

Broadcast Agreement.  In connection with the Spin-off, we and EchoStar entered into a broadcast agreement pursuant to which EchoStar provided certain broadcast services to us, including teleport services such as transmission and downlinking, channel origination services, and channel management services for a period ending on January 1, 2012 (the “Prior Broadcast Agreement”).  We had the ability to terminate channel origination services and channel management services for any reason and without any liability upon at least 60 days notice to EchoStar.  If we terminated teleport services for a reason other than EchoStar’s breach, we were obligated to pay EchoStar the aggregate amount of the remainder of the expected cost of providing the teleport services.  The fees for the services provided under the Prior Broadcast Agreement were calculated at cost plus a fixed margin, which varied depending on the nature of the products and services provided.

Effective January 1, 2012, we and EchoStar entered into a new broadcast agreement (the “2012 Broadcast Agreement”) pursuant to which EchoStar provides broadcast services to us, for the period from January 1, 2012 to December 31, 2016.  The material terms of the 2012 Broadcast Agreement are substantially the same as the material terms of the Prior Broadcast Agreement, except that:  (i) the fees for services provided under the 2012 Broadcast Agreement are calculated at either:  (a) EchoStar’s cost of providing the relevant service plus a fixed dollar fee, which is subject to certain adjustments; or (b) EchoStar’s cost of providing the relevant service plus a fixed margin, which will depend on the nature of the services provided; and (ii) if we terminate the teleport services provided under the 2012 Broadcast Agreement for a reason other than EchoStar’s breach, we are generally obligated to reimburse EchoStar for any direct costs EchoStar incurs related to any such termination that it cannot reasonably mitigate.

Broadcast Agreement for Certain Sports Related Programming.  During May 2010, we and EchoStar entered into a broadcast agreement pursuant to which EchoStar provides certain broadcast services to us in connection with our carriage of certain sports related programming.  The term of this agreement is for ten years.  If we terminate this agreement for a reason other than EchoStar’s breach, we are generally obligated to reimburse EchoStar for any direct costs EchoStar incurs related to any such termination that it cannot reasonably mitigate.  The fees for the broadcast services provided under this agreement depend, among other things, upon the cost to develop and provide such services.

Satellite Capacity Leased from EchoStar.  Since the Spin-off, we have entered into certain satellite capacity agreements pursuant to which we lease certain satellite capacity on certain satellites owned or leased by EchoStar.  The fees for the services provided under these satellite capacity agreements depend, among other things, upon the orbital location of the applicable satellite and the length of the lease.  The term of each lease is set forth below:

EchoStar VI, VIII and XII.  We lease certain satellite capacity from EchoStar on EchoStar VI, VIII and XII.  The leases generally terminate upon the earlier of:  (i) the end of life or replacement of the satellite (unless we determine to renew on a year-to-year basis); (ii) the date the satellite fails; (iii) the date the transponders on which service is being provided fails; or (iv) a certain date, which depends upon, among other things, the estimated useful life of the satellite, whether the replacement satellite fails at launch or in orbit prior to being placed into service and the exercise of certain renewal options.  We generally have the option to renew each lease on a year-to-year basis through the end of the respective satellite’s life.  There can be no assurance that any options to renew such agreements will be exercised.

EchoStar IX.  We lease certain satellite capacity from EchoStar on EchoStar IX.  Subject to availability, we generally have the right to continue to lease satellite capacity from EchoStar on EchoStar IX on a month-to-month basis.

EchoStar XVI.  During December 2009, we entered into a transponder service agreement with EchoStar to lease all of the capacity on EchoStar XVI, a DBS satellite, after its service commencement date.  EchoStar XVI was launched during November 2012 to replace EchoStar XV at the 61.5 degree orbital location and is currently in service.  Under the original transponder service agreement, the initial term generally expired upon the earlier of: (i) the end-of-life or replacement of the satellite; (ii) the date the satellite failed; (iii) the date the transponder(s) on which service was being provided under the agreement failed; or (iv) ten years following the actual service commencement date.  Prior to expiration of the initial term, we also had the option to renew on a year-to-year basis through the end-of-life of the satellite.  Effective December 21, 2012, we and EchoStar amended the transponder service agreement to, among other things, change the initial term to generally expire upon the earlier of: (i) the end-of-life or replacement of the satellite; (ii) the date the satellite fails; (iii) the date the transponder(s) on which service is being provided under the agreement fails; or (iv) four years following the actual service commencement date.  Prior to expiration of the initial term, we have the option to renew for an additional six-year period.  Prior to expiration of the initial term, EchoStar also has the right, upon certain conditions, to renew for an additional six-year period.  If either we or EchoStar exercise our respective six-year renewal options, then we have the option to renew for an additional five-year period prior to expiration of the then-current term.  There can be no assurance that any options to renew this agreement will be exercised.

EchoStar XV.  EchoStar XV is owned by us and is operated at the 61.5 degree orbital location.  The FCC has granted EchoStar a temporary authorization to operate the satellite at the 61.5 degree orbital location.  For so long as EchoStar XV remains in service at the 61.5 degree orbital location, we are obligated to pay EchoStar a fee, which varies depending on the number of frequencies being used by EchoStar XV.

Nimiq 5 Agreement.  During 2009, EchoStar entered into a fifteen-year satellite service agreement with Telesat Canada (“Telesat”) to receive service on all 32 DBS transponders on the Nimiq 5 satellite at the 72.7 degree orbital location (the “Telesat Transponder Agreement”).  During 2009, EchoStar also entered into a satellite service agreement (the “DISH Nimiq 5 Agreement”) with us, pursuant to which we currently receive service from EchoStar on all 32 of the DBS transponders covered by the Telesat Transponder Agreement.  DISH Network has also guaranteed certain obligations of EchoStar under the Telesat Transponder Agreement.  See discussion under “Guarantees” in Note 11.

Under the terms of the DISH Nimiq 5 Agreement, we make certain monthly payments to EchoStar that commenced in September 2009 when the Nimiq 5 satellite was placed into service and continue through the service term.  Unless earlier terminated under the terms and conditions of the DISH Nimiq 5 Agreement, the service term will expire ten years following the date it was placed into service.  Upon expiration of the initial term we have the option to renew the DISH Nimiq 5 Agreement on a year-to-year basis through the end of life of the Nimiq 5 satellite.  Upon in-orbit failure or end of life of the Nimiq 5 satellite, and in certain other circumstances, we have certain rights to receive service from EchoStar on a replacement satellite.  There can be no assurance that any options to renew the DISH Nimiq 5 Agreement will be exercised or that we will exercise our option to receive service on a replacement satellite.

QuetzSat-1 Lease Agreement.  During 2008, EchoStar entered into a ten-year satellite service agreement with SES Latin America S.A. (“SES”), which provides, among other things, for the provision by SES to EchoStar of service on 32 DBS transponders on the QuetzSat-1 satellite.  During 2008, EchoStar also entered into a transponder service agreement (“QuetzSat-1 Transponder Agreement”) with us pursuant to which we receive service from EchoStar on 24 of the DBS transponders.  QuetzSat-1 was launched on September 29, 2011 and was placed into service during the fourth quarter 2011 at the 67.1 degree orbital location while we and EchoStar explored alternative uses for the QuetzSat-1 satellite.  In the interim, EchoStar provided us with alternate capacity at the 77 degree orbital location.  During the third quarter 2012, we and EchoStar entered into an agreement pursuant to which we sublease back to EchoStar five of the 24 DBS transponders on the QuetzSat-1 satellite.  Rental income generated from this sublease will be recorded as revenue within “Services and other revenue — EchoStar” on our Consolidated Statements of Operations and Comprehensive Income (Loss).  During January 2013, QuetzSat-1 was moved to the 77 degree orbital location and we commenced commercial operations at that location in February 2013.

Unless earlier terminated under the terms and conditions of the QuetzSat-1 Transponder Agreement, the initial service term will expire in November 2021.  Upon expiration of the initial term, we have the option to renew the QuetzSat-1 Transponder Agreement on a year-to-year basis through the end-of-life of the QuetzSat-1 satellite.  Upon an in-orbit failure or end-of-life of the QuetzSat-1 satellite, and in certain other circumstances, we have certain rights to receive service from EchoStar on a replacement satellite.  There can be no assurance that any options to renew the QuetzSat-1 Transponder Agreement will be exercised or that we will exercise our option to receive service on a replacement satellite.

TT&C Agreement.  In connection with the Spin-off, we entered into a telemetry, tracking and control (“TT&C”) agreement pursuant to which we received TT&C services from EchoStar for a period ending on January 1, 2012 (the “Prior TT&C Agreement”).  The fees for services provided under the Prior TT&C Agreement were calculated at cost plus a fixed margin.  We were able to terminate the Prior TT&C Agreement for any reason upon 60 days notice.

Effective January 1, 2012, we entered into a new TT&C agreement pursuant to which we receive TT&C services from EchoStar for a period ending on December 31, 2016 (the “2012 TT&C Agreement”).  The material terms of the 2012 TT&C Agreement are substantially the same as the material terms of the Prior TT&C Agreement, except that the fees for services provided under the 2012 TT&C Agreement are calculated at either: (i) a fixed fee; or (ii) cost plus a fixed margin, which will vary depending on the nature of the services provided.

“Cost of sales — subscriber promotion subsidies — EchoStar”

Receiver Agreement.  EchoStar is currently our sole supplier of set-top box receivers. The table below indicates the dollar value of set-top boxes and other equipment that we purchased from EchoStar as well as the amount of purchases that are included in “Cost of sales — subscriber promotion subsidies — EchoStar” on our Consolidated Statements of Operations and Comprehensive Income (Loss).  The remaining amount is included in “Inventory” and “Property and equipment, net” on our Consolidated Balance Sheets.

	For the Years Ended December 31,
Purchases from EchoStar	2012	2011	2010
	(In thousands)
Set-top boxes and other equipment	$1,028,588	$1,158,293	$1,470,173

Set-top boxes and other equipment included in “Cost of sales — subscriber promotion subsidies — EchoStar”	$264,208	$249,440	$175,777

In connection with the Spin-off, we and EchoStar entered into a receiver agreement pursuant to which we had the right, but not the obligation, to purchase digital set-top boxes and related accessories, and other equipment from EchoStar for a period ending on January 1, 2012 (the “Prior Receiver Agreement”).  The Prior Receiver Agreement allowed us to purchase digital set-top boxes, related accessories and other equipment from EchoStar at cost plus a fixed percentage margin, which varied depending on the nature of the equipment purchased.  Additionally, EchoStar provided us with standard manufacturer warranties for the goods sold under the Prior Receiver Agreement.  We were able to terminate the Prior Receiver Agreement for any reason upon at least 60 days notice to EchoStar.  EchoStar was able to terminate the Prior Receiver Agreement if certain entities were to acquire us.  The Prior Receiver Agreement also included an indemnification provision, whereby the parties indemnified each other for certain intellectual property matters.

Effective January 1, 2012, we and EchoStar entered into a new agreement (the “2012 Receiver Agreement”) pursuant to which we have the right, but not the obligation, to purchase digital set-top boxes, related accessories, and other equipment from EchoStar for the period from January 1, 2012 to December 31, 2014.  We have an option, but not the obligation, to extend the 2012 Receiver Agreement for one additional year upon 180 days notice prior to the end of the term.  The material terms of the 2012 Receiver Agreement are substantially the same as the material terms of the Prior Receiver Agreement, except that the 2012 Receiver Agreement allows us to purchase digital set-top boxes, related accessories and other equipment from EchoStar either: (i) at a cost (decreasing as EchoStar reduces costs and increasing as costs increase) plus a dollar mark-up which will depend upon the cost of the product subject to a collar on EchoStar’s mark-up; or (ii) at cost plus a fixed margin, which will depend on the nature of the equipment purchased.  Under the 2012 Receiver Agreement, EchoStar’s margins will be increased if they are able to reduce the costs of their digital set-top boxes and their margins will be reduced if these costs increase.

“General and administrative expenses — EchoStar”

Product Support Agreement.  In connection with the Spin-off, we entered into a product support agreement pursuant to which we have the right, but not the obligation, to receive product support from EchoStar (including certain engineering and technical support services) for all set-top boxes and related accessories that EchoStar has previously sold and in the future may sell to us.  The fees for the services provided under the product support agreement are calculated at cost plus a fixed margin, which varies depending on the nature of the services provided.  The term of the product support agreement is the economic life of such receivers and related accessories, unless terminated earlier.  We may terminate the product support agreement for any reason upon at least 60 days notice.  In the event of an early termination of this agreement, we are entitled to a refund of any unearned fees paid to EchoStar for the services.

Real Estate Lease Agreements.  We have entered into lease agreements pursuant to which we lease certain real estate from EchoStar.  The rent on a per square foot basis for each of the leases is comparable to per square foot rental rates of similar commercial property in the same geographic area, and EchoStar is responsible for its portion of the taxes, insurance, utilities and maintenance of the premises.  The term of each of the leases is set forth below:

·                  Inverness Lease Agreement.  The lease for certain space at 90 Inverness Circle East in Englewood, Colorado is for a period ending on December 31, 2016.  This agreement can be terminated by either party upon six months prior notice.

·                  Meridian Lease Agreement.  The lease for all of 9601 S. Meridian Blvd. in Englewood, Colorado is for a period ending on December 31, 2016.

·                  Santa Fe Lease Agreement.  The lease for all of 5701 S. Santa Fe Dr. in Littleton, Colorado is for a period ending on December 31, 2016 with a renewal option for one additional year.

·                  EchoStar Data Networks Sublease Agreement.  The sublease for certain space at 211 Perimeter Center in Atlanta, Georgia is for a period ending on October 31, 2016.

·                  Gilbert Lease Agreement.  The lease for certain space at 801 N. DISH Dr. in Gilbert, Arizona is a month to month lease and can be terminated by either party upon 30 days prior notice.

·                  Cheyenne Lease Agreement.  The lease for certain space at 530 EchoStar Drive in Cheyenne, Wyoming is for a period ending on December 31, 2031.

DISHOnline.com Services Agreement.  Effective January 1, 2010, we entered into a two-year agreement with EchoStar pursuant to which we will receive certain services associated with an online video portal.  The fees for the services provided under this services agreement depend, among other things, upon the cost to develop and operate such services.  We have the option to renew this agreement for three successive one year terms and the agreement may be terminated for any reason upon at least 120 days notice to EchoStar.  In November 2012, we exercised our right to renew this agreement for a one-year period ending on December 31, 2013.

DISH Remote Access Services Agreement.  Effective February 23, 2010, we entered into an agreement with EchoStar pursuant to which we will receive, among other things, certain remote DVR management services.  The fees for the services provided under this services agreement depend, among other things, upon the cost to develop and operate such services.  This agreement has a term of five years with automatic renewal for successive one year terms and may be terminated for any reason upon at least 120 days notice to EchoStar.

SlingService Services Agreement.  Effective February 23, 2010, we entered into an agreement with EchoStar pursuant to which we will receive certain place-shifting services.  The fees for the services provided under this services agreement depend, among other things, upon the cost to develop and operate such services.  This agreement has a term of five years with automatic renewal for successive one year terms and may be terminated for any reason upon at least 120 days notice to EchoStar.

Other Agreements — EchoStar

Tax Sharing Agreement.  In connection with the Spin-off, DISH Network entered into a tax sharing agreement with EchoStar which governs our respective rights, responsibilities and obligations after the Spin-off with respect to taxes for the periods ending on or before the Spin-off.  Generally, all pre-Spin-off taxes, including any taxes that are incurred as a result of restructuring activities undertaken to implement the Spin-off, are borne by DISH Network, and DISH Network will indemnify EchoStar for such taxes.  However, DISH Network is not liable for and will not indemnify EchoStar for any taxes that are incurred as a result of the Spin-off or certain related transactions failing to qualify as tax-free distributions pursuant to any provision of Section 355 or Section 361 of the Internal Revenue Code of 1986, as amended (the “Code”) because of: (i) a direct or indirect acquisition of any of EchoStar’s stock, stock options or assets; (ii) any action that EchoStar takes or fails to take; or (iii) any action that EchoStar takes that is inconsistent with the information and representations furnished to the IRS in connection with the request for the private letter ruling, or to counsel in connection with any opinion being delivered by counsel with respect to the Spin-off or certain related transactions.  In such case, EchoStar is solely liable for, and will indemnify DISH Network for, any resulting taxes, as well as any losses, claims and expenses.  The tax sharing agreement will only terminate after the later of the full period of all applicable statutes of limitations, including extensions, or once all rights and obligations are fully effectuated or performed.

RUS Implementation Agreement.  In September 2010, DISH Broadband L.L.C. (“DISH Broadband”), our wholly-owned subsidiary, was selected by the Rural Utilities Service (“RUS”) of the United States Department of Agriculture to receive up to approximately $14 million in broadband stimulus grant funds (the “Grant Funds”).  Effective November 2011, DISH Broadband and Hughes entered into a RUS Implementation Agreement (the “RUS Agreement”) pursuant to which Hughes provides certain portions of the equipment and broadband service used to implement our RUS program.  The initial term of the RUS Agreement shall continue until the earlier of: (i) September 24, 2013; or (ii) the date that the Grant Funds have been exhausted.  In addition, DISH Broadband may terminate the RUS Agreement for convenience upon 45 days’ prior written notice to Hughes.  During the year ended December 31, 2012, we expensed $7 million under this agreement which is included in “Cost of sales — equipment, merchandise, services, rental and other” on our Consolidated Statement of Operations and Comprehensive Income (Loss).  During the year ended December 31, 2011, we did not record any expense under this agreement.

TiVo. On April 29, 2011, DISH Network and EchoStar entered into a settlement agreement with TiVo Inc. (“TiVo”).  The settlement resolved all pending litigation between DISH Network and EchoStar, on the one hand, and TiVo, on the other hand, including litigation relating to alleged patent infringement involving certain DISH digital video recorders, or DVRs.

Under the settlement agreement, all pending litigation was dismissed with prejudice and all injunctions that permanently restrain, enjoin or compel any action by DISH Network or EchoStar were dissolved.  DISH Network and EchoStar are jointly responsible for making payments to TiVo in the aggregate amount of $500 million, including an initial payment of $300 million and the remaining $200 million in six equal annual installments between 2012 and 2017.  Pursuant to the terms and conditions of the agreements entered into in connection with the Spin-off of EchoStar from DISH Network, DISH Network made the initial payment to TiVo in May 2011, except for the contribution from EchoStar totaling approximately $10 million, representing an allocation of liability relating to EchoStar’s sales of DVR-enabled receivers to an international customer.  Future payments will be allocated between DISH Network and EchoStar based on historical sales of certain licensed products, with DISH Network being responsible for 95% of each annual payment.

Our total litigation accrual for TiVo was $517 million as of December 31, 2010.  As a result of the settlement agreement, during 2011, we reversed $335 million of this accrual and made a payment of approximately $290 million for our portion of the initial payment to TiVo.  Of this amount, approximately $182 million related to periods prior to 2011 and the remaining $108 million represented a prepayment.  Our $108 million prepayment and our $190 million share of the remaining payments, a total of $298 million, is being expensed ratably as a subscriber-related expense from April 1, 2011 through July 31, 2018, the expiration date of the ‘389 patent.  In connection with our TiVo settlement, TiVo agreed to advertise and market certain of our products and services.  As a result, during 2011, $6 million was recognized as a reduction of litigation expense and we recorded a pre-paid marketing asset on our Consolidated Statements of Operations and Comprehensive Income (Loss) and our Consolidated Balance Sheets, respectively, which is being amortized as costs of sales over the term of the agreement.

In addition, under the settlement agreement, TiVo granted DISH Network a license under its ‘389 patent and certain related patents, for the remaining life of those patents, with respect to DISH-branded and co-branded products and services.

DISH Network and EchoStar, on the one hand, and TiVo, on the other hand, have also agreed on mutual releases of certain related claims and agreed not to challenge each other’s DVR technology-related patents that are licensed under the settlement agreement.

Because both DISH Network and EchoStar were defendants in the TiVo lawsuit, DISH Network and EchoStar were jointly and severally liable to TiVo for any final damages and sanctions that could have been awarded by the District Court.  As previously disclosed, DISH Network determined that it was obligated under the agreements entered into in connection with the Spin-off to indemnify EchoStar for substantially all liability arising from this lawsuit.  EchoStar contributed an amount equal to its $5 million intellectual property liability limit under the receiver agreement.  DISH Network and EchoStar further agreed that EchoStar’s $5 million contribution would not exhaust EchoStar’s liability to DISH Network for other intellectual property claims that may arise under the receiver agreement.  DISH Network and EchoStar also agreed that DISH Network would each be entitled to joint ownership of, and a cross-license to use, any intellectual property developed in connection with any potential new alternative technology.  Any amounts that EchoStar is responsible for under the settlement agreement with TiVo are in addition to the $5 million contribution previously made by EchoStar.

EchoStar XV Launch Service.  During 2009, EchoStar assigned certain of its rights under a launch contract to us for EchoStar’s fair value of $103 million.  This amount was paid to EchoStar during the first quarter 2010.  We recorded these rights at EchoStar’s net book value of $89 million and recorded the $14 million difference between EchoStar’s net book value and our purchase price as a capital transaction with EchoStar.  We used these rights to launch EchoStar XV in July 2010.

Weather Related Programming Agreement.  During May 2010, we entered into an agreement pursuant to which, among other things, EchoStar agreed to develop certain weather related programming and we received the right to distribute such programming.  This agreement was terminated during June 2010.  In July 2010, we purchased EchoStar’s interest in the entity that was developing such weather related programming for $5 million.

International Programming Rights Agreement.  During the years ended December 31, 2012 and 2011, we made no purchases and for the year ended December 31, 2010, we purchased $2 million of certain international rights for sporting events from EchoStar, included in “Subscriber-related expenses” on the Consolidated Statements of Operations and Comprehensive Income (Loss), of which EchoStar only retained a certain portion.

Acquisition of South.com, L.L.C.  During October 2010, we purchased all of South.com, L.L.C. from EchoStar and another party for $5 million.  South.com, L.L.C. is an entity that holds certain authorizations for multichannel video and data distribution service (MVDDS) spectrum in the United States.

Patent Cross-License Agreements.  During December 2011, DISH Network and EchoStar entered into separate patent cross-license agreements with the same third party whereby: (i) EchoStar and such third party licensed their respective patents to each other subject to certain conditions; and (ii) DISH Network and such third party licensed their respective patents to each other subject to certain conditions (each, a “Cross-License Agreement”).  Each Cross License Agreement covers patents acquired by the respective party prior to January 1, 2017 and aggregate payments under both Cross-License Agreements total less than $10 million. Each Cross License Agreement also contains an option to extend each Cross-License Agreement to include patents acquired by the respective party prior to January 1, 2022.  If both options are exercised, the aggregate additional payments to such third party would total less than $3 million.  However, DISH Network and EchoStar may elect to extend their respective Cross-License Agreement independently of each other.  Since the aggregate payments under both Cross-License Agreements were based on the combined annual revenues of DISH Network and EchoStar, DISH Network and EchoStar agreed to allocate their respective payments to such third party based on their respective percentage of combined total revenue.

Sprint Settlement Agreement.  On November 3, 2011, DISH Network and Sprint entered into the Sprint Settlement Agreement pursuant to which all disputed issues relating to the DBSD Transaction and the TerreStar Transaction were resolved between DISH Network and Sprint, including, but not limited to, issues relating to the costs allegedly incurred by Sprint to relocate users from the spectrum then licensed to DBSD North America and TerreStar (the “Sprint Clearing Costs”).  EchoStar was a party to the Sprint Settlement Agreement solely for the purposes of executing a mutual release between it and Sprint relating to the Sprint Clearing Costs.  EchoStar was a holder of certain TerreStar debt instruments.  In March 2012, EchoStar’s remaining debt instruments were exchanged for a right to receive a distribution in accordance with the terms of the liquidating trust established pursuant to TerreStar’s chapter 11 plan of liquidation.  Pursuant to the terms of the Sprint Settlement Agreement, DISH Network made a net payment of approximately $114 million to Sprint.

Voom Settlement Agreement.  On October 21, 2012, we entered into the Voom Settlement Agreement with Voom and Cablevision, and for certain limited purposes, MSG Holdings, L.P., The Madison Square Garden Company and EchoStar.  The Voom Settlement Agreement resolved the litigation between the parties relating to the Voom programming services.  EchoStar was a party to the Voom Settlement Agreement solely for the purposes of executing a mutual release of claims with Voom, Cablevision, MSG Holdings, L.P. and The Madison Square Garden Company relating to the Voom programming services.

Other Agreements

In November 2009, Mr. Roger Lynch became employed by both DISH Network and EchoStar as Executive Vice President.  Mr. Lynch is responsible for the development and implementation of advanced technologies that are of potential utility and importance to both DISH Network and EchoStar.  Mr. Lynch’s compensation consists of cash and equity compensation and is borne by both EchoStar and DISH Network.

Related Party Transactions with NagraStar L.L.C.

NagraStar is a joint venture between EchoStar and Nagra USA, Inc. that is our provider of encryption and related security systems intended to assure that only authorized customers have access to our programming.

The table below summarizes our transactions with NagraStar.

	For the Years Ended December 31,
	2012	2011	2010
	(In thousands)
Purchases (including fees):
Purchases from NagraStar	$72,549	$77,705	$79,547

	As of December 31,
	2012	2011
	(In thousands)
Amounts Payable and Commitments:
Amounts payable to NagraStar	$21,930	$5,853

Summary of Significant Accounting Policies (Policies)	12 Months Ended
Dec. 31, 2012
Summary of Significant Accounting Policies
Principles of Consolidation and Basis of Presentation

Principles of Consolidation and Basis of Presentation

We consolidate all majority owned subsidiaries, investments in entities in which we have controlling influence and variable interest entities where we have been determined to be the primary beneficiary.  Non-majority owned investments are accounted for using the equity method when we have the ability to significantly influence the operating decisions of the investee.  When we do not have the ability to significantly influence the operating decisions of an investee, the cost method is used.  All significant intercompany accounts and transactions have been eliminated in consolidation.  Certain prior period amounts have been reclassified to conform to the current period presentation.

Use of Estimates

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States (“GAAP”) requires us to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expense for each reporting period.  Estimates are used in accounting for, among other things, allowances for doubtful accounts, self-insurance obligations, deferred taxes and related valuation allowances, uncertain tax positions, loss contingencies, fair value of financial instruments, fair value of options granted under our stock-based compensation plans, fair value of assets and liabilities acquired in business combinations, fair value of multi-element arrangements, capital leases, asset impairments, estimates of future cash flows used to evaluate impairments, useful lives of property, equipment and intangible assets, retailer incentives, programming expenses, subscriber lives and royalty obligations.  Weak economic conditions have increased the inherent uncertainty in the estimates and assumptions indicated above.  Actual results may differ from previously estimated amounts, and such differences may be material to the Consolidated Financial Statements.  Estimates and assumptions are reviewed periodically, and the effects of revisions are reflected prospectively in the period they occur.

Cash and Cash Equivalents

Cash and Cash Equivalents

We consider all liquid investments purchased with an original maturity of 90 days or less to be cash equivalents.  Cash equivalents as of December 31, 2012 and 2011 may consist of money market funds, government bonds, corporate notes and commercial paper.  The cost of these investments approximates their fair value.

Marketable Investment Securities

Marketable Investment Securities

We currently classify all marketable investment securities as available-for-sale. We adjust the carrying value of our available-for-sale securities to fair value and report the related temporary unrealized gains and losses as a separate component of “Accumulated other comprehensive income (loss)” within “Total stockholder’s equity (deficit),” net of related deferred income tax.  Declines in the fair value of a marketable investment security which are determined to be “other-than-temporary” are recognized in the Consolidated Statements of Operations and Comprehensive Income (Loss), thus establishing a new cost basis for such investment.

We evaluate our marketable investment securities portfolio on a quarterly basis to determine whether declines in the fair value of these securities are other-than-temporary. This quarterly evaluation consists of reviewing, among other things:

·                  the fair value of our marketable investment securities compared to the carrying amount,

·                  the historical volatility of the price of each security, and

·                  any market and company specific factors related to each security.

Declines in the fair value of debt and equity investments below cost basis are generally accounted for as follows:

Length of Time Investment Has Been In a Continuous Loss Position	Treatment of the Decline in Value (absent specific factors to the contrary)
Less than six months	Generally, considered temporary.
Six to nine months	Evaluated on a case by case basis to determine whether any company or market-specific factors exist indicating that such decline is other-than-temporary.
Greater than nine months	Generally, considered other-than-temporary. The decline in value is recorded as a charge to earnings.

Additionally, in situations where the fair value of a debt security is below its carrying amount, we consider the decline to be other-than-temporary and record a charge to earnings if any of the following factors apply:

·                  we have the intent to sell the security,

·                  it is more likely than not that we will be required to sell the security before maturity or recovery, or

·                  we do not expect to recover the security’s entire amortized cost basis, even if there is no intent to sell the security.

In general, we use the first in, first out method to determine the cost basis on sales of marketable investment securities.

Trade Accounts Receivable

Trade Accounts Receivable

Management estimates the amount of required allowances for the potential non-collectability of accounts receivable based upon past collection experience and consideration of other relevant factors. However, past experience may not be indicative of future collections and therefore additional charges could be incurred in the future to reflect differences between estimated and actual collections.

Inventory

Inventory

Inventory is stated at the lower of cost or market value.  Cost is determined using the first-in, first-out method.  The cost of manufactured inventory includes the cost of materials, labor, freight-in, royalties and manufacturing overhead.

Property and Equipment

Property and Equipment

Property and equipment are stated at cost. The costs of satellites under construction, including certain amounts prepaid under our satellite service agreements, are capitalized during the construction phase, assuming the eventual successful launch and in-orbit operation of the satellite. If a satellite were to fail during launch or while in-orbit, the resultant loss would be charged to expense in the period such loss was incurred. The amount of any such loss would be reduced to the extent of insurance proceeds estimated to be received, if any. Depreciation is recorded on a straight-line basis over useful lives ranging from one to 40 years. Repair and maintenance costs are charged to expense when incurred. Renewals and improvements that add value or extend the asset’s useful life are capitalized.

Long-Lived Assets

Long-Lived Assets

We review our long-lived assets and identifiable finite lived intangible assets for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable.  For assets which are held and used in operations, the asset would be impaired if the carrying value of the asset (or asset group) exceeded its undiscounted future net cash flows.  Once an impairment is determined, the actual impairment is reported as the difference between the carrying value and the fair value as estimated using discounted cash flows.  Assets which are to be disposed of are reported at the lower of the carrying amount or fair value less costs to sell.  We consider relevant cash flow, estimated future operating results, trends and other available information in assessing whether the carrying value of assets are recoverable.

DBS Satellites.  We currently evaluate our DBS satellite fleet for impairment as one asset group whenever events or changes in circumstances indicate that its carrying amount may not be recoverable.  We do not believe any triggering event has occurred which would indicate impairment as of December 31, 2012.

Intangible Assets

Intangible Assets

We do not amortize indefinite lived intangible assets, but test these assets for impairment annually or more often if indicators of impairment arise.  Intangible assets that have finite lives are amortized over their estimated useful lives and tested for impairment as described above for long-lived assets.  Our intangible assets with indefinite lives primarily consist of FCC licenses.  Generally, we have determined that our FCC licenses have indefinite useful lives due to the following:

·                  FCC licenses are a non-depleting asset;

·                  existing FCC licenses are integral to our business segments and will contribute to cash flows indefinitely;

·                  replacement satellite applications are generally authorized by the FCC subject to certain conditions, without substantial cost under a stable regulatory, legislative and legal environment;

·                  maintenance expenditures to obtain future cash flows are not significant;

·                  FCC licenses are not technologically dependent; and

·                  we intend to use these assets indefinitely.

DBS FCC Licenses.  We combine all of our indefinite lived DBS FCC licenses that we currently utilize or plan to utilize in the future into a single unit of accounting.  The analysis encompasses future cash flows from satellites transmitting from such licensed orbital locations, including revenue attributable to programming offerings from such satellites, the direct operating and subscriber acquisition costs related to such programming, and future capital costs for replacement satellites.  Projected revenue and cost amounts include projected subscribers.  In conducting our annual impairment test in 2012, we determined that the estimated fair value of the DBS FCC licenses, calculated using a discounted cash flow analysis, exceeded their carrying amounts.

Long-Term Deferred Revenue, Distribution and Carriage Payments

Long-Term Deferred Revenue, Distribution and Carriage Payments

Certain programmers provide us up-front payments. Such amounts are deferred and recognized as reductions to “Subscriber-related expenses” on a straight-line basis over the relevant remaining contract term (generally up to ten years). The current and long-term portions of these deferred credits are recorded in our Consolidated Balance Sheets in “Deferred revenue and other” and “Long-term deferred revenue, distribution and carriage payments and other long-term liabilities,” respectively.

Sales Taxes

Sales Taxes

We account for sales taxes imposed on our goods and services on a net basis in our Consolidated Statements of Operations and Comprehensive Income (Loss). Since we primarily act as an agent for the governmental authorities, the amount charged to the customer is collected and remitted directly to the appropriate jurisdictional entity.

Income Taxes and Accounting for Uncertainty in Income Taxes

Income Taxes

We establish a provision for income taxes currently payable or receivable and for income tax amounts deferred to future periods. Deferred tax assets and liabilities are recorded for the estimated future tax effects of differences that exist between the book and tax basis of assets and liabilities. Deferred tax assets are offset by valuation allowances when we believe it is more likely than not that such net deferred tax assets will not be realized.

Accounting for Uncertainty in Income Taxes

From time to time, we engage in transactions where the tax consequences may be subject to uncertainty. We record a liability when, in management’s judgment, a tax filing position does not meet the more likely than not threshold. For tax positions that meet the more likely than not threshold, we may record a liability depending on management’s assessment of how the tax position will ultimately be settled. We adjust our estimates periodically for ongoing examinations by and settlements with various taxing authorities, as well as changes in tax laws, regulations and precedent. We classify interest and penalties, if any, associated with our uncertain tax positions as a component of “Interest expense, net of amounts capitalized” and “Other, net,” respectively.

Fair Value Measurements

Fair Value Measurements

We determine fair value based on the exchange price that would be received for an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants.  Market or observable inputs are the preferred source of values, followed by unobservable inputs or assumptions based on hypothetical transactions in the absence of market inputs.  We apply the following hierarchy in determining fair value:

·                  Level 1, defined as observable inputs being quoted prices in active markets for identical assets, including U.S. treasury notes;

·                  Level 2, defined as observable inputs other than quoted prices included in Level 1, including quoted prices for similar assets and liabilities in active markets; quoted prices for identical or similar instruments in markets that are not active; and model-derived valuations in which significant inputs and significant value drivers are observable in active markets; and

·                  Level 3, defined as unobservable inputs for which little or no market data exists, consistent with reasonably available assumptions made by other participants therefore requiring assumptions based on the best information available.

As of December 31, 2012 and 2011, the carrying value for cash and cash equivalents, marketable investment securities, trade accounts receivable, net of allowance for doubtful accounts, and current liabilities, excluding the “Current portion of long-term debt and capital lease obligations,” is equal to or approximates fair value due to their short-term nature or proximity to current market rates.  See Note 4.

Fair values for our publicly traded debt securities are based on quoted market prices, when available.  The fair values of our private debt are estimated based on an analysis in which we evaluate market conditions, related securities, various public and private offerings, and other publicly available information. In performing this analysis, we make various assumptions regarding, among other things, credit spreads, and the impact of these factors on the value of the notes. See Note 7 for the fair value of our long-term debt.

Deferred Debt Issuance Costs	Deferred Debt Issuance Costs Costs of issuing debt are generally deferred and amortized to interest expense ratably over the terms of the respective notes (see Note 7).
Revenue Recognition

Revenue Recognition

We recognize revenue when an arrangement exists, prices are determinable, collectability is reasonably assured and the goods or services have been delivered.

Revenue from our pay-TV service is recognized when programming is broadcast to subscribers.  Payments received from pay-TV subscribers in advance of the broadcast or service period are recorded as “Deferred revenue and other” in our Consolidated Balance Sheets until earned.

For certain of our promotions, subscribers are charged an upfront fee.  A portion of these fees may be deferred and recognized over the estimated subscriber life for new subscribers or the estimated remaining life for existing subscribers ranging from 18 months to five years.  Revenue from advertising sales is recognized when the related services are performed.

Subscriber fees for pay-TV equipment rental, including DVRs, additional outlets and fees for receivers with multiple tuners, and our in-home service operations are recognized as revenue as earned.  Generally, revenue from equipment sales and equipment upgrades is recognized upon shipment to customers.

Certain of our existing and new subscriber promotions include programming discounts.  Programming revenues are recorded as earned at the discounted monthly rate charged to the subscriber.

We offer our customers the opportunity to download movies for a specific viewing period or permanently purchase a movie from our web-site.  We recognize revenue when the movie is successfully downloaded by the customer, which, based on our current technology, occurs at the time the customer plays the movie for the first time.

Subscriber-Related Expenses

Subscriber-Related Expenses

The cost of television programming distribution rights is generally incurred on a per subscriber basis and various upfront carriage payments are recognized when the related programming is distributed to subscribers.  Long-term flat rate programming contracts are charged to expense using the straight-line method over the term of the agreement.  The cost of television programming rights to distribute live sporting events for a season or tournament is charged to expense using the straight-line method over the course of the season or tournament.  “Subscriber-related expenses” in the Consolidated Statements of Operations and Comprehensive Income (Loss) principally include programming expenses, costs incurred in connection with our in-home service and call center operations, billing costs, refurbishment and repair costs related to receiver systems, subscriber retention and other variable subscriber expenses.  These costs are recognized as the services are performed or as incurred.

Subscriber Acquisition Costs

Subscriber Acquisition Costs

Subscriber acquisition costs in our Consolidated Statements of Operations and Comprehensive Income (Loss) consist of costs incurred to acquire new pay-TV subscribers through third parties and our direct sales distribution channel.  Subscriber acquisition costs include the following line items from our Consolidated Statements of Operations and Comprehensive Income (Loss):

·                  “Cost of sales — subscriber promotion subsidies - EchoStar” includes the cost of our receiver systems sold to retailers and other distributors of our equipment and receiver systems sold directly by us to subscribers.

·                  “Other subscriber acquisition costs” includes net costs related to promotional incentives and costs related to installation and other promotional subsidies and advertising and marketing expenses related to the acquisition of new pay-TV subscribers.

We characterize amounts paid to our independent retailers as consideration for equipment installation services and for equipment buydowns (incentives and rebates) as a reduction of revenue.  We expense payments for equipment installation services as “Other subscriber acquisition costs.”  Our payments for equipment buydowns represent a partial or complete return of the retailer’s purchase price and are, therefore, netted against the proceeds received from the retailer.  We report the net cost from our various sales promotions through our independent retailer network as a component of “Other subscriber acquisition costs.”  Net proceeds from the sale of subscriber related equipment pursuant to our subscriber acquisition promotions are not recognized as revenue.

Advertising Costs

Advertising Costs

Our advertising costs associated with acquiring new Pay-TV subscribers are expensed as incurred.  During the years ended December 31, 2012, 2011 and 2010, we recorded advertising costs of $429 million, $329 million and $373 million, respectively, within “Other subscriber acquisition costs” on our Consolidated Statements of Operations and ComprehensiveIncome (Loss).

Equipment Lease Programs

Equipment Lease Programs

Pay-TV subscribers have the choice of leasing or purchasing the satellite receiver and other equipment necessary to receive our pay-TV service.  Most of our new Pay-TV subscribers choose to lease equipment and thus we retain title to such equipment.  Equipment leased to new and existing Pay-TV subscribers is capitalized and depreciated over their estimated useful lives.

Statements of Cash Flow Data (Tables)	12 Months Ended
Dec. 31, 2012
Statements of Cash Flow Data
Schedule of supplemental cash flow statement disclosure

	For the Years Ended December 31,
	2012	2011	2010
	(In thousands)
Cash paid for interest	$537,512	$545,406	$472,586
Cash received for interest	22,431	11,468	13,744
Cash paid for income taxes	20,624	14,661	12,978
Cash paid for income taxes to DISH Network	272,599	384,462	428,591
Vendor financing	—	—	40,000
Satellites and other assets financed under capital lease obligations	5,857	10,548	5,282
Receipt of marketable investment securities with no cash consideration	13,237	—	—
Net satellite broadband assets distributed to DISH Network	8,628	—	—

Marketable Investment Securities and Restricted Cash and Cash Equivalents (Tables)	12 Months Ended
Dec. 31, 2012
Marketable Investment Securities and Restricted Cash and Cash Equivalents
Schedule of marketable investment securities and restricted cash and cash equivalents

	As of December 31,
	2012	2011
	(In thousands)
Marketable investment securities:
Current marketable investment securities - VRDNs	$124,007	$100,075
Current marketable investment securities - other	2,145,663	568,188
Total current marketable investment securities	2,269,670	668,263
Restricted marketable investment securities (1)	49,044	54,507
Total marketable investment securities	2,318,714	722,770

Restricted cash and cash equivalents (1)	72,617	65,137

Total marketable investment securities and restricted cash and cash equivalents	$2,391,331	$787,907

(1)         Restricted marketable investment securities and restricted cash and cash equivalents are included in “Restricted cash and marketable investment securities” on our Consolidated Balance Sheets.

Schedule of unrealized gain (loss) on marketable investment securities

.

	As of December 31,
	2012				2011
	Marketable				Marketable
	Investment	Unrealized			Investment	Unrealized
	Securities	Gains	Losses	Net	Securities	Gains	Losses	Net
	(In thousands)
Debt securities:
VRDNs	$124,007	$—	$—	$—	$100,075	$—	$—	$—
Other (including restricted)	2,181,064	7,335	(1,144)	6,191	622,695	2,625	(4,075)	(1,450)
Equity securities:
Other (1)	13,643	406	—	406	—	—	—	—
Total	$2,318,714	$7,741	$(1,144)	$6,597	$722,770	$2,625	$(4,075)	$(1,450)

(1)  In connection with certain commercial arrangements that we entered into during the third quarter 2012, among other things, we received shares of common stock from a single issuer for no cash consideration.

Schedule of available-for-sale securities in continuous unrealized loss position by length of time and investment category

	As of December 31,
	2012		2011
	Fair	Unrealized	Fair	Unrealized
	Value	Loss	Value	Loss
	(In thousands)
Debt Securities:
Less than 12 months	$724,739	$(865)	$444,705	$(2,970)
12 months or more	29,045	(279)	33,039	(1,105)
Total	$753,784	$(1,144)	$477,744	$(4,075)

Schedule of investments measured at fair value on a recurring basis

	As of December 31,
	2012				2011
	Total	Level 1	Level 2	Level 3	Total	Level 1	Level 2	Level 3
	(In thousands)
Cash equivalents (including restricted)	$3,014,946	$59,386	$2,955,560	$—	$162,549	$18,610	$143,939	$—

Debt securities:
VRDNs	$124,007	$—	$124,007	$—	$100,075	$—	$100,075	$—
Other (including restricted)	2,181,064	—	2,181,064	—	622,695	—	622,695	—

Equity securities	13,643	13,643	—	—	—	—	—	—

Total	$2,318,714	$13,643	$2,305,071	$—	$722,770	$—	$722,770	$—

Inventory (Tables)	12 Months Ended
Dec. 31, 2012
Inventory
Schedule of inventory
	As of December 31,
	2012	2011
	(In thousands)
Finished goods - DBS	$259,274	$294,722
Raw materials	122,758	183,675
Work-in-process	82,361	31,535
Total inventory	$464,393	$509,932

Property and Equipment (Tables)	12 Months Ended
Dec. 31, 2012
Property and Equipment
Schedule of property and equipment

	Depreciable
	Life	As of December 31,
	(In Years)	2012	2011
		(In thousands)
Equipment leased to customers	2-5	$3,424,911	$3,496,154
EchoStar I	12	201,607	201,607
EchoStar VII	15	177,000	177,000
EchoStar X	15	177,192	177,192
EchoStar XI	15	200,198	200,198
EchoStar XIV	15	316,541	316,541
EchoStar XV	15	277,658	277,658
Satellites acquired under capital lease agreements	10-15	499,819	499,819
Furniture, fixtures, equipment and other	1-10	580,588	506,736
Buildings and improvements	1-40	74,398	70,716
Land	—	5,207	4,447
Construction in progress	—	20,469	42,038
Total property and equipment		5,955,588	5,970,106
Accumulated depreciation		(2,948,204)	(2,847,863)
Property and equipment, net		$3,007,384	$3,122,243

Schedule of Construction in progress
	As of December 31,
	2012	2011
	(In thousands)
Software related projects	$6,088	$20,149
Other	14,381	21,889
Construction in progress	$20,469	$42,038

Schedule of depreciation and amortization expense

	For the Years Ended December 31,
	2012	2011	2010
	(In thousands)
Equipment leased to customers	$649,394	$725,904	$822,442
Satellites	123,431	128,352	110,510
Buildings, furniture, fixtures, equipment and other	58,081	50,699	50,408
148 degree orbital location (1)	67,776	—	—
Total depreciation and amortization	$898,682	$904,955	$983,360

(1)           See “FCC Authorizations” below.

Schedule of Satellites

		Degree	Estimated
	Launch	Orbital	Useful Life
Satellites	Date	Location	(Years)
Owned:
EchoStar I (1)	December 1995	77	12
EchoStar VII (2)	February 2002	119	15
EchoStar X (2)	February 2006	110	15
EchoStar XI (2)	July 2008	110	15
EchoStar XIV	March 2010	119	15
EchoStar XV	July 2010	61.5	15

Leased from EchoStar:
EchoStar VI (1)(4)	July 2000	77	NA
EchoStar VIII (1)(3)(4)	August 2002	77	NA
EchoStar IX (1)(3)	August 2003	121	NA
EchoStar XII (1)(4)	July 2003	61.5	NA
Nimiq 5 (1)(3)	September 2009	72.7	NA
EchoStar XVI (1)	November 2012	61.5	NA
QuetzSat-1 (1)(3)	September 2011	77	NA

Leased from Other Third Party:
Anik F3	April 2007	118.7	NA
Ciel II	December 2008	129	NA

Under Construction:
EchoStar XVIII	2015	110	15

(1)         See Note 15 for further discussion of our Related Party Transactions with EchoStar.

(2)         During the fourth quarter 2012, the estimated useful life of these satellites was extended from 12 years to 15 years on a prospective basis based on management’s assessment of, among other things, these satellites’ useful lives, technological obsolescence risk, estimated remaining fuel life and estimated useful lives of our other owned and leased DBS satellites.  This increase in the estimated useful life of these satellites had an immaterial effect on our results of operations.

(3)        We lease a portion of the capacity on these satellites.

(4)        We generally have the option to renew each lease on a year-to-year basis through the end of the respective satellite’s useful life.

Long-Term Debt (Tables)	12 Months Ended
Dec. 31, 2012
Long-Term Debt
Schedule of interest on long-term debt

		Annual
	Semi-Annual	Debt Service
	Payment Dates	Requirements
		(In thousands)
7% Senior Notes due 2013	April 1 and October 1	$35,000
6 5/8% Senior Notes due 2014	April 1 and October 1	$66,250
7 3/4% Senior Notes due 2015	May 31 and November 30	$58,125
7 1/8% Senior Notes due 2016	February 1 and August 1	$106,875
4 5/8% Senior Notes due 2017	January 15 and July 15	$41,625
7 7/8% Senior Notes due 2019	March 1 and September 1	$110,250
6 3/4% Senior Notes due 2021	June 1 and December 1	$135,000
5 7/8% Senior Notes due 2022	January 15 and July 15	$117,500
5% Senior Notes due 2023	March 15 and September 15	$75,000

Summary of carrying and fair values of debt facilities

	As of December 31,
	2012		2011
	Carrying Value	Fair Value	Carrying Value	Fair Value
	(In thousands)
7 % Senior Notes due 2013 (1)	500,000	521,875	500,000	535,000
6 5/8% Senior Notes due 2014	1,000,000	1,078,500	1,000,000	1,060,000
7 3/4% Senior Notes due 2015	750,000	844,725	750,000	817,500
7 1/8% Senior Notes due 2016	1,500,000	1,683,750	1,500,000	1,593,750
4 5/8% Senior Notes due 2017	900,000	940,500	—	—
7 7/8% Senior Notes due 2019	1,400,000	1,669,500	1,400,000	1,589,000
6 3/4% Senior Notes due 2021	2,000,000	2,280,000	2,000,000	2,140,000
5 7/8% Senior Notes due 2022	2,000,000	2,150,000	—	—
5 % Senior Notes due 2023	1,500,000	1,548,750	—	—
Mortgages and other notes payable	65,427	65,427	71,871	71,871
Subtotal	11,615,427	$12,783,027	7,221,871	$7,807,121
Capital lease obligations (2)	248,304	NA	270,893	NA
Total long-term debt and capital lease obligations (including current portion)	$11,863,731		$7,492,764

(1)         Our 7% Senior Notes with an aggregate principal balance of $500 million mature on October 1, 2013 and have been reclassified to “Current portion of long-term debt and capital lease obligations” on our Consolidated Balance Sheets as of December 31, 2012.

(2)         Disclosure regarding fair value of capital leases is not required.

Schedule of other long term debt and capital lease obligations

	As of December 31,
	2012	2011
	(In thousands)
Satellites and other capital lease obligations	$248,304	$270,893
8% note payable for EchoStar VII satellite vendor financing, payable over 13 years from launch	4,891	6,286
6% note payable for EchoStar X satellite vendor financing, payable over 15 years from launch	9,022	9,968
6% note payable for EchoStar XI satellite vendor financing, payable over 15 years from launch	14,211	15,106
6% note payable for EchoStar XIV satellite vendor financing, payable over 15 years from launch	20,053	21,055
6% note payable for EchoStar XV satellite vendor financing, payable over 15 years from launch	16,407	17,227
Mortgages and other unsecured notes payable due in installments through 2017 with interest rates ranging from approximately 2% to 13%	843	2,229
Total	313,731	342,764
Less current portion	(34,787)	(34,630)
Other long-term debt and capital lease obligations, net of current portion	$278,944	$308,134

Future minimum lease payments under capital lease obligations

Future minimum lease payments under the capital lease obligation, together with the present value of the net minimum lease payments as of December 31, 2012 are as follows (in thousands):

For the Years Ending December 31,
2013	$82,121
2014	77,775
2015	75,970
2016	75,970
2017	75,970
Thereafter	238,299
Total minimum lease payments	626,105
Less: Amount representing lease of the orbital location and estimated executory costs (primarily insurance and maintenance) including profit thereon, included in total minimum lease payments	(288,999)
Net minimum lease payments	337,106
Less: Amount representing interest	(88,802)
Present value of net minimum lease payments	248,304
Less: Current portion	(28,674)
Long-term portion of capital lease obligations	$219,630

Income Taxes and Accounting for Uncertainty in Income Taxes (Tables)	12 Months Ended
Dec. 31, 2012
Income Taxes and Accounting for Uncertainty in Income Taxes
Schedule of components of the (provision for) benefit from income taxes

	For the Years Ended December 31,
	2012	2011	2010
	(In thousands)
Current (provision) benefit:
Federal	$(127,291)	$(277,920)	$(286,491)
State	10,673	(36,408)	(68,962)
	(116,618)	(314,328)	(355,453)
Deferred (provision) benefit:
Federal	(126,561)	(553,393)	(195,869)
State	(42,747)	(35,887)	18,711
Decrease (increase) in valuation allowance	—	6,761	(5,701)
	(169,308)	(582,519)	(182,859)
Total benefit (provision)	$(285,926)	$(896,847)	$(538,312)

Schedule of reconciliation of amounts computed by applying the statutory Federal tax rate to income before taxes

	For the Years Ended December 31,
	2012	2011	2010
	% of pre-tax (income)/loss
Statutory rate	(35.0)	(35.0)	(35.0)
State income taxes, net of Federal benefit	(2.7)	(2.0)	(2.5)
Stock option compensation	0.2	—	0.3
Other	0.4	(0.3)	1.0
Decrease (increase) in valuation allowance	—	0.3	—
Total benefit (provision) for income taxes	(37.1)	(37.0)	(36.2)

Schedule of deferred tax assets and liabilities

	As of December 31,
	2012	2011
	(In thousands)
Deferred tax assets:
NOL, credit and other carryforwards	$—	$3,500
Unrealized losses on investments	—	4,442
Accrued expenses	70,464	63,188
Stock-based compensation	24,405	23,000
Deferred revenue	62,071	45,556
Total deferred tax assets	156,940	139,686
Valuation allowance	(6,903)	(11,114)
Deferred tax asset after valuation allowance	150,037	128,572

Deferred tax liabilities:
Depreciation and amortization	(1,185,819)	(1,020,045)
Unrealized gains on investments	(738)	—
State taxes net of federal effect	(29,129)	(6,070)
Other long-term liabilities	(26,978)	(26,944)
Total deferred tax liabilities	(1,242,664)	(1,053,059)
Net deferred tax asset (liability)	$(1,092,627)	$(924,487)

Current portion of net deferred tax asset	$91,722	$78,532
Current portion of net deferred tax liability	—	(14,648)
Noncurrent portion of net deferred tax asset (liability)	(1,184,349)	(988,371)
Total net deferred tax asset (liability)	$(1,092,627)	$(924,487)

Schedule of reconciliation of the beginning and ending amount of unrecognized tax benefits included in long-term deferred revenue, distribution and carriage payments and other long-term liabilities

	For the Years Ended December 31,
Unrecognized tax benefit	2012	2011	2010
	(In thousands)
Balance as of beginning period	$190,935	$170,226	$199,172
Additions based on tax positions related to the current year	5,949	9,836	7,382
Reductions based on tax positions related to current years	—	(1,170)	—
Additions based on tax positions related to prior years	1,581	16,610	11,507
Reductions based on tax positions related to prior years	(3,461)	—	(43,141)
Reductions based on tax positions related to settlements with taxing authorities	—	(1,185)	(493)
Reductions based on tax positions related to the lapse of the statute of limitations	(9,335)	(3,382)	(4,201)
Balance as of end of period	$185,669	$190,935	$170,226

Employee Benefit Plans (Tables)	12 Months Ended
Dec. 31, 2012
Employee Benefit Plans.
Schedule of expense recognized related to the 401(k) Plan

	For the Years Ended December 31,
Expense Recognized Related to the 401(k) Plan	2012	2011	2010
	(In thousands)
Matching contributions, net of forfeitures	$2,750	$1,521	$1,598
Discretionary stock contributions, net of forfeitures	$23,772	$22,331	$24,954

Stock-Based Compensation (Tables)	12 Months Ended
Dec. 31, 2012
Stock-Based Compensation
Schedule of stock awards outstanding

	As of December 31, 2012
	DISH Network Awards		EchoStar Awards
Stock Awards Outstanding	Stock Options	Restricted Stock Units	Stock Options	Restricted Stock Units
Held by DISH DBS employees	13,018,490	1,076,748	644,972	42,954

Schedule of exercise prices for stock options outstanding and exercisable associated with entity's employees

			Options Outstanding			Options Exercisable
			Number Outstanding as of December 31, 2012	Weighted- Average Remaining Contractual Life	Weighted- Average Exercise Price	Number Exercisable as of December 31, 2012	Weighted- Average Remaining Contractual Life	Weighted- Average Exercise Price
$ —	-	$ 10.00	2,869,406	4.76	$7.11	1,433,956	4.83	$7.10
$10.00	-	$ 15.00	422,001	5.62	$12.25	84,001	5.98	$12.17
$15.00	-	$ 20.00	2,606,985	6.69	$16.58	462,684	3.99	$18.01
$20.00	-	$ 25.00	4,009,998	3.84	$21.59	1,425,998	3.01	$21.86
$25.00	-	$ 30.00	2,332,100	7.89	$28.49	665,350	6.47	$28.26
$30.00	-	$ 35.00	741,000	7.15	$32.54	236,500	4.40	$32.37
$35.00	-	$ 40.00	37,000	9.69	$36.38	2,000	4.25	$36.10
$ —	-	$ 40.00	13,018,490	5.60	$18.99	4,310,489	4.39	$17.92

Schedule of stock option activity associated with entity's employees

	For the Years Ended December 31,
	2012		2011		2010
	Options	Weighted- Average Exercise Price	Options	Weighted- Average Exercise Price	Options	Weighted- Average Exercise Price
Total options outstanding, beginning of period (1)	17,640,074	$20.38	18,447,004	$17.76	18,094,235	$20.86
Granted	589,500	$32.25	3,198,500	$28.52	2,450,500	$18.34
Exercised	(4,406,888)	$18.51	(1,640,462)	$12.36	(408,231)	$9.99
Forfeited and cancelled (2)	(804,196)	$20.34	(2,364,968)	$12.11	(1,689,500)	$21.69
Total options outstanding, end of period	13,018,490	$18.99	17,640,074	$20.38	18,447,004	$17.76
Performance based options outstanding, end of period (3)	6,400,700	$18.71	8,022,975	$18.89	9,907,250	$15.29
Exercisable at end of period	4,310,489	$17.92	6,387,798	$21.73	5,325,753	$22.70

(1)         The beginning of period weighted-average exercise price for the year ended December 31, 2012 of $20.38 does not reflect the 2011 Stock Option Adjustment, which occurred subsequent to December 31, 2011.  The beginning of period weighted-average exercise price for the year ended December 31, 2010 of $20.86 does not reflect the 2009 Stock Option Adjustment, which occurred subsequent to December 31, 2009.

(2)         Certain of these stock options include options that were granted to individuals who transferred to and/or from another DISH Network subsidiary not a part of DISH DBS.

(3)         These stock options are included in the caption “Total options outstanding, end of period.”  See discussion of the 2005 LTIP, 2008 LTIP and other employee performance awards below.

Schedule of realized tax benefits from stock awards exercised
	For the Years Ended December 31,
	2012	2011	2010
	(In thousands)
Tax benefit from stock awards exercised	$22,898	$9,786	$1,665

Schedule of aggregate intrinsic value of stock options associated with entity's employees
	As of December 31, 2012
	Options Outstanding	Options Exercisable
	(In thousands)
Aggregate intrinsic value	$226,617	$79,656

Schedule of restricted stock unit activity associated with entity's employees

	For the Years Ended December 31,
	2012		2011		2010
	Restricted Stock Awards	Weighted- Average Grant Date Fair Value	Restricted Stock Awards	Weighted- Average Grant Date Fair Value	Restricted Stock Awards	Weighted- Average Grant Date Fair Value
Total restricted stock units outstanding, beginning of period	1,179,709	$23.11	1,271,984	$22.06	857,719	$25.04
Granted	—	$—	300,000	$30.67	600,000	$18.15
Vested	(24,795)	$22.94	(14,705)	$11.09	—	$—
Forfeited and cancelled	(78,166)	$27.20	(377,570)	$26.23	(185,735)	$23.07
Total restricted stock units outstanding, end of period	1,076,748	$22.82	1,179,709	$23.11	1,271,984	$22.06
Restricted Performance Units outstanding, end of period (1)	1,076,748	$22.82	1,179,709	$23.11	1,271,984	$22.06

(1)         These Restricted Performance Units are included in the caption “Total restricted stock units outstanding, end of period.”  See discussion of the 2005 LTIP, 2008 LTIP and other employee performance awards below.

Schedule of awards outstanding pursuant to performance-based stock incentive plans

	As of December 31, 2012
Performance Based Stock Options	Number of Awards	Weighted- Average Exercise Price
2005 LTIP	1,878,500	$21.60
2008 LTIP	1,522,200	$10.32
Other employee performance awards	3,000,000	$21.16
Total	6,400,700	$18.71

Restricted Performance Units
2005 LTIP	211,498
2008 LTIP	10,250
Other employee performance awards	855,000
Total	1,076,748

Schedule of allocated non-cash, stock-based compensation expense for all employees

	For the Years Ended December 31,
	2012	2011	2010
	(In thousands)
Subscriber-related	$1,607	$1,914	$1,160
General and administrative	36,966	29,249	14,227
Total non-cash, stock based compensation	$38,573	$31,163	$15,387

Schedule of assumptions of Black-Scholes option valuation model

For the Years Ended December 31,
Stock Options	2012	2011	2010
Risk-free interest rate	0.41% - 1.29%	0.36% - 3.18%	1.50% - 2.89%
Volatility factor	33.15% - 39.50%	31.74% - 45.56%	33.33% - 38.63%
Expected term of options in years	3.1 - 5.9	3.6 - 10.0	5.2 - 7.5
Weighted-average fair value of options granted	$6.72 - $13.79	$8.73 - $14.77	$6.83 - $8.14

2005 LTIP
Stock-Based Compensation
Schedule of unrecognized non-cash, stock-based compensation expense

	2005 LTIP
	Total	Vested Portion (1)
	(In thousands)
DISH Network awards held by DISH DBS employees	$31,114	$28,499
EchoStar awards held by DISH DBS employees	5,608	5,251
Total	$36,722	$33,750

(1)         Represents the amount of this award that has met the foregoing vesting schedule and would therefore vest upon achievement of the performance condition.

2008 LTIP and Other
Stock-Based Compensation
Schedule of non-cash, stock-based compensation expense recognized

	For the Years Ended December 31,
Non-Cash, Stock-Based Compensation Expense Recognized	2012	2011	2010
	(In thousands)
2008 LTIP	$9,025	$18,944	$2,984
Other employee performance awards	7,471	144	271
Total non-cash, stock-based compensation expense recognized for performance based awards	$16,496	$19,088	$3,255

Schedule of unrecognized non-cash, stock-based compensation expense

Estimated Remaining Non-Cash, Stock-Based Compensation Expense	2008 LTIP	Other Employee Performance Awards
	(In thousands)
Expense estimated to be recognized during 2013	$1,778	$2,677
Estimated contingent expense subsequent to 2013	—	42,804
Total estimated remaining expense over the term of the plan	$1,778	$45,481

Commitments and Contingencies Tables	12 Months Ended
Dec. 31, 2012
Commitments and Contingencies
Schedule of future maturities of long-term debt, capital lease and contractual obligations

	Payments due by period
	Total	2013	2014	2015	2016	2017	Thereafter
	(In thousands)
Long-term debt obligations	$11,615,427	$506,113	$1,005,778	$756,160	$1,504,669	$904,903	$6,937,804
Capital lease obligations	248,304	28,674	26,672	27,339	30,024	32,958	102,637
Interest expense on long-term debt and capital lease obligations	4,896,519	773,734	731,413	633,625	548,088	491,652	1,718,007
Satellite-related obligations	2,041,536	253,354	253,279	253,209	253,144	242,777	785,773
Operating lease obligations	170,837	44,436	32,891	23,460	19,142	7,022	43,886
Purchase obligations	3,454,868	1,758,113	519,671	436,293	314,589	165,059	261,143
Total	$22,427,491	$3,364,424	$2,569,704	$2,130,086	$2,669,656	$1,844,371	$9,849,250

Valuation and Qualifying Accounts (Tables)	12 Months Ended
Dec. 31, 2012
Valuation and Qualifying Accounts
Summary of activity in the allowance for doubtful accounts

Allowance for doubtful accounts	Balance at Beginning of Year	Charged to Costs and Expenses	Deductions	Balance at End of Year
	(In thousands)
For the years ended:
December 31, 2012	$11,916	$116,742	$(114,824)	$13,834
December 31, 2011	$29,650	$94,678	$(112,412)	$11,916
December 31, 2010	$16,372	$115,478	$(102,200)	$29,650

Quarterly Financial Data (Unaudited) (Tables)	12 Months Ended
Dec. 31, 2012
Quarterly Financial Data (Unaudited)
Schedule of quarterly results of operations

	For the Three Months Ended
	March 31	June 30	September 30	December 31
	(In thousands)
Year ended December 31, 2012:
Total revenue	$3,247,226	$3,317,621	$3,291,877	$3,294,876
Operating income (loss)	573,970	502,238	(222,334)	539,061
Net income (loss)	277,490	221,910	(240,719)	225,585

Year ended December 31, 2011:
Total revenue	$3,220,590	$3,331,827	$3,250,805	$3,256,824
Operating income (loss)	985,390	710,709	632,210	622,091
Net income (loss)	548,874	349,292	297,001	330,516

Related Party Transactions (Tables)	12 Months Ended
Dec. 31, 2012
Related Party Transactions
Schedule of dollar value of set-top boxes and other equipment purchased from EchoStar and purchases included in "Cost of sales- subscriber promotion subsidies-EchoStar"

	For the Years Ended December 31,
Purchases from EchoStar	2012	2011	2010
	(In thousands)
Set-top boxes and other equipment	$1,028,588	$1,158,293	$1,470,173

Set-top boxes and other equipment included in “Cost of sales — subscriber promotion subsidies — EchoStar”	$264,208	$249,440	$175,777

Schedule of transactions with NagraStar

	For the Years Ended December 31,
	2012	2011	2010
	(In thousands)
Purchases (including fees):
Purchases from NagraStar	$72,549	$77,705	$79,547

	As of December 31,
	2012	2011
	(In thousands)
Amounts Payable and Commitments:
Amounts payable to NagraStar	$21,930	$5,853

Organization and Business Activities (Details)	Dec. 31, 2012 item
Organization and Business Activities
Number of subscribers	14,056,000

Summary of Significant Accounting Policies (Details) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Advertising Costs
Advertising costs	$ 429	$ 329	$ 373
Minimum
Marketable Investment Securities
The length of time an investment has been in a continuous loss position in which the decline in value would be evaluated on a case by case basis to determine if the decline in value is other-than-temporary	6 months
Length of time an investment has been in a continuous loss position in which the decline in value is considered other-than-temporary	9 months
Property and Equipment
Useful life of property and equipment	1 year
Revenue Recognition
Period of deferral for the portion of subscriber fees that are deferred	18 months
Maximum
Marketable Investment Securities
Length of time an investment has been in a continuous loss position in which the decline in value is considered as temporary	6 months
The length of time an investment has been in a continuous loss position in which the decline in value would be evaluated on a case by case basis to determine if the decline in value is other-than-temporary	9 months
Property and Equipment
Useful life of property and equipment	40 years
Long-Term Deferred Revenue, Distribution and Carriage Payments
Deferred upfront payment, amortization period	10 years
Revenue Recognition
Period of deferral for the portion of subscriber fees that are deferred	5 years

Statements of Cash Flow Data (Details) (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Statements of Cash Flow Data.
Cash paid for interest	$ 537,512	$ 545,406	$ 472,586
Cash received for interest	22,431	11,468	13,744
Cash paid for income taxes	20,624	14,661	12,978
Cash paid for income taxes to DISH Network	272,599	384,462	428,591
Vendor financing			40,000
Satellites and other assets financed under capital lease obligations	5,857	10,548	5,282
Receipt of marketable investment securities with no cash consideration	13,237
Net satellite broadband assets distributed to DISH Network	$ 8,628

Marketable Investment Securities and Restricted Cash and Cash Equivalents (Details) (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011
Marketable investment securities:
Current marketable investment securities	$ 2,269,670	$ 668,263
Restricted marketable investment securities	49,044	54,507
Total	2,318,714	722,770
Restricted cash and cash equivalents	72,617	65,137
Total marketable investment securities and restricted cash and cash equivalents	2,391,331	787,907
Current marketable investment securities - VRDNs
Marketable investment securities:
Current marketable investment securities	124,007	100,075
Settlement period	5 days
Current marketable investment securities - other
Marketable investment securities:
Current marketable investment securities	$ 2,145,663	$ 568,188

Marketable Investment Securities and Restricted Cash and Cash Equivalents (Details 2) (USD $)	Dec. 31, 2012	Dec. 31, 2011
Accumulated net unrealized gains (losses)
Accumulated net unrealized gains (losses), net of related tax effect	$ 6,000,000	$ (1,000,000)
Components of available-for-sale investments
Debt security	2,269,670,000	668,263,000
Total	2,318,714,000	722,770,000
Unrealized Gains (Losses), Net
Unrealized Gains	7,741,000	2,625,000
Unrealized (Losses)	(1,144,000)	(4,075,000)
Unrealized Gains (Losses), Net	6,597,000	(1,450,000)
Contractual maturities of restricted and non-restricted marketable investment securities
Debt security with contractual maturities within one year	1,866,000,000
Debt securities with contractual maturities after one year through five years	439,000,000
VRDNs
Components of available-for-sale investments
Debt security	124,007,000	100,075,000
Other (including restricted)
Components of available-for-sale investments
Debt security	2,181,064,000	622,695,000
Unrealized Gains (Losses), Net
Unrealized Gains	7,335,000	2,625,000
Unrealized (Losses)	(1,144,000)	(4,075,000)
Unrealized Gains (Losses), Net	6,191,000	(1,450,000)
Equity Securities
Components of available-for-sale investments
Equity security	13,643,000
Unrealized Gains (Losses), Net
Unrealized Gains	406,000
Unrealized Gains (Losses), Net	$ 406,000

Marketable Investment Securities and Restricted Cash and Cash Equivalents (Details 3) (USD $) In Thousands, unless otherwise specified	Dec. 31, 2012	Dec. 31, 2011
Fair value
Total Fair Value	$ 753,784	$ 477,744
Unrealized loss
Total Unrealized Losses	(1,144)	(4,075)
Debt Securities
Fair value
Less than 12 months, Fair value	724,739	444,705
12 months or more, Fair value	29,045	33,039
Unrealized loss
Less than 12 months, Unrealized loss	(865)	(2,970)
12 months or more, Unrealized loss	$ (279)	$ (1,105)

Marketable Investment Securities and Restricted Cash and Cash Equivalents (Details 4) (USD $) In Thousands, unless otherwise specified	Dec. 31, 2012	Dec. 31, 2011
Fair value of marketable securities
Debt security	$ 2,269,670	$ 668,263
Total	2,318,714	722,770
VRDNs
Fair value of marketable securities
Debt security	124,007	100,075
Other (including restricted)
Fair value of marketable securities
Debt security	2,181,064	622,695
Equity Securities
Fair value of marketable securities
Equity security	13,643
Recurring basis | Total
Fair value of marketable securities
Cash equivalents (including restricted)	3,014,946	162,549
Total	2,318,714	722,770
Recurring basis | Total | VRDNs
Fair value of marketable securities
Debt security	124,007	100,075
Recurring basis | Total | Other (including restricted)
Fair value of marketable securities
Debt security	2,181,064	622,695
Recurring basis | Total | Equity Securities
Fair value of marketable securities
Equity security	13,643
Recurring basis | Level 1
Fair value of marketable securities
Cash equivalents (including restricted)	59,386	18,610
Total	13,643
Recurring basis | Level 1 | Equity Securities
Fair value of marketable securities
Equity security	13,643
Recurring basis | Level 2
Fair value of marketable securities
Cash equivalents (including restricted)	2,955,560	143,939
Total	2,305,071	722,770
Recurring basis | Level 2 | VRDNs
Fair value of marketable securities
Debt security	124,007	100,075
Recurring basis | Level 2 | Other (including restricted)
Fair value of marketable securities
Debt security	$ 2,181,064	$ 622,695

Inventory (Details) (USD $) In Thousands, unless otherwise specified	Dec. 31, 2012	Dec. 31, 2011
Inventory
Finished goods - DBS	$ 259,274	$ 294,722
Raw materials	122,758	183,675
Work-in-process	82,361	31,535
Total inventory	$ 464,393	$ 509,932

Property and Equipment (Details) (USD $) In Thousands, unless otherwise specified	3 Months Ended	9 Months Ended	12 Months Ended
	Dec. 31, 2012	Sep. 30, 2012	Dec. 31, 2012	Dec. 31, 2011
Property and Equipment
Total property and equipment	$ 5,955,588		$ 5,955,588	$ 5,970,106
Accumulated depreciation	(2,948,204)		(2,948,204)	(2,847,863)
Property and equipment, net	3,007,384		3,007,384	3,122,243
Minimum
Property and Equipment
Depreciable life of assets			1 year
Maximum
Property and Equipment
Depreciable life of assets			40 years
Equipment leased to customers
Property and Equipment
Total property and equipment	3,424,911		3,424,911	3,496,154
Equipment leased to customers | Minimum
Property and Equipment
Depreciable life of assets			2 years
Equipment leased to customers | Maximum
Property and Equipment
Depreciable life of assets			5 years
EchoStar I
Property and Equipment
Total property and equipment	201,607		201,607	201,607
Depreciable life of assets			12 years
EchoStar VII
Property and Equipment
Total property and equipment	177,000		177,000	177,000
Depreciable life of assets	15 years	12 years	15 years
EchoStar VII | Maximum
Property and Equipment
Depreciable life of assets			15 years
EchoStar X
Property and Equipment
Total property and equipment	177,192		177,192	177,192
Depreciable life of assets	15 years	12 years	15 years
EchoStar XI
Property and Equipment
Total property and equipment	200,198		200,198	200,198
Depreciable life of assets	15 years	12 years	15 years
EchoStar XI | Maximum
Property and Equipment
Depreciable life of assets			15 years
EchoStar XIV
Property and Equipment
Total property and equipment	316,541		316,541	316,541
Depreciable life of assets			15 years
EchoStar XIV | Maximum
Property and Equipment
Depreciable life of assets			15 years
EchoStar XV
Property and Equipment
Total property and equipment	277,658		277,658	277,658
Depreciable life of assets			15 years
Satellites acquired under capital lease agreements
Property and Equipment
Total property and equipment	499,819		499,819	499,819
Satellites acquired under capital lease agreements | Minimum
Property and Equipment
Depreciable life of assets			10 years
Satellites acquired under capital lease agreements | Maximum
Property and Equipment
Depreciable life of assets			15 years
Furniture, fixtures, equipment and other
Property and Equipment
Total property and equipment	580,588		580,588	506,736
Furniture, fixtures, equipment and other | Minimum
Property and Equipment
Depreciable life of assets			1 year
Furniture, fixtures, equipment and other | Maximum
Property and Equipment
Depreciable life of assets			10 years
Buildings and improvements
Property and Equipment
Total property and equipment	74,398		74,398	70,716
Buildings and improvements | Minimum
Property and Equipment
Depreciable life of assets			1 year
Buildings and improvements | Maximum
Property and Equipment
Depreciable life of assets			40 years
Land
Property and Equipment
Total property and equipment	5,027		5,027	4,447
Construction in progress
Property and Equipment
Total property and equipment	20,469		20,469	42,038
Construction in progress | Software related projects
Property and Equipment
Total property and equipment	6,088		6,088	20,149
Construction in progress | Other
Property and Equipment
Total property and equipment	$ 14,381		$ 14,381	$ 21,889

Property and Equipment (Details 2) (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Depreciation and amortization expense
Depreciation and amortization	$ 898,682	$ 904,955	$ 983,360
Equipment leased to customers
Depreciation and amortization expense
Depreciation and amortization	649,394	725,904	822,442
Satellites
Depreciation and amortization expense
Depreciation and amortization	123,431	128,352	110,510
Buildings, furniture, fixtures, equipment and other
Depreciation and amortization expense
Depreciation and amortization	58,081	50,699	50,408
DBS satellites
Depreciation and amortization expense
Number of satellites utilized in geostationary orbit approximately 22,300 miles above the equator	15
Owned Satellites	6
Number of satellites utilized under operating lease	7
Number of satellites utilized under capital lease	2
148 degree orbital location
Depreciation and amortization expense
Depreciation and amortization	$ 67,776

Property and Equipment (Details 3) (USD $) In Thousands, unless otherwise specified	12 Months Ended					3 Months Ended	12 Months Ended	3 Months Ended	9 Months Ended	12 Months Ended		3 Months Ended	9 Months Ended	12 Months Ended	3 Months Ended	9 Months Ended	12 Months Ended					3 Months Ended	12 Months Ended	37 Months Ended	12 Months Ended		12 Months Ended
	Dec. 31, 2012 item	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2012 Minimum	Dec. 31, 2012 Maximum	Sep. 30, 2012 EchoStar QuetzSat-1 Transponder Agreement item	Dec. 31, 2012 EchoStar I	Dec. 31, 2012 EchoStar VII	Sep. 30, 2012 EchoStar VII	Dec. 31, 2012 EchoStar VII	Dec. 31, 2012 EchoStar VII Maximum	Dec. 31, 2012 EchoStar X	Sep. 30, 2012 EchoStar X	Dec. 31, 2012 EchoStar X	Dec. 31, 2012 EchoStar XI	Sep. 30, 2012 EchoStar XI	Dec. 31, 2012 EchoStar XI	Dec. 31, 2012 EchoStar XI Maximum	Dec. 31, 2012 EchoStar XIV	Dec. 31, 2012 EchoStar XIV Maximum	Dec. 31, 2012 EchoStar XV	Mar. 31, 2012 EchoStar VI item	Dec. 31, 2012 EchoStar XVI	Dec. 31, 2012 EchoStar XVI	Dec. 31, 2012 EchoStar XVI EchoStar	Dec. 31, 2008 QuetzSat-1 item	Dec. 31, 2012 EchoStar XVIII	Dec. 31, 2012 148 degree orbital location
Property and Equipment
Estimate Useful life of assets				1 year	40 years		12 years	15 years	12 years	15 years	15 years	15 years	12 years	15 years	15 years	12 years	15 years	15 years	15 years	15 years	15 years						15 years
Expiration term following the actual service commencement date																							4 years	10 years
Option to renew for additional term prior to expiration of initial term																							6 years		6 years
Option to renew for additional term after exercising renewal option prior to expiration of initial term																							5 years
Number of other satellites to be relocated in the event of failure or loss of any satellite	1
Loss of Travelling wave tube amplifiers ("TWTAs")																						2
Total number of TWTAs lost																						5
Number of DBS transponders currently used																										24
Number of transponders subleased						5
Depreciation and amortization (Note 6)	$ 898,682	$ 904,955	$ 983,360																									$ 67,776

Long-Term Debt (Details) (USD $)	12 Months Ended				0 Months Ended	12 Months Ended		0 Months Ended	12 Months Ended	0 Months Ended		12 Months Ended
	Dec. 31, 2012 7 % Senior Notes due 2013	Dec. 31, 2012 6 5/8% Senior Notes due 2014	Dec. 31, 2012 7 3/4% Senior Notes due 2015	Dec. 31, 2012 7 1/8% Senior Notes due 2016	May 16, 2012 4 5/8% Senior Notes due 2017	Dec. 31, 2012 4 5/8% Senior Notes due 2017	Dec. 31, 2012 7 7/8% Senior Notes due 2019	May 05, 2011 6 3/4% Senior Notes due 2021	Dec. 31, 2012 6 3/4% Senior Notes due 2021	Jul. 26, 2012 5 7/8% Senior Notes due 2022	May 16, 2012 5 7/8% Senior Notes due 2022	Dec. 31, 2012 5 7/8% Senior Notes due 2022	Dec. 31, 2012 5% Senior Notes due 2023	Dec. 27, 2012 5% Senior Notes due 2023
Long-term debt
Interest rate (as a percent)	7.00%	6.63%	7.75%	7.13%		4.63%	7.88%		6.75%			5.88%	5.00%
Percentage of principal amount at which the entity may redeem some or all of the notes at any time	100.00%	100.00%	100.00%	100.00%		100.00%	100.00%		100.00%			100.00%	100.00%
Percentage of principal amount at which notes may be required to be repurchased in event of change of control	101.00%	101.00%	101.00%	101.00%		101.00%	101.00%		101.00%			101.00%	101.00%
Aggregate principal amount					$ 900,000,000			$ 2,000,000,000			$ 1,000,000,000			$ 1,500,000,000
Term of debt instrument					5 years			10 years		10 years	10 years
Debt instrument issuance as a percentage of face amount					100.00%			99.09%		100.75%	100.00%			100.00%
Maximum percentage of the aggregate principal amount of notes with net proceeds of certain equity offerings or capital contributions						35.00%			35.00%			35.00%	35.00%
Additional borrowings										100,000,000
Annual Debt Service Requirements	$ 35,000,000	$ 66,250,000	$ 58,125,000	$ 106,875,000		$ 41,625,000	$ 110,250,000		$ 135,000,000			$ 117,500,000	$ 75,000,000

Long-Term Debt (Details 2) (USD $)	Dec. 31, 2012	Dec. 31, 2011
Long-term debt
Carrying Value	$ 11,615,427,000	$ 7,221,871,000
Fair Value	12,783,027,000	7,807,121,000
Capital lease obligations	248,304,000	270,893,000
Total long-term debt and capital lease obligations (including current portion)	11,863,731,000	7,492,764,000
7 % Senior Notes due 2013
Long-term debt
Carrying Value	500,000,000	500,000,000
Fair Value	521,875,000	535,000,000
Interest rate (as a percent)	7.00%
Principal balance reclassified to Current portion of long-term debt and capital lease obligations	500,000,000
6 5/8% Senior Notes due 2014
Long-term debt
Carrying Value	1,000,000,000	1,000,000,000
Fair Value	1,078,500,000	1,060,000,000
Interest rate (as a percent)	6.63%
7 3/4% Senior Notes due 2015
Long-term debt
Carrying Value	750,000,000	750,000,000
Fair Value	844,725,000	817,500,000
Interest rate (as a percent)	7.75%
7 1/8% Senior Notes due 2016
Long-term debt
Carrying Value	1,500,000,000	1,500,000,000
Fair Value	1,683,750,000	1,593,750,000
Interest rate (as a percent)	7.13%
4 5/8% Senior Notes due 2017
Long-term debt
Carrying Value	900,000,000
Fair Value	940,500,000
Interest rate (as a percent)	4.63%
7 7/8% Senior Notes due 2019
Long-term debt
Carrying Value	1,400,000,000	1,400,000,000
Fair Value	1,669,500,000	1,589,000,000
Interest rate (as a percent)	7.88%
6 3/4% Senior Notes due 2021
Long-term debt
Carrying Value	2,000,000,000	2,000,000,000
Fair Value	2,280,000,000	2,140,000,000
Interest rate (as a percent)	6.75%
5 7/8% Senior Notes due 2022
Long-term debt
Carrying Value	2,000,000,000
Fair Value	2,150,000,000
Interest rate (as a percent)	5.88%
5% Senior Notes due 2023
Long-term debt
Carrying Value	1,500,000,000
Fair Value	1,548,750,000
Interest rate (as a percent)	5.00%
Mortgages and other notes payable
Long-term debt
Carrying Value	65,427,000	71,871,000
Fair Value	$ 65,427,000	$ 71,871,000

Long-Term Debt (Details 3) (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011
Other long-term debt and capital lease obligations
Total	$ 313,731	$ 342,764
Less current portion	(34,787)	(34,630)
Other long-term debt and capital lease obligations, net of current portion	278,944	308,134
Capital lease obligations
Other long-term debt and capital lease obligations
Total	248,304	270,893
8% note payable for EchoStar VII satellite vendor financing, payable over 13 years from launch
Other long-term debt and capital lease obligations
Interest rate (as a percent)	8.00%
Total	4,891	6,286
Term of debt instrument	13 years	13 years
6% note payable for EchoStar X satellite vendor financing, payable over 15 years from launch
Other long-term debt and capital lease obligations
Interest rate (as a percent)	6.00%
Total	9,022	9,968
Term of debt instrument	15 years	15 years
6% note payable for EchoStar XI satellite vendor financing, payable over 15 years from launch
Other long-term debt and capital lease obligations
Interest rate (as a percent)	6.00%
Total	14,211	15,106
Term of debt instrument	15 years	15 years
6% note payable for EchoStar XIV satellite vendor financing, payable over 15 years from launch
Other long-term debt and capital lease obligations
Interest rate (as a percent)	6.00%
Total	20,253	21,055
Term of debt instrument	15 years	15 years
6% note payable for EchoStar XV satellite vendor financing, payable over 15 years from launch
Other long-term debt and capital lease obligations
Interest rate (as a percent)	6.00%
Total	16,407	17,227
Term of debt instrument	15 years	15 years
Mortgages and other unsecured notes payable due in installments through 2017 with interest rates ranging from approximately 2% to 13%
Other long-term debt and capital lease obligations
Total	$ 843	$ 2,229
Interest rate, low end of range (as a percent)	2.00%
Interest rate, high end of range (as a percent)	13.00%

Long-Term Debt (Details 4) (USD $)	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Capital leased assets disclosures
Estimated fair value of satellites acquired under capital leases	$ 500,000,000	$ 500,000,000
Accumulated depreciation on satellites acquired under capital leases	194,000,000	151,000,000
Depreciation expense - capital leases	43,000,000	43,000,000	43,000,000
Future minimum lease payments under the capital lease obligation, together with the present value of the net minimum lease payments
2013	82,121,000
2014	77,775,000
2015	75,970,000
2016	75,970,000
2017	75,970,000
Thereafter	238,299,000
Total minimum lease payments	626,105,000
Less: Amount representing lease of the orbital location and estimated executory costs (primarily insurance and maintenance) including profit thereon, included in total minimum lease payments	(288,999,000)
Net minimum lease payments	337,106,000
Less: Amount representing interest	(88,802,000)
Present value of net minimum lease payments	248,304,000
Less: Current portion	(28,674,000)
Long-term portion of capital lease obligations	$ 219,630,000
FSS Satellite Anik F3
Capital leased assets disclosures
Ku-band capacity leased (as a percent)	100.00%
Term of capital lease	15 years
Canadian DBS Satellite Ciel II
Capital leased assets disclosures
Satellite capacity leased (as a percent)	100.00%
Initial Term of capital lease	10 years

Income Taxes and Accounting for Uncertainty in Income Taxes (Details) (USD $)	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Net operating loss carryforwards
Cash paid for income taxes to parent	$ 272,599,000	$ 384,462,000	$ 428,591,000
Current (provision) benefit:
Federal	(127,291,000)	(277,920,000)	(286,491,000)
State	10,673,000	(36,408,000)	(68,962,000)
Total current (provision) benefit	(116,618,000)	(314,328,000)	(355,453,000)
Deferred (provision) benefit:
Federal	(126,561,000)	(553,393,000)	(195,869,000)
State	(42,747,000)	(35,887,000)	18,711,000
Decrease (increase) in valuation allowance		6,761,000	(5,701,000)
Total deferred (provision) benefit	(169,308,000)	(582,519,000)	(182,859,000)
Total benefit (provision)	(285,926,000)	(896,847,000)	(538,312,000)
Reconciliation of amounts computed by applying the statutory Federal tax rate to income before taxes
Statutory rate (as a percent)	(35.00%)	(35.00%)	(35.00%)
State income taxes, net of Federal benefit (as a percent)	(2.70%)	(2.00%)	(2.50%)
Stock option compensation (as a percent)	0.20%		0.30%
Other (as a percent)	0.40%	(0.30%)	1.00%
Decrease (increase) in valuation allowance (as a percent)		0.30%
Total benefit (provision) for income taxes (as a percent)	(37.10%)	(37.00%)	(36.20%)
Deferred tax assets:
NOL, credit and other carryforwards		3,500,000
Unrealized losses on investments		4,442,000
Accrued expenses	70,464,000	63,188,000
Stock-based compensation	24,405,000	23,000,000
Deferred revenue	62,071,000	45,556,000
Total deferred tax assets	156,940,000	139,686,000
Valuation allowance	(6,903,000)	(11,114,000)
Deferred tax asset after valuation allowance	150,037,000	128,572,000
Deferred tax liabilities:
Depreciation and amortization	(1,185,819,000)	(1,020,045,000)
Unrealized gains on investments	(738,000)
State taxes net of federal effect	(29,129,000)	(6,070,000)
Other long-term liabilities	(26,978,000)	(26,944,000)
Total deferred tax liabilities	(1,242,664,000)	(1,053,059,000)
Net deferred tax asset (liability)	(1,092,627,000)	(924,487,000)
Current portion of net deferred tax asset	91,722,000	78,532,000
Current portion of net deferred tax liability		(14,648,000)
Noncurrent portion of net deferred tax asset (liability)	(1,184,349,000)	(988,371,000)
Reconciliation of the beginning and ending amount of unrecognized tax benefits included in long-term deferred revenue, distribution and carriage payments and other long-term liabilities
Balance as of beginning of period	190,935,000	170,226,000	199,172,000
Additions based on tax positions related to the current year	5,949,000	9,836,000	7,382,000
Reductions based on tax positions related to the current years		(1,170,000)
Additions based on tax positions related to prior years	1,581,000	16,610,000	11,507,000
Reductions based on tax positions related to prior years	(3,461,000)		(43,141,000)
Reductions based on tax positions related to settlements with taxing authorities		(1,185,000)	(493,000)
Reductions based on tax positions related to the lapse of the statute of limitations	(9,335,000)	(3,382,000)	(4,201,000)
Balance as of end of period	185,669,000	190,935,000	170,226,000
Unrecognized tax benefits if recognized, could favorably affect our effective tax rate	174,000,000
Interest and penalty (benefit) expense	6,000,000	(1,000,000)	(4,000,000)
Accrued interest and penalties	15,000,000	9,000,000
State
Net operating loss carryforwards
NOL benefit for state income tax purposes	4,000,000
Tax benefits related to credit carryforwards	$ 7,000,000

Employee Benefit Plans (Details) (USD $) Share data in Millions, unless otherwise specified	0 Months Ended	12 Months Ended
	Jan. 02, 2013	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
401(k) Employee Savings Plan
Employer matching contribution as a percentage of voluntary employee contributions under 401(k) plan		50.00%
Employer maximum annual contribution per employee under 401(k) plan		$ 1,500
Increased employer maximum contribution as of January 1, 2013	2,500
Expense recognized related to 401(k) plan
Matching contributions, net of forfeitures, under 401(k) plan		2,750,000	1,521,000	1,598,000
Discretionary stock contributions, net of forfeitures, under 401(k) plan		23,772,000	22,331,000	24,954,000
Employee Stock Purchase Plan
Employee Stock Purchase Plan
Minimum number of calendar quarters to be employed for full-time employees to be eligible to participate in the ESPP		3 months
Maximum fair value of capital stock permitted to be purchased by employees in any one year under ESPP		$ 25,000
Employee Stock Purchase Plan | Class A common stock
Employee Stock Purchase Plan
Number of shares authorized to be issued under Employee Stock Purchase Plan (ESPP)		1.8
Shares of common stock available for future grant under stock incentive plans		0.2
Purchase price as percentage of closing market price on the last business day of each calendar quarter under ESPP		85.00%
Number of shares of common stock purchased under ESPP		0.1	0.1	0.1

Stock-Based Compensation (Details) (USD $)	12 Months Ended				0 Months Ended		1 Months Ended		0 Months Ended		1 Months Ended		12 Months Ended											12 Months Ended				12 Months Ended			12 Months Ended													12 Months Ended	1 Months Ended									0 Months Ended	1 Months Ended		12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2012 Dish awards	Dec. 02, 2012 Dish awards Class A common stock	Nov. 02, 2011 Dish awards Class A common stock	Dec. 31, 2012 Dish awards Class A common stock	Dec. 31, 2009 Dish awards Class A common stock	Dec. 02, 2012 Dish awards Class B common stock	Nov. 02, 2011 Dish awards Class B common stock	Dec. 31, 2012 Dish awards Class B common stock	Dec. 31, 2009 Dish awards Class B common stock	Dec. 31, 2012 Long-Term Performance Based Plans	Dec. 31, 2011 Long-Term Performance Based Plans	Dec. 31, 2010 Long-Term Performance Based Plans	Dec. 31, 2012 2005 LTIP	Dec. 31, 2005 2005 LTIP	Dec. 31, 2012 2005 LTIP Dish awards	Dec. 31, 2012 2005 LTIP Echostar awards	Dec. 31, 2012 The 2008 LTIP	Dec. 31, 2011 The 2008 LTIP	Dec. 31, 2010 The 2008 LTIP	Dec. 31, 2012 The 2008 LTIP Dish awards	Dec. 31, 2012 Other Employee Performance Awards	Dec. 31, 2011 Other Employee Performance Awards	Dec. 31, 2010 Other Employee Performance Awards	Dec. 31, 2012 Other Employee Performance Awards Dish awards	Dec. 31, 2012 Stock Option Adjustment	Dec. 31, 2010 Stock Option Adjustment	Mar. 31, 2013 Stock Option Adjustment	Dec. 31, 2012 Stock Options	Dec. 31, 2011 Stock Options	Dec. 31, 2010 Stock Options	Dec. 31, 2012 Stock Options Maximum	Dec. 31, 2011 Stock Options Maximum	Dec. 31, 2010 Stock Options Maximum	Dec. 31, 2012 Stock Options Minimum	Dec. 31, 2011 Stock Options Minimum	Dec. 31, 2010 Stock Options Minimum	Dec. 31, 2012 Stock Options Dish awards	Dec. 31, 2011 Stock Options Dish awards	Dec. 31, 2010 Stock Options Dish awards	Jan. 02, 2008 Stock Options Dish awards multiplicationfactor	Dec. 31, 2012 Stock Options Dish awards Maximum	Jan. 31, 2008 Stock Options Echostar awards	Dec. 31, 2012 Stock Options Echostar awards	Jan. 02, 2008 Stock Options Echostar awards multiplicationfactor	Dec. 31, 2012 Stock Options Long-Term Performance Based Plans Dish awards	Dec. 31, 2011 Stock Options Long-Term Performance Based Plans Dish awards	Dec. 31, 2010 Stock Options Long-Term Performance Based Plans Dish awards	Dec. 31, 2012 Stock Options 2005 LTIP Dish awards	Dec. 31, 2012 Stock Options The 2008 LTIP Dish awards	Dec. 31, 2012 Stock Options Other Employee Performance Awards Dish awards	Dec. 02, 2012 Stock Options Stock Option Adjustment Dish awards	Jan. 31, 2012 Stock Options Stock Option Adjustment Dish awards employee	Feb. 28, 2010 Stock Options Stock Option Adjustment Dish awards employee	Dec. 31, 2012 Restricted Stock Units Dish awards	Dec. 31, 2011 Restricted Stock Units Dish awards	Dec. 31, 2010 Restricted Stock Units Dish awards	Dec. 31, 2012 Restricted Stock Units Echostar awards	Jan. 02, 2008 Restricted Stock Units Echostar awards	Dec. 31, 2012 Restricted Stock Units Long-Term Performance Based Plans Dish awards	Dec. 31, 2011 Restricted Stock Units Long-Term Performance Based Plans Dish awards	Dec. 31, 2010 Restricted Stock Units Long-Term Performance Based Plans Dish awards	Dec. 31, 2012 Restricted Stock Units 2005 LTIP Dish awards	Dec. 31, 2012 Restricted Stock Units The 2008 LTIP Dish awards	Dec. 31, 2012 Restricted Stock Units Other Employee Performance Awards Dish awards
Stock-Based Compensation
Expiration term (in years)																																												10 years
Percentage of stock awards vesting per year (as a percent)				20% per year
Common stock available for future grant under stock incentive plans (in shares)							72,700,000
Cash dividend (in dollars per share)					$ 1	$ 2	$ 1	$ 2	$ 1	$ 2	$ 1	$ 2
Number of stock options subject to an exercise price change in connection with the Stock Option Adjustment (in shares)																																																							17,300,000	16,900,000
Number of employees affected by stock option adjustment																																																							400	400
Reduction in exercise price due to dividend declaration (in dollars per share)																																																						$ 0.77	$ 2	$ 2
Threshold for reduction in exercise price due to dividend declaration (in dollars per share)																																																						$ 1
Stock option converted into new stock options (in shares)																																											2
Multiplication factor for conversion of original stock option to new stock option																																											0.831219				0.843907
Portion of the number of shares that were exercisable under the original option needed to receive a new stock option (as a percent)																																													one-fifth
One Echostar restricted stock unit converted into new Dish Network restricted stock units (in shares)																																																													5
Stock option activity
Total options outstanding, beginning of period (in shares)																																								17,640,074	18,447,004	18,094,235				644,972		6,400,700	8,022,975	9,907,250	1,878,500	1,522,200	3,000,000
Granted (in shares)																																								589,500	3,198,500	2,450,500
Exercised (in shares)																																								(4,406,888)	(1,640,462)	(408,231)
Forfeited and cancelled (in shares)																																								(804,196)	(2,364,968)	(1,689,500)
Total options outstanding, end of period (in shares)																																								13,018,490	17,640,074	18,447,004				644,972		6,400,700	8,022,975	9,907,250	1,878,500	1,522,200	3,000,000
Exercisable at end of period (in shares)																																								4,310,489	6,387,798	5,325,753
Weighted-Average Exercise Price
Total options outstanding, beginning of period (in dollars per share)																																								$ 20.38	$ 17.76	$ 20.86						$ 18.71	$ 18.89	$ 15.29	$ 21.6	$ 10.32	$ 21.16
Granted (in dollars per share)																																								$ 32.25	$ 28.52	$ 18.34
Exercised (in dollars per share)																																								$ 18.51	$ 12.36	$ 9.99
Forfeited and cancelled (in dollars per share)																																								$ 20.34	$ 12.11	$ 21.69
Total options outstanding, end of period (in dollars per share)																																								$ 18.99	$ 20.38	$ 17.76						$ 18.71	$ 18.89	$ 15.29	$ 21.6	$ 10.32	$ 21.16
Exercisable at end of period (in dollars per share)																																								$ 17.92	$ 21.73	$ 22.7
Aggregate intrinsic value
Options outstanding																																								$ 226,617,000
Options exercisable																																								79,656,000
Restricted stock units
Total restricted stock units outstanding, beginning of period (in shares)																																																									1,179,709	1,271,984	857,719	42,954		1,076,748	1,179,709	1,271,984	211,498	10,250	855,000
Granted (in shares)																																																										300,000	600,000
Vested (in shares)																																																									(24,795)	(14,705)
Forfeited and cancelled (in shares)																																																									(78,166)	(377,570)	(185,735)
Total restricted stock units outstanding, end of period (in shares)																																																									1,076,748	1,179,709	1,271,984	42,954		1,076,748	1,179,709	1,271,984	211,498	10,250	855,000
Weighted- Average Grant Date Fair Value
Total restricted stock units outstanding, beginning of period (in dollars per share)																																																									$ 23.11	$ 22.06	$ 25.04			$ 22.82	$ 23.11	$ 22.06
Granted (in dollars per share)																																																										$ 30.67	$ 18.15
Vested (in dollars per share)																																																									$ 22.94	$ 11.09
Forfeited and cancelled (in dollars per share)																																																									$ 27.2	$ 26.23	$ 23.07
Total restricted stock units outstanding, end of period (in dollars per share)																																																									$ 22.82	$ 23.11	$ 22.06			$ 22.82	$ 23.11	$ 22.06
2005 LTIP Terms
Vesting period																	7 years
Percentage awards vesting per annum during first four years																	10.00%
Percentage awards vesting per annum after first four years																	20.00%
Unrecognized non-cash stock-based compensation expense
Total																36,722,000		31,114,000	5,608,000
Vested Portion																33,750,000		28,499,000	5,251,000
Share-based compensation additional disclosures
Tax benefit from stock awards exercised																															22,898,000	9,786,000	1,665,000
Portion vested (as a percent)																				70.00%
Remaining portion to meet vesting condition (as a percent)																				30.00%
Estimated Remaining Non-Cash, Stock-Based Compensation Expense
Expense estimated to be recognized during 2013																							1,778,000				2,677,000
Estimated contingent expense subsequent to 2013																											42,804,000
Adjustment to recognized non-cash, stock-based compensation expense																												7,000,000		4,000,000
Adjustment to recognized non-cash, stock-based compensation expense to be expensed over the remaining vesting period																												3,000,000
Total estimated remaining expense over the term of plan																							1,778,000				45,481,000
Recognized non-cash stock-based compensation expense
Non-cash stock-based compensation expense recognized	$ 38,573,000	$ 31,163,000	$ 15,387,000										$ 16,496,000	$ 19,088,000	$ 3,255,000					$ 9,025,000	$ 18,944,000	$ 2,984,000		$ 7,471,000	$ 144,000	$ 271,000		$ 13,000,000	$ 3,000,000
Black-Scholes option valuation model, assumptions
Risk free interest rate, low end of range (as a percent)																															0.41%	0.36%	1.50%
Risk free interest rate, high end of range (as a percent)																															1.29%	3.18%	2.89%
Volatility factor, low end of range (as a percent)																															33.15%	31.74%	33.33%
Volatility factor, high end of range (as a percent)																															39.50%	45.56%	38.63%
Expected term of options																																		5 years 10 months 24 days	10 years	7 years 6 months	3 years 1 month 6 days	3 years 7 months 6 days	5 years 2 months 12 days
Weighted-average fair value of options granted (in dollars per share)																																		$ 13.79	$ 14.77	$ 8.14	$ 6.72	$ 8.73	$ 6.83
Dividend yield percentage																															0.00%	0.00%	0.00%

Stock-Based Compensation (Details 2) (Stock Options, Dish awards, USD $)	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2012 Range of Exercise Prices $00.00 - $10.00	Dec. 31, 2012 Range of Exercise Prices $10.00 - $15.00	Dec. 31, 2012 Range of Exercise Prices $15.00 - $20.00	Dec. 31, 2012 Range of Exercise Prices $20.00 - $25.00	Dec. 31, 2012 Range of Exercise Prices $25.00 - $30.00	Dec. 31, 2012 Range of Exercise Prices $30.00 - $35.00	Dec. 31, 2012 Range of Exercise Prices $35.00 - $40.00	Dec. 31, 2012 Range of Exercise Prices $00.00 - $40.00
Exercise prices for stock options outstanding and exercisable:
Exercise prices, outstanding stock option awards, low end of range (in dollars per share)					$ 0	$ 10	$ 15	$ 20	$ 25	$ 30	$ 35	$ 0
Exercise prices, outstanding stock option awards, high end of range (in dollars per share)					$ 10	$ 15	$ 20	$ 25	$ 30	$ 35	$ 40	$ 40
Number of stock options outstanding (in shares)	13,018,490	17,640,074	18,447,004	18,094,235	2,869,406	422,001	2,606,985	4,009,998	2,332,100	741,000	37,000	13,018,490
Outstanding, Weighted-Average Remaining Contractual Life					4 years 9 months 4 days	5 years 7 months 13 days	6 years 8 months 8 days	3 years 10 months 2 days	7 years 10 months 20 days	7 years 1 month 24 days	9 years 8 months 8 days	5 years 7 months 6 days
Outstanding, Weighted-Average Exercise Price (in dollars per share)	$ 18.99	$ 20.38	$ 17.76	$ 20.86	$ 7.11	$ 12.25	$ 16.58	$ 21.59	$ 28.49	$ 32.54	$ 36.38	$ 18.99
Number of stock options exercisable	4,310,489	6,387,798	5,325,753		1,433,956	84,001	462,684	1,425,998	665,350	236,500	2,000	4,310,489
Exercisable, Weighted-Average Remaining Contractual Life					4 years 9 months 29 days	5 years 11 months 23 days	3 years 11 months 26 days	3 years 4 days	6 years 5 months 19 days	4 years 4 months 24 days	4 years 3 months	4 years 4 months 20 days
Exercisable, Weighted-Average Exercise Price (in dollars per share)	$ 17.92	$ 21.73	$ 22.7		$ 7.1	$ 12.17	$ 18.01	$ 21.86	$ 28.26	$ 32.37	$ 36.1	$ 17.92

Stock-Based Compensation (Details 3) (USD $)	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Stock-Based Compensation
Non-cash, stock-based compensation	$ 38,573,000	$ 31,163,000	$ 15,387,000
Non-Performance Based Stock Awards
Stock-Based Compensation
Unrecognized compensation expense	19,000,000
Future forfeiture rate (as a percent)	4.00%
Weighted-average period (in years)	2 years
2012 Stock Option Adjustment
Stock-Based Compensation
Non-cash, stock-based compensation	13,000,000		3,000,000
Subscriber-related
Stock-Based Compensation
Non-cash, stock-based compensation	1,607,000	1,914,000	1,160,000
General and administrative
Stock-Based Compensation
Non-cash, stock-based compensation	$ 36,966,000	$ 29,249,000	$ 14,227,000

Commitments and Contingencies (Details) (USD $) In Thousands, unless otherwise specified	Dec. 31, 2012
Commitment and Contingencies
Total	$ 22,427,491
2013	3,364,424
2014	2,569,704
2015	2,130,086
2016	2,669,656
2017	1,844,371
Thereafter	9,849,250
Long-term debt obligations
Commitment and Contingencies
Total	11,615,427
2013	506,113
2014	1,005,778
2015	756,160
2016	1,504,669
2017	904,903
Thereafter	6,937,804
Capital lease obligations
Commitment and Contingencies
Total	248,304
2013	28,674
2014	26,672
2015	27,339
2016	30,024
2017	32,958
Thereafter	102,637
Interest expense on long-term debt and capital lease obligations
Commitment and Contingencies
Total	4,896,519
2013	773,734
2014	731,413
2015	633,625
2016	548,088
2017	491,652
Thereafter	1,718,007
Satellite-related obligations
Commitment and Contingencies
Total	2,041,536
2013	253,354
2014	253,279
2015	253,209
2016	253,144
2017	242,777
Thereafter	785,773
Operating lease obligations
Commitment and Contingencies
Total	170,837
2013	44,436
2014	32,891
2015	23,460
2016	19,142
2017	7,022
Thereafter	43,886
Purchase obligations
Commitment and Contingencies
Total	3,454,868
2013	1,758,113
2014	519,671
2015	436,293
2016	314,589
2017	165,059
Thereafter	$ 261,143

Commitments and Contingencies (Details 2) (USD $)	12 Months Ended				12 Months Ended					12 Months Ended	0 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2012 DBSD North America and TerreStar Transactions Wireless Spectrum	Mar. 09, 2012 DBSD North America and TerreStar Transactions Wireless Spectrum	Mar. 09, 2012 DBSD North America and TerreStar Transactions Sprint Settlement Agreement Wireless Spectrum	Mar. 09, 2012 DBSD North America Wireless Spectrum	Mar. 09, 2012 TerreStar Wireless Spectrum	Dec. 31, 2008 Dish Network	Mar. 09, 2012 Dish Network DBSD North America
Spectrum Investments
Commitment by related party to acquire equity ownership (as a percent)											100.00%
Unrecognized tax benefits	$ 185,669,000	$ 190,935,000	$ 170,226,000	$ 199,172,000
Purchase price of assets						2,860,000,000	114,000,000	1,364,000,000	1,382,000,000
2 GHz Interim Build-out Requirement (as a percent)					40.00%
2 GHz Final Build-out Requirement (as a percent)					70.00%
Accelerated period to meet Final Build-Out Requirement on failure to meet Interim Build-Out Requirement	1 year
Payment to acquire certain 700 MHz wireless licenses										$ 712,000,000
700 MHz Interim Build-out Requirement (as a percent)	35.00%
700 MHz Final Build-out Requirement (as a percent)	70.00%

Commitments and Contingencies (Details 3) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Commitments
Total rent expense for operating leases	$ 252	$ 267	$ 263
Maximum
Commitments
Term of programming contracts	10 years
Minimum
Commitments
Term of programming contracts	1 year

Commitments and Contingencies (Details 4) (USD $)	12 Months Ended			0 Months Ended	12 Months Ended			12 Months Ended		1 Months Ended		12 Months Ended						1 Months Ended		12 Months Ended	1 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010	Oct. 23, 2012 Voom Settlement Agreement	Dec. 31, 2012 Voom Settlement Agreement	Dec. 31, 2012 Katz Communications-Patent infringement item	Dec. 31, 2007 Katz Communications-Patent infringement item	Dec. 31, 2012 Satellite lease guarantees	Dec. 31, 2012 Satellite transponder guarantees	Oct. 31, 2012 ESPN-Affiliation agreements	Apr. 30, 2009 ESPN-Affiliation agreements	Dec. 31, 2012 ESPN-Affiliation agreements	Dec. 31, 2011 ESPN-Affiliation agreements	Dec. 31, 2008 ESPN-Affiliation agreements	Jun. 21, 2011 ESPN-Affiliation agreements	Dec. 31, 2010 ESPN-Affiliation agreements	Mar. 15, 2010 ESPN-Affiliation agreements	Jul. 31, 2009 Technology Development Licensing-Patent infringement item	Jan. 31, 2008 Voom HD Holdings-Affiliation agreements	Dec. 31, 2012 Pragmatus Minimum item	May 31, 2012 Patent infringement or breach of agreement Maximum
Loss contingencies
Guarantee for payments								$ 111,000,000	$ 438,000,000
Guarantee term (in years)								P26M
Claim amount														35,000,000					2,500,000,000
Additional claim amount											30,000,000
Court ruling															66,000,000		66,000,000
Litigation accrual												71,000,000				42,000,000
Litigation expense													24,000,000
Attorneys' fees										5,000,000
General and administrative expenses	616,339,000	570,699,000	573,495,000									5,000,000
Number of days to store HD primetime programs recordings																					8 days
Loss Contingency Terms
Number of patents the suit alleges infringement of							19
Number of reexamination petitions pending before patent and trademark office						2												2
Number of patents remain in the lawsuit						4
Cash paid under settlement agreement				700,000,000
Payments under the multi-year affiliation agreement allocated to the fair value of the Voom Settlement Agreement					54,000,000
Fair value of MVDDS Licenses					24,000,000
Litigation expense	$ 730,457,000	$ (316,949,000)	$ 225,456,000		$ 730,000,000
Number of companies against whom similar complaints bought																				40

Valuation and Qualifying Accounts (Details) (Allowance for doubtful accounts, USD $) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Allowance for doubtful accounts
Activity in Valuation and Qualifying Accounts
Balance at Beginning of Year	$ 11,916	$ 29,650	$ 16,372
Charged to Cost and Expenses	116,742	94,678	115,478
Deductions	(114,824)	(112,412)	(102,200)
Balance at End of Year	$ 13,834	$ 11,916	$ 29,650

Quarterly Financial Data (Unaudited) (Details) (USD $) In Thousands, unless otherwise specified	3 Months Ended								12 Months Ended
	Dec. 31, 2012	Sep. 30, 2012	Jun. 30, 2012	Mar. 31, 2012	Dec. 31, 2011	Sep. 30, 2011	Jun. 30, 2011	Mar. 31, 2011	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Quarterly Financial Data (Unaudited)
Total revenue	$ 3,294,876	$ 3,291,877	$ 3,317,621	$ 3,247,226	$ 3,256,824	$ 3,250,805	$ 3,331,827	$ 3,220,590	$ 13,151,600	$ 13,060,046	$ 12,635,737
Operating income (loss)	539,061	(222,334)	502,238	573,970	622,091	632,210	710,709	985,390	1,392,935	2,950,400	1,943,553
Net income (loss)	$ 225,585	$ (240,719)	$ 221,910	$ 277,490	$ 330,516	$ 297,001	$ 349,292	$ 548,874

Related Party Transactions (Details) (USD $)	12 Months Ended								0 Months Ended		1 Months Ended					12 Months Ended		12 Months Ended	1 Months Ended	0 Months Ended	12 Months Ended											1 Months Ended		12 Months Ended	1 Months Ended	12 Months Ended	1 Months Ended		12 Months Ended	1 Months Ended	12 Months Ended	3 Months Ended	1 Months Ended		12 Months Ended			3 Months Ended	12 Months Ended			1 Months Ended	12 Months Ended	1 Months Ended	12 Months Ended	1 Months Ended		12 Months Ended					3 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2012 Blockbuster, Wireless Spectrum and Other Segments	Dec. 31, 2011 Blockbuster, Wireless Spectrum and Other Segments	Dec. 31, 2012 EchoStar XVI	Dec. 31, 2011 Tivo Inc	Dec. 31, 2010 Tivo Inc	Dec. 02, 2012 Dish Network	Oct. 02, 2012 Dish Network	Nov. 30, 2011 Dish Network	Aug. 31, 2011 Dish Network	Apr. 30, 2011 Dish Network	Nov. 30, 2011 Dish Network Sprint Settlement Agreement	Apr. 30, 2011 EchoStar TiVo v. Dish Network and EchoStar Corporation item	Dec. 31, 2012 EchoStar TiVo v. Dish Network and EchoStar Corporation	Apr. 29, 2011 EchoStar TiVo v. Dish Network and EchoStar Corporation	Dec. 31, 2012 EchoStar Remanufactured Receiver Agreement	May 31, 2010 EchoStar Certain Sports Related Programming Broadcast Agreement	Dec. 21, 2012 EchoStar EchoStar XVI	Dec. 31, 2012 EchoStar EchoStar XVI	Dec. 31, 2009 EchoStar EchoStar XVI	Dec. 31, 2009 EchoStar DISH Nimiq 5 Agreement item	Dec. 31, 2008 EchoStar QuetzSat-1 Lease Agreement item	Dec. 31, 2012 EchoStar TT&C Agreement	Dec. 31, 2012 EchoStar Receiver Agreement	Dec. 31, 2011 EchoStar Receiver Agreement	Dec. 31, 2010 EchoStar Receiver Agreement	Dec. 31, 2012 EchoStar Inverness Lease Agreement	Dec. 31, 2012 EchoStar Santa Fe Lease Agreement	Dec. 31, 2012 EchoStar Gilbert Lease Agreement	Nov. 30, 2011 EchoStar DISH Online.com Services Agreement	Jan. 31, 2010 EchoStar DISH Online.com Services Agreement item	Dec. 31, 2012 EchoStar DISH Online.com Services Agreement	Feb. 28, 2010 EchoStar DISH Remote Access Services Agreement	Dec. 31, 2012 EchoStar DISH Remote Access Services Agreement	Feb. 29, 2012 EchoStar Sling Service Services Agreement	Feb. 28, 2010 EchoStar Sling Service Services Agreement	Dec. 31, 2012 EchoStar Sling Service Services Agreement	Sep. 30, 2010 EchoStar RUS Implementation Agreement	Dec. 31, 2012 EchoStar RUS Implementation Agreement	Mar. 31, 2010 EchoStar EchoStar XV Launch Service	Jul. 31, 2012 EchoStar Weather Related Programming Agreement	Oct. 31, 2010 EchoStar Acquisition of South.com, L.L.C	Dec. 31, 2010 EchoStar International Programming Rights Agreement	Dec. 31, 2008 EchoStar Varick Sublease Agreement	Dec. 31, 2012 EchoStar El Paso Lease Agreement item	Sep. 30, 2012 EchoStar QuetzSat-1 Transponder Agreement item	Dec. 31, 2012 EchoStar Minimum Broadcast Agreement	Dec. 31, 2012 EchoStar Minimum Receiver Agreement	Dec. 31, 2012 EchoStar Minimum Product Support Agreement	Jan. 31, 2013 EchoStar Dish Network Professional Services Agreement	Dec. 31, 2012 EchoStar Dish Network Professional Services Agreement	Jan. 31, 2013 EchoStar Dish Network Management Services Agreement	Dec. 31, 2012 EchoStar Dish Network Management Services Agreement	Dec. 31, 2011 EchoStar Dish Network Maximum Patent Cross-License Agreements	Dec. 31, 2012 EchoStar Dish Network Maximum Patent Cross-License Agreements	Dec. 31, 2012 NagraStar	Dec. 31, 2011 NagraStar	Dec. 31, 2010 NagraStar	Dec. 31, 2012 Blockbuster, Inc.	Dec. 31, 2011 Blockbuster, Inc.	Jun. 30, 2010 EchoStar XIV DISH Orbital II L.L.C	Sep. 30, 2010 EchoStar XV DISH Orbital II L.L.C
Related Party Transactions
Dividend declared (in dollars per share)									$ 1		$ 2
Aggregate dividend declared (in dollars per share)									$ 453,000,000		$ 893,000,000
Dividend paid to DOC	907,230,000	3,500,000,000							850,000,000		1,300,000,000	700,000,000	1,500,000,000
Distribution to DOC of the assets and liabilities associated with satellite broadband business										66,000,000
Deemed dividend										57,000,000
Net satellite broadband assets distributed to DISH Network	8,628,000									9,000,000
Fair value of property and equipment																																																															448,000,000	413,000,000
Amount assumed in vendor financings																																																															22,000,000	18,000,000
Amount paid to affiliate																																																															426,000,000	395,000,000
Carrying value of property and equipment	3,007,384,000	3,122,243,000																																																													317,000,000	278,000,000
Capital distribution to DOC			266,699,000																																																												131,000,000	135,000,000
Subscriber-related expenses																																																													21,000,000	4,000,000
Minimum required notice period for termination of agreement by related party																		60 days																																					30 days
Automatic renewal period																										1 year										1 year	1 year															1 year		1 year
Minimum notice period for termination of agreement																															30 days																						60 days		1 year
Term of renewal option exercised																																1 year
Required notice for termination of individual service																																																				30 days
Minimum required notice period for termination of agreement by related party providing service																																																							180 days
Maximum grants receivable																																								14,000,000
Cost of sales - equipment, services and other	96,240,000	79,563,000	76,295,000																																						7,000,000
Settlement amount															500,000,000
Initial settlement amount paid															300,000,000
Aggregate of six annual installment amounts between 2012 and 2017, net of contribution from related party								517,000,000									200,000,000
Litigation settlement, number of annual installments															6
Contribution from related party															10,000,000
Percentage of litigation settlement amount to be made by related party annually															95.00%
Reversal of litigation accrual							335,000,000
Settlement payment							290,000,000
Portion of litigation payment related to periods periods prior to 2011							182,000,000
Portion of litigation payment related to future period prepayments							108,000,000
Dish Network's share of remaining litigation payments							190,000,000
Litigation settlement gross amount related to future periods							298,000,000
Reduction in litigation expense							6,000,000
Required notice period for termination of agreement by the reporting entity																									60 days									120 days		120 days			120 days	45 days									60 days	60 days	60 days
Agreement term																			10 years				10 years										2 years		5 years			5 years								7 years
Agreement term with third party																							15 years	10 years
Agreement term from commencement of service date																				4 years		10 years
Number of consecutive three year renewal options																																															4
Number of DBS transponders available to receive services																							32
Number of DBS transponders available for related party to receive services																							32	32
Number of DBS transponders expected to receive services																								24
Required notice for renewal of agreement																										180 days
Set-top boxes and other equipment purchases from EchoStar																										1,028,588,000	1,158,293,000	1,470,173,000
Set-top boxes and other equipment included in "Cost of sales - subscriber promotion subsidies - Echostar"	264,208,000	249,440,000	175,777,000																							264,208,000	249,440,000	175,777,000
Required notice period for termination of agreement																													6 months
Term of renewal option						6 years																								1 year																	3 years
Additional term of renewal option																					5 years
Number of transponders subleased																																																5
Number of successive one year renewal options																																	3
Fair value of rights assigned																																										103,000,000
Recorded value of rights assigned																																										89,000,000
Excess of paid amount over recorded amount of rights assigned																																										14,000,000
Amount paid for related party transaction																5,000,000																											5,000,000	5,000,000	2,000,000
Payments to third party by related party																																																								10,000,000
Payments to third party by related party under extension option																																																									3,000,000
Net payment for agreement settlement														114,000,000
Expenses from transactions with related party				11,000,000	2,000,000																																																					72,549,000	77,705,000	79,547,000
Amounts Payable and Commitments	$ 262,843,000	$ 222,917,000																																																								$ 21,930,000	$ 5,853,000